Registration Nos. 333-148736

811-09725

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT N/A

POST-EFFECTIVE AMENDMENT No. 2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 4

THE GUARDIAN SEPARATE ACCOUNT N

(Exact Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Complete Address of Principal Executive Offices)

(212) 598-8359

(Depositors Telephone Number)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

Steve Roth

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Approximate Date of Proposed Public Offering: Upon the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or

☒	on May 1, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i), or

☐	on pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 29, 2010.

May 1, 2010	Securities Act of 1933 File No. 333-148736

PROSPECTUS FOR FLEXIBLE SOLUTIONSSM VARIABLE UNIVERSAL LIFE – GOLD SERIES

Issued by The Guardian Insurance & Annuity Company, Inc. through The Guardian Separate Account N

7 Hanover Square, New York, New York 10004

Flexible SolutionsSM Variable Universal Life – Gold Series (Flexible Solutions VUL) is an individual variable universal life insurance policy providing lifetime insurance protection. It offers flexibility in the timing and amount of the premiums you pay, how your premiums are invested, and the amount of coverage you have; but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options. You can also allocate Net Premiums and Policy Account Value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The following variable investment options are available through this product.

RS Investment Management Co. LLC

(Class I Shares except where otherwise indicated)

RS Large Cap Alpha VIP Series

RS S&P 500 Index VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Partners VIP Series

RS Small Cap Growth Equity VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Global Natural Resources VIP Series (Class II Shares)

RS Money Market VIP Series

EULAV Asset Management, LLC

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Gabelli Funds, LLC

Gabelli Capital Asset Fund

Davis Selected Advisers, LP

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Janus Capital Management LLC (Institutional Shares)

Janus Aspen Enterprise Portfolio

Janus Aspen Forty Portfolio

Janus Aspen Janus Portfolio

Janus Aspen Worldwide Portfolio

Massachusetts Financial Services Company
(Initial Class Shares)

MFS Growth Series

MFS Total Return Series

MFS Investors Trust Series

MFS Research Series

MFS New Discovery Series

Invesco Advisers, Inc. (Series I Shares)

Invesco V.I. Capital Appreciation Fund (previously AIM V.I. Capital Appreciation Fund)

Invesco V.I. Core Equity Fund (previously AIM V.I Core Equity Fund)

Invesco V.I. Utilities Fund (previously AIM V.I. Utilities Fund)

Fidelity Management & Research Company (Service Class 2 Shares)

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Mid Cap Portfolio

AllianceBernstein LP (Class B Shares)

AllianceBernstein VPS Growth & Income Portfolio

AllianceBernstein VPS Large Cap Growth Portfolio

AllianceBernstein VPS Global Thematic Growth Portfolio

AllianceBernstein VPS Value Portfolio

This prospectus sets forth information that you should know about the Policy before investing. Please retain it for future reference. It must be accompanied by the current prospectuses for the foregoing variable investment options. Please read these prospectuses carefully before investing.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Flexible Solutions VUL policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the Policies and offers the Policies through its sales representatives or through sales representatives of broker-dealer firms that have entered into agreements with GIAC and GIS to sell the Policies and who are registered with FINRA and with the states in which they do business. More information about GIS and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You can also obtain various investor brochures from FINRA.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Flexible Solutions VUL variable universal life insurance Policy, including policy benefits, policy risks and the risks associated with each variable investment option available under the Policy. It is qualified by the detailed explanation which follows and the terms of your VUL policy. A prospective purchaser should evaluate the need for life insurance and the Policy’s long term investment potential before buying a Policy. In addition, it may not be advantageous to terminate existing life insurance coverage and replace it with a Flexible Solutions VUL Policy. Variable life insurance is not a short-term investment.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide important benefits:

•	a death benefit that is not taxable to your beneficiary

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your Net Premium payments and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your Policy may increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your Policy has no guaranteed cash value. The Policy is not generally suitable for short-term investment purposes.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this Policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death Benefits

You have a choice of three death benefit options with this Policy:

•	under Option 1, the death benefit is a fixed amount, your Policy’s Face Amount.

•

under Option 2, the death benefit is a variable amount, based on your Policy’s Face Amount and the value of the investments held in your Policy, your Policy Account Value. These values can change depending on the performance of the investments held in your Policy.

•

under Option 3, the death benefit is an amount based on your Policy’s Face Amount and the sum of your Net Accumulated Premiums. The death benefit amount will increase when you make premium payments, but will decrease when you make partial withdrawals.

Terms we’ve used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner.

You can find definitions of special terms used in this prospectus in Appendix A.

Benefits

There are two types of insurance benefits available through this Policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. Life insurance may also provide certain tax benefits.

SUMMARY	PROSPECTUS	1

Within certain limits, you can change your Policy’s death benefit option from Option 2 or 3 to Option 1 on or after the first Policy Anniversary and as long as the insured is still living, until the Policy Anniversary closest to the insured’s 100th birthday. At the insured’s Attained Age 100, the death benefit option will automatically be changed to Option 1. See “Death Benefit Options.” At the insured’s Attained Age 121, we will pay the Policy Account Value less Policy Debt to you.

Additional Sum Insured

You may purchase an Additional Sum Insured when the policy is issued. The Additional Sum Insured will be part of your Policy’s Face Amount until the insured’s Attained Age 100 at which time this coverage terminates. This option may not be available in all jurisdictions. See “Benefits and Policy Values.”

Rider Benefits

Riders are a way to add to the coverage offered by your Policy. A variety of riders are offered under the Policy. There may be additional costs for rider benefits. See “Appendix B.”

Tax Benefits

In most cases, you are not taxed on earnings until you take earnings out of the Policy. The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit. See “Federal Tax Considerations.”

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Flexible Solutions VUL, which together form your Policy premium. See “Premiums.” After you have paid the Minimum to Issue Premium, you may pay premiums on your Policy at any time and in any amount during the lifetime of the insured subject to certain limits. However, if your Policy Account Value, after subtracting the Monthly Deductions and the Policy Debt, is less than zero on a Monthly Processing Date, your Policy may lapse, unless the No Lapse Guarantee or Guaranteed Coverage Rider is in effect and you have satisfied the requirements. We will warn you if your Policy is in danger of lapsing. See “Default.”

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options and a fixed-rate option. See “Your Allocation Options.” Currently, there is no limit to the number of investment options to which you may allocate your Net Premiums and Policy Account Value, although we reserve the right to limit these options in the future.

Each variable investment option invests in a mutual fund or a series of a mutual fund. The value of these options, and your Policy Account Value in them, will vary depending on the performance of the mutual funds. There is no minimum guaranteed Policy Account Value for amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your Policy Account Value will decrease. You could lose everything you invest and your Policy could lapse without value unless you pay additional premium.

Flexible premium

payments

After you have paid the Minimum to Issue Premium you may pay premiums on your Policy at any time and in any amount during the lifetime of the insured.

Allocation options

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options and a fixed-rate option.

2	PROSPECTUS	SUMMARY

You will find the investment objectives, policies, fees and expenses, and a comprehensive discussion of the risks of each of these funds listed in the accompanying prospectus for that fund. You should read the fund prospectuses carefully and consider the investment objective, risks, fees and charges before investing in any variable investment option. See “The Variable Investment Options.”

Amounts allocated to the fixed-rate option earn a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 3%. GIAC sets the rate of interest for the fixed-rate option in its sole discretion, and you assume the risk that the rates we set might not exceed the minimum guaranteed rate. GIAC guarantees your principal and interest under this option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

To the extent that the money in your Policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time, subject to certain limitations on frequent transfer activity. See “Transfers Between the Investment Options” and “Frequent Transfers Among the Variable Investment Options.” We also limit transfers out of the fixed-rate option. See “Transfers from the Fixed-rate Option.”

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

You may, within limits, make partial withdrawals of your Policy’s Net Cash Surrender Value. See “Partial Withdrawals.” The Net Cash Surrender Value is your Policy Account Value minus any surrender charges and Policy Debt.

You may also, within limits, borrow all or a portion of the loan value of your Policy, while the insured is living. There are risks associated with Policy loans. When you take a Policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Account to serve as collateral. Amounts in the Loan Account do not participate in the investment experience of the allocation options and the loan, therefore, can affect the Policy Account Value and death benefit over time whether or not the loan is repaid. Outstanding loans reduce the amounts available for withdrawal or surrender, and the amount we pay on the insured’s death. Your Policy may lapse (terminate without value) if your Policy Debt plus Monthly Deduction due on any Monthly Processing Date exceeds the Policy Account Value. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, you may have to pay tax on the amount you still owe to your Policy. See “Policy Loans” and “Federal Tax Considerations.”

Finally, you may at any time surrender your Policy for the Net Cash Surrender Value. After you surrender your Policy, you no longer have insurance coverage. A surrender charge applies for 8 Policy Years after

Investment Risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest and your Policy could lapse without value if you do not pay additional premium. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Surrender and

Withdrawal Risks

The Policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your Policy will lapse.

SUMMARY	PROSPECTUS	3

the Issue Date. An additional surrender charge will be applicable for 8 years from the date of any increase in the Face Amount of the Policy. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender it or make partial withdrawals in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short term investment. Surrenders and partial withdrawals may have tax consequences. See “Surrendering Your Policy” and “Federal Tax Considerations.”

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe there is a reasonable basis for concluding that your Flexible Solutions VUL Policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional tax. See “Federal Tax Considerations.”

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Flexible Solutions VUL Policy. See “Charges and Deductions Tables” and “Deductions and Charges.”

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

You may request a decrease in the Face Amount at any time. The requested decrease must be at least $5,000, the insured must be alive on the date the decrease will take effect and Monthly Deductions currently cannot be waived under a Waiver of Monthly Deductions Rider. The new Face Amount cannot be lower than GIAC’s current minimum Face Amount. See “Decreasing the Face Amount.”

Loan Risks

Loans reduce the amount of Policy Account Value available for withdrawal or surrender, and the amount we pay on the insured’s death, by the amount of the indebtedness. Your Policy may lapse if your Policy Debt plus Monthly Deductions due on a Monthly Processing Date reduce the Policy Account Value to less than zero. A loan also may have tax consequences.

Tax Risk

Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing a Policy.

Risk of increase in

current fees and

expenses

Certain Policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these expenses up to the guaranteed maximum levels.

4	PROSPECTUS	SUMMARY

Increasing the face amount of the policy

On and after your first Policy Anniversary, you may request an increase in your Policy’s Face Amount. The increase is subject to evidence of insurability, must be for at least $25,000, the insured must be Attained Age 70 or less at the time of the increase and Monthly Deductions currently cannot be waived under a Waiver of Monthly Deductions Rider. The amount of each increase will be treated as a separate Policy Segment, with its own underwriting class, cost of insurance rates, surrender charges, administrative charges, Target Premiums, Minimum Monthly Premium (if the No Lapse Guarantee is in effect) and Guaranteed Coverage Rider Minimum Monthly Premium (if the Guaranteed Coverage Rider is in effect). The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date of the increase. See “Increasing the Face Amount.”

Exchanging Your Flexible Solutions VUL Policy for a Fixed-benefit Life Insurance Policy

You may exchange your Flexible Solutions VUL Policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates prior to the insured’s Attained Age 90. There may be a credit or a cost to be paid. See “Exchanging a Policy.”

Canceling Your Policy After It Has Been Issued

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days after you receive your Policy, or

•	45 days after you sign the completed application for your Policy.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your Policy will be considered void from the beginning. See “Your Right To Cancel Your Policy.”

COULD YOUR POLICY LAPSE?

Your Policy may lapse if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, and you do not make the required payment within 61 days of the time the Monthly Deduction is due.

If your Policy has a No Lapse Guarantee feature, during the No Lapse Guarantee Period your Policy will not lapse, even if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, so long as the No Lapse Guarantee Condition is satisfied. See “No Lapse Guarantee.”

If your Policy has the Guaranteed Coverage Rider, and the No Lapse Guarantee is not applicable, while this Rider is in force, your Policy will not lapse, even if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, so long as the Guaranteed Coverage Rider requirement is satisfied. See “Guaranteed Coverage Rider.”

We will warn you at least 30 days in advance if we see that your Policy is in danger of lapsing. We will tell you the amount of the required payment that you must pay in order to keep your Policy in force, and will keep your Policy in force if we receive the required payment when requested. See “Default.”

Policy changes

you can make

With certain restrictions, you may:

•	request an increase or decrease in the Face Amount of your Policy

•	exchange your Flexible Solutions VUL Policy for a level premium fixed-benefit life insurance policy

•	cancel your Policy after it has been issued.

Risk of policy

lapse

Your Policy may lapse if you don’t pay enough Policy premium or if you have excess Policy Debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, policy duration, Face Amount and underwriting class — the tables below show the maximum and minimum charges we assess under the Policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, or transfer Policy Account Value among the variable investment options and the fixed-rate option. All charges have been rounded to the nearest cent or hundredth, as applicable.

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge and Current Charge
Premium Charge (Premium tax included)[1]	Upon each premium payment	In each of Policy and Coverage Years 1-10[2]: •7% of premiums paid up to one Target Premium[3] •4% of premiums paid in excess of one Target Premium[3]
Surrender Charge[4]
Maximum First Year Surrender Charge	Upon full surrender of the Policy[4]	$43.39 per $1,000 of Basic Sum Insured
Minimum First Year Surrender Charge	Upon full surrender of the Policy[4]	$2.07 per $1,000 of Basic Sum Insured
Surrender Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Upon full surrender of the Policy[4]	$4,163
		Maximum Guaranteed Charge	Current Charge
Transfer Charge	Upon transfer	$25 per transfer (first 12 per year are free)	None
Policy Continuation Rider	When benefit is elected	4.5% of Policy Account Value	3.5% of Policy Account Value
Reinstatement Charge	Upon reinstatement

(1)   interest on any excess of Policy Debt over Policy Account Value, @6% per year, plus

(2)   the difference between the Policy’s surrender charge on the reinstatement date and on the date of lapse, plus

(3)   interest on the Policy Debt from the date of lapse to the date of reinstatement.

Representative costs may vary from the costs you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

[1]

The premium charge includes a charge for premium taxes, which vary from jurisdiction to jurisdiction and currently range from 0%-5% (and certain municipalities in Kentucky charge an additional premium tax of up to 10% on first year premiums only).

[2]

Premium charges decline after Policy and Coverage Year 10. In each of Policy and Coverage Years 11 and beyond the guaranteed and current charge is 4% of premiums paid up to one Target Premium and 0% in excess of one Target Premium.

[3]

The amount of the Target Premium for a Policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of Basic Sum Insured Target Premium for a non-substandard rated Policy is $2.24 per $1,000 of Face Amount and the maximum amount for a non-substandard rated Policy is $100 per $1,000 of Face Amount.

[4]

The surrender charge is imposed upon full surrender of the Policy. The surrender charge decreases every year until it reaches 0% by the beginning of the 9th Policy Year following the Initial Face Amount and each increase in Face Amount. Surrender charges vary based on the insured’s age, sex, underwriting class and Face Amount for the Initial Face Amount and each increase in Face Amount. The surrender charge shown in the table may not be representative of the charges you will pay. Contact our Customer Service Office for further information.

6	PROSPECTUS	SUMMARY

The next table describes the fees and expenses that are payable periodically during the time that you own the Policy, not including the fees and expenses of the underlying fund companies. Charges for “Optional Policy Benefits” are the charges we deduct if you choose to add optional benefits by rider. All charges have been rounded to the nearest cent or hundredth as applicable.

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Mortality and Expense Risk Charge	Monthly	Policy Years 1-10: 0.75% annually of the Policy Account Value in the variable investment options.[1]	Policy Years 1-10: 0.50% annually of the Policy Account Value in the variable investment options.[2]
Maximum Guaranteed Charge and Current Charge
Cost of Insurance[3]
Maximum First Year Charge	Monthly	$5.42 per $1,000 of Net Amount at Risk (NAR)[4]
Minimum First Year Charge	Monthly	$.010 per $1,000 of NAR[5]
First Year Cost of Insurance Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.07 per $1,000 of NAR
Policy Charge	Monthly	$7.50
Administrative Charge[6]
Maximum Charge	Monthly	$0.82 per $1,000 of Basic Sum Insured
Minimum Charge	Monthly	$0.05 per $1,000 of Basic Sum Insured
Administrative Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.13 per $1,000 of Basic Sum Insured

SUMMARY	PROSPECTUS	7

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Interest on Policy Loans	Annually on the Policy Anniversary	4% annually on all outstanding Policy Debt until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary. See footnotes for charges thereafter[7,8]
Charges for Optional Policy Benefits[9]
Accidental Death Benefit Rider (ADB)
Maximum First Year Charge	Monthly	$0.11 per $1,000 of ADB Face Amount
Minimum First Year Charge	Monthly	$0.06 per $1,000 of ADB Face Amount
Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.69 per $1,000 of ADB Face Amount
Waiver of Monthly Deductions Rider
Maximum First Year Charge	Monthly	$0.11 per $1.00 of Monthly Deduction
Minimum First Year Charge	Monthly	$0.01 per $1.00 of Monthly Deduction
Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	0.03 per $1.00 of Monthly Deduction
Guaranteed Insurability Option Rider (GIO)
Maximum First Year Charge	Monthly	$0.41 per $1,000 of GIO face amount
Minimum First Year Charge	Monthly	$0.21 per $1,000 of GIO face amount

8	PROSPECTUS	SUMMARY

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Guaranteed Insurability Option Rider (GIO) (continued)
Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.09 per $1,000 of GIO Face amount
Disability Benefit Rider (DBR)
Maximum First Year Charge	Monthly	$9.67 per $100 of the Specified Amount as defined in the DBR
Minimum First Year Charge	Monthly	$0.94 per $100 of the Specified Amount as defined in the DBR
Charge for Representative Insured: a male, issue age 35, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$2.30 per $100 of Specified Amount

Representative costs may vary from the cost you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

[1]

In Policy Years 11-20, we deduct an annual maximum charge of 0.35% of the Policy Account Value in the variable investment options up to the Account Value Breakpoint and 0.25% above the Account Value Breakpoint. In Policy Years 21 and beyond, we deduct an annual maximum charge of 0.25% of the Policy Account Value in the variable investment options. The “Account Value Breakpoint” is equal to $100,000 less any Policy Account Value allocated to the fixed-rate option, but not less than zero.

[2]

In Policy Years 11-20, we deduct an annual current charge of 0.10% of the Policy Account Value in the variable investment options up to the Account Value Breakpoint[4]. In Policy Years 21 and beyond, the current charge is 0.00%. The “Account Value Breakpoint” is equal to $100,000 less any Policy Account Value allocated to the fixed-rate option, but not less than zero.

[3]

The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and Face Amount for the Initial Face Amount and each increase in Face Amount. The cost of insurance charge is currently lower if the Policy’s Face Amount is at least $500,000. See “Deductions and Charges.” The representative cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[4]

The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the maximum first year guaranteed or current charge is $45.14 per $1,000 of NAR.

[5]

The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the minimum first year guaranteed or current charge is $.014 per $1,000 of NAR.

[6]

The administrative charge is imposed for the first 10 Policy Years and Coverage Years only. This is based on the insured’s age, sex, and underwriting class for the Basic Sum Insured and each Policy Segment. This charge is currently lower if the Policy’s Face Amount is at least $500,000. See “Deductions and Charges.” The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.

[7]

After the later of the Insured’s Attained Age 60 or the 10th Policy Anniversary the maximum guaranteed interest rate is 3.5% for all outstanding and new Policy loans, and the current interest rate is 3% for all outstanding and new Policy loans.

SUMMARY	PROSPECTUS	9

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds for the fiscal year most recently ended. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution (12b-1) fees, service fees, and other expenses).

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses*	0.36%	1.68%

*	The range of Total Gross Annual Underlying Mutual Fund Operating Expenses shown above does not take into account any contractual and/or voluntary arrangements under which the funds’ advisers currently reimburse fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fee and expense information used to prepare the above table was provided to GIAC by the underlying funds. GIAC has not independently verified such information. In addition, it is based on amounts incurred during the underlying mutual funds’ most recent fiscal years. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

[8]

After taking into account the interest GIAC credits to the Loan Account, your effective rate of borrowing would be: (i) on a current basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0% thereafter on all outstanding and new Policy loans, and (ii) on a guaranteed basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0.5% thereafter for all outstanding and new Policy loans.

[9]

Charges for the Accidental Death Benefit Rider, the Guaranteed Insurability Option Rider, the Waiver of Monthly Deductions Rider, and the Disability Benefit Rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

10	PROSPECTUS	SUMMARY

The Flexible Solutions VUL Policy Diagram

POLICY PREMIUMS	Less	Premium charge

POLICY ACCOUNT VALUE

THE SEPARATE ACCOUNT

Fund level expenses

THE MUTUAL FUNDS	Less	Advisory fees and other expenses

(including any investment return)

RS Investment Management Co. LLC

RS Large Cap Alpha VIP Series

RS S&P 500 Index VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Partners VIP Series

RS Small Cap Growth Equity VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Global Natural Resources VIP Series

RS Money Market VIP Series

Policy level expenses

EULAV Asset Management, LLC	Less	Monthly Deductions
Value Line Centurion Fund	•	Administrative charges
Value Line Strategic Asset Management Trust	•	Mortality and expense risk charge
Gabelli Funds, LLC	•	Charge for the cost of insurance
Gabelli Capital Asset Fund	•	Charge for additional insurance benefits

Davis Selected Advisers, LP

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Janus Capital Management LLC

Janus Aspen Enterprise Portfolio

Janus Aspen Forty Portfolio

Janus Aspen Janus Portfolio

Janus Aspen Worldwide Portfolio

Massachusetts Financial Services Company

MFS Growth Series

MFS Total Return Series

MFS Investors Trust Series

MFS Research Series

MFS New Discovery Series

Invesco Advisers, Inc.

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Utilities Fund

Fidelity Management & Research Company

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Mid Cap Portfolio

AllianceBernstein LP

AllianceBernstein VPS Growth & Income Portfolio

AllianceBernstein VPS Large Cap Growth Portfolio

AllianceBernstein VPS Global Thematic Growth Portfolio

AllianceBernstein VPS Value Portfolio

FIXED-RATE OPTION	LOAN ACCOUNT

(plus interest credited)

(plus loan interest account)

	Less	Transaction deductions •Surrender charge
CASH SURRENDER VALUE
	Less	Policy Debt
NET CASH SURRENDER VALUE

[1]	This diagram excludes the transfer charge which is not being imposed currently. Interest on Policy Debt and repayments of Policy Debt are also not reflected in the diagram.

POLICY DIAGRAM	PROSPECTUS	11

ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

Issuing the policy

A Flexible Solutions VUL insurance Policy must have Basic Sum Insured coverage of at least $100,000. ($250,000 for the preferred plus NT risk class).

THIS SECTION provides detailed information about your Policy. It explains your rights and responsibilities under the Policy, and those of GIAC.

Because the laws and regulations that govern the Policy vary among the jurisdictions where the Policy is sold, some of the Policy’s terms will vary depending on where you live. These terms of your Policy will be outlined in the Policy we send you.

ISSUING THE POLICY

A Flexible Solutions VUL insurance policy must have Basic Sum Insured coverage of at least $100,000. ($250,000 for the preferred plus NT risk class). To issue a Policy:

•	the insured must be age 85 or under ( age 20-80 for preferred plus NT, preferred NT, standard, and sub-standard smoker risk classes) and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the Policy.

If you are interested in replacing an existing policy with a Flexible Solutions VUL Policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Flexible Solutions VUL Policy with the same benefits for men and women.

Backdating your policy

Under certain circumstances we will backdate your Policy if you ask us to, giving you a Policy Date up to six months before the application was actually signed. Backdating your Policy will be allowed only if it would allow you to qualify for a lower premium because the insured was younger on an earlier Policy Date. If we backdate your Policy, we will deduct on the Issue Date the Monthly Deductions due from the backdated Policy Date to the Issue Date. In certain circumstances, we may also require an additional premium payment to put a backdated policy in force. We will not backdate a Policy to a date before which the Policy was available.

12	PROSPECTUS	ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the Policy. You may own the Policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the Policy unless ownership of the Policy has been assigned to someone else. Except for transfers, all of the Policy’s joint owners must approve Policy transactions or changes in writing, including assigning ownership of the Policy to someone else. When a joint policyowner dies, we will divide his or her share of the Policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

You may change the policyowner by written request in Good Order signed and dated by all policyowners. The change will be made effective on the date the request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not the insured and die before the insured, your estate (or if there were joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the Policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named, because the Policy ends when you die.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a ‘contingent’ beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or ‘concurrent’ beneficiary, who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary, and has no rights under the Policy until the insured dies. If the insured outlives all of the beneficiaries named in the Policy, then the policyowner or the policyowner’s estate becomes the beneficiary. You may change the beneficiary, by your signed written request in Good Order. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the death benefit proceeds to your beneficiary within five years of the death of the insured, we may be required to pay them to the state.

The Policyowner

The policyowner is the person named on the application as the owner of the policy. A policyowner does not have to be the insured.

The Beneficiary

The beneficiary is the person you name to receive the proceeds when the insured dies.

ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY	PROSPECTUS	13

BENEFITS AND POLICY VALUES

ADDITIONAL SUM INSURED

You may purchase an Additional Sum Insured under the Policy, which provides additional insurance coverage in addition to the Basic Sum Insured. The Additional Sum Insured provides a level death benefit to the insured’s Attained Age 100. The amount of this coverage, if any, plus the Basic Sum Insured are the two components of your Policy’s Initial Face Amount. The minimum Additional Sum Insured amount you can purchase is $25,000; the maximum amount cannot exceed 400% of the Basic Sum Insured.

Coverage provided by the Additional Sum Insured will be treated like coverage provided by the Basic Sum Insured. In particular:

•	it will be included in calculating whether the Policy qualifies for lower cost of insurance rates;

•	it will affect the minimum death benefit under Section 7702 of the Internal Revenue Code; and

•	it will affect the calculation of premiums for determining whether the Policy is a modified endowment contract.

See “Deductions and Charges;” “Death Benefit Options;” and “Federal Tax Considerations.”

You should consider several factors in deciding whether to purchase coverage as Basic Sum Insured only or Basic Sum Insured plus Additional Sum Insured, including:

•	The Additional Sum Insured provides a level death benefit only to the insured’s Attained Age 100.

•	The Additional Sum Insured has no additional administrative charges or surrender charges.

•	Cost of insurance rates for the Additional Sum Insured are the same as for the Basic Sum Insured.

•

The Additional Sum Insured will have its own Target Premium, in addition to the Basic Sum Insured Target Premium. However, the Target Premium for the Additional Sum Insured is less than the Target Premium for the same amount of Basic Sum Insured.

•	The amount of premium charges you will pay may be less if you purchase coverage with the Additional Sum Insured, rather than only the Basic Sum Insured.

You may purchase Additional Sum Insured coverage only at issue. It cannot be added to your Policy as part of a Face Amount increase.

The Additional Sum Insured may not be available in all jurisdictions.

Please check with your registered representative.

NO LAPSE GUARANTEE

The No Lapse Guarantee ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt mean that the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, on a Monthly Processing Date, is less

14	PROSPECTUS	BENEFITS AND POLICY VALUES

than zero. This guarantee is in effect during the No Lapse Guarantee Period, so long as the No Lapse Guarantee Condition is satisfied.

The No Lapse Guarantee is provided at issue on all Policies where the insured is not older than Attained Age 75 on the Policy Date and where the insured is determined to be (by our underwriting staff) a standard or better risk with no extra charge on the cost of insurance rates due to adverse underwriting risk. The No Lapse Guarantee Period varies depending on the age of the insured on the Policy Date. If your Policy has the No Lapse Guarantee feature, the No Lapse Guarantee Period will be indicated on your Policy’s data pages. The No Lapse Guarantee Period applicable to each issue age can also be found in Appendix A.

To satisfy the No Lapse Guarantee Condition on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the sum of all previous withdrawals, as the sum of Minimum Monthly Premiums, as outlined in your Policy, up to this date. The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

If you increase the Face Amount of your Policy after the first Policy Year, your Minimum Monthly Premium will change, which in turn changes the amount that you must contribute in order to satisfy the No Lapse Guarantee Condition. As of the most recent Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the sum of all previous withdrawals, as the sum of the original Minimum Monthly Premium for the period up to the increase, plus the new Minimum Monthly Premium for the period after the increase in your Policy’s Face Amount.

If your Policy satisfies the No Lapse Guarantee Condition on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, the Policy will not enter the grace period and any Monthly Deduction charges that were due and unpaid will be waived.

If your Policy does not satisfy the No Lapse Guarantee Condition, and the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you will have a 61-day grace period from that date to make a required payment equal to the lesser of the amount by which the Policy Debt exceeds Policy Account Value, or the amount required to satisfy the No Lapse Guarantee Condition. If you do not make the required payment, the Policy will lapse. See “Default.” While you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

BENEFITS AND POLICY VALUES	PROSPECTUS	15

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

GUARANTEED COVERAGE RIDER

The Guaranteed Coverage Rider ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt mean that the Policy Account Value, after subtracting the Monthly Deduction, less Policy Debt is less than zero on a Monthly Processing Date. This guarantee is in effect until termination of the Guaranteed Coverage Rider, so long as the Guaranteed Coverage Rider Requirement is satisfied.

The Guaranteed Coverage Rider is provided at issue on all policies that have elected death benefit Option 1 where the insured is not older than age 75 on the Policy Date and is not rated sub-standard. There is no charge for this rider, and it cannot be added after issue. Coverage under the Rider begins on the Policy Date and terminates upon the earliest of:

•	the Policy Anniversary nearest to the insured’s Attained Age 85;

•	the expiration of the Policy’s grace period, unless the amount required to be paid, as described in the “Default” section of this Prospectus, is paid.

•	the effective date of any increase in Face Amount if the insured is rated substandard for that increase.

Once terminated, the Guaranteed Coverage Rider cannot be reinstated.

To satisfy the Guaranteed Coverage Rider Requirement on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction, less Policy Debt is less than zero and the No Lapse Guarantee is not satisfied or not in force, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider. You may make a payment to catch up with this requirement.

Your Guaranteed Coverage Rider Minimum Monthly Premium is shown in your Policy. If you increase the Face Amount of your Policy after the first Policy Year, your Guaranteed Coverage Rider Minimum Monthly Premium will change, which in turn changes the amount that you must contribute in order to satisfy the Guaranteed Coverage Rider Requirement. As of the most recent Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and

16	PROSPECTUS	BENEFITS AND POLICY VALUES

the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal as the sum of the original Guaranteed Coverage Rider Minimum Monthly Premiums for the period up to the increase, plus the new Guaranteed Coverage Rider Minimum Monthly Premiums for the period after the increase in your Policy’s Face Amount, accumulated at 4.5% annual interest.

If your Policy satisfies the Guaranteed Coverage Rider Requirement while this Rider is in force on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero (and the Policy’s No Lapse Guarantee is not satisfied or not in force), the Policy will not enter the grace period and any Monthly Deduction charges that were due and unpaid will be waived.

If your Policy does not satisfy the Guaranteed Coverage Rider Requirement on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero (and the Policy’s No Lapse Guarantee is not satisfied or not in force), you will have a 61-day grace period from that date to make a required payment equal to the least of (i) the amount by which the Policy Debt exceeds Policy Account Value, (ii) the amount required to satisfy the No Lapse Guarantee Condition, if applicable, under the Policy, or (iii) the amount necessary to satisfy the Guaranteed Coverage Rider requirement. If you do not make the required payment, the Policy will lapse. See “Default”. While you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

The tax consequences associated with the continuance of your Policy under the Guaranteed Coverage Rider in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options with this Policy. You must choose the option you want when you complete your application. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and lower Monthly Deductions best fit your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your Policy’s Face Amount you should choose Option 2. If you want to recapture the premiums you have paid into the Policy, you should choose Option 3. You may change your death benefit option at any time on and after the first Policy Anniversary, subject to certain limitations and conditions. See “Changing Your Death Benefit Option.”

Death benefit

options

You have a choice of three death benefit options with this policy. If a fixed amount of insurance coverage and lower monthly deductions best fit your needs, you should choose Option 1. If you want the death benefit to increase as Policy Account Value increases, you should choose Option 2. If you want to recapture the premiums you have paid into the policy, you should choose Option 3. See accompanying text for details.

BENEFITS AND POLICY VALUES	PROSPECTUS	17

Option 1

Under Option 1, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, if your investments perform well and the Policy Account Value increases by a sufficient amount, then the Net Amount at Risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 100th birthday is the greater of:

•	the Face Amount plus the Policy Account Value, if greater than zero, or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, your death benefit will vary based on your investment performance and the premiums you pay. Even if your investments perform poorly, your death benefit will never be lower than the Face Amount. The Net Amount at Risk will not change unless we have to increase the death benefit to comply with Section 7702 of the Internal Revenue Code.

Option 3

Under Option 3, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 100th birthday is the greater of:

•	the Face Amount plus Net Accumulated Premiums, or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, as under Option 1, if your investments perform well, then the Net Amount at Risk will generally be lower. Also, the more premiums you pay, the lower your Net Amount at Risk will generally be. When your Net Amount at Risk is reduced, the amount that we deduct for the cost of insurance charges each month may also go down.

Beginning on the Policy Anniversary on which the insured is Attained Age 100, the death benefit option must be Option 1. If Option 2 or 3 is in effect at that time, it will automatically be changed to Option 1. See “Changing Your Death Benefit Option.”

The tax consequences of continuing the Policy beyond the insured’s 100th birthday are unclear. You should consult a tax adviser for more information.

18	PROSPECTUS	BENEFITS AND POLICY VALUES

Maturity Benefit

On the Policy Anniversary closest to the insured’s 121st birthday a maturity benefit equal to the Policy Account Value less any Policy Debt will be paid to you, the successor owner, or your estate at that time, and this Policy will no longer be in effect.

The Minimum Required Death Benefit

The Policy has a minimum required death benefit. The minimum required death benefit is the lowest death benefit under which the Policy will qualify as life insurance under Section 7702 of the Internal Revenue Code.

We calculate this minimum using one of two methods: the Cash Value Accumulation Test (Cash Value Test) or the Guideline Premium and Cash Value Corridor Test (Guideline Premium Test). You decide which test you want used when you complete your application. Once you’ve made your choice, you cannot change it.

If you do not elect a test on your application, we will assume that you intended to elect the Guideline Premium Test.

Here are some general guidelines for choosing between the Cash Value Test and the Guideline Premium Test:

Comparing the Death Benefit qualification tests

Effect of choice of test on:	Cash Value Accumulation Test	Guideline Premium and Cash Value Corridor Test
Premium payments	Allows flexibility to pay more premium	Premium Payments are limited under the Internal Revenue Code
Death benefit	Generally higher as Policy duration increases	May be higher in early years of the Policy
Monthly cost of insurance charges	May be higher, if the death benefit is higher	May be lower, except in early years of the Policy
Face amount decreases	Will not require return of premium or distribution of Policy Account Value	May require return of premium or distribution of Policy Account Value to continue Policy as life insurance

The minimum death benefit required on any date is equal to the Policy Account Value on that date multiplied by the death benefit factor shown in your Policy. These death benefit factors vary depending on whether you have selected the Cash Value Test or the Guideline Premium Test.

CHANGING YOUR DEATH BENEFIT OPTION

On and after the first Policy Anniversary you may change your death benefit option from Option 2 or Option 3 to Option 1, as long as the

BENEFITS AND POLICY VALUES	PROSPECTUS	19

insured is alive when we make the change. No evidence of insurability will be required. Such changes take effect on the Monthly Processing Date following or coinciding with our receipt in Good Order at our Customer Service Office of your signed request. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

If you change the death benefit option to Option 1, we will increase the Policy’s Face Amount to keep the death benefit the same immediately before and after the change. The increase is applied directly to the Basic Sum Insured portion of the Initial Face Amount.

We won’t deduct a surrender charge or impose new surrender charges in connection with changes in the death benefit option.

Limitations on your right to change the death benefit option

We will not approve any request to change the option if Monthly Deductions are being waived under the Waiver of Monthly Deductions rider. If you exercise the benefit under the Policy Continuation Rider, we will change your death benefit to Option 1 and no subsequent changes will be permitted. We will not approve any request to change to any option other than Option 1. The death benefit option will be automatically changed to Option 1 on the Policy Anniversary on which the insured is Attained Age 100, and no change to the death benefit option will be permitted thereafter.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your Policy when we receive proof that the insured has died while the Policy was in effect. The proceeds payable are calculated as set forth in “Policy Proceeds.” If there is reason to dispute the Policy, then we may delay the payment of death benefits. See “Limits To GIAC’s Right To Challenge a Policy.”

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your Policy.

Amounts in the Separate Account

Any Net Premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer Policy Account Value or take a policy loan, or when we withdraw your Monthly Deduction, or make dollar cost averaging transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects Policy Account Value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options. To calculate the value of your investment in a particular variable investment option, we multiply the unit value of the option by the

20	PROSPECTUS	BENEFITS AND POLICY VALUES

number of units you own. Unit values change based on the investment performance of the underlying mutual fund shares. We calculate the unit value for each variable investment option at the end of each Business Day.

Note that you bear all risks associated with the investments in the Separate Account.

Policy Account Value

Your Policy Account Value is the total value of the investments held in your Policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any Policy values that may be in the Loan Account as collateral for a Policy loan. It is calculated as:

•	Net Premiums that you contribute to your Policy; plus or minus

•	any profit or loss generated by your Policy Account Value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Account; minus

•	your total Monthly Deductions; minus

•	any partial withdrawals you’ve made, minus

•	any transfer charges.

Policy Account Value varies from day to day. We do not guarantee a minimum Policy Account Value.

CASH SURRENDER VALUE AND NET CASH SURRENDER VALUE

Cash Surrender Value is the Policy Account Value minus any surrender charges. There are no surrender charges after your Policy or any Policy Segment has been in effect for 8 years. Net Cash Surrender Value is the amount you would actually receive if you surrendered your life insurance policy. It is your Policy Account Value minus any surrender charges and minus any Policy Debt.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance, and the ongoing Monthly Deduction can cause your Policy Account Value to drop below zero. Even if this happens, the Policy will not lapse if the No Lapse Guarantee is in effect and the No Lapse Guarantee Condition is satisfied or the Guaranteed Coverage Rider is in effect and the requirement satisfied. See “No Lapse Guarantee,” and “Guaranteed Coverage Rider.”

Net Cash

Surrender Value

Net Cash Surrender Value is the amount you would actually receive if you surrendered your Policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	21

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

Your Policy will take effect once you have paid your Minimum to Issue Premium, but not before your Policy’s Issue Date. Once it has taken effect you decide the amount of your premium payments and when you want to make them. However, all premiums are subject to certain limitations. See “Limitations on Premiums.”

Issuing the Policy. Your Minimum to Issue Premium is the amount you must pay to put your Policy inforce. It is shown in your Policy.

Subsequent premiums. When you set up your Policy, you must choose a planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested, but you are under no obligation to pay a premium as long as the Policy Account Value less Policy Debt, after subtracting the Monthly Deductions, is not less than zero.

All premiums must be paid to GIAC’s Customer Service Office. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan. GIAC may accept lower premium amounts in accordance with its current administrative procedures. GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not acceptable under these rules will be deemed to be not in Good Order, will not be credited to your Policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information.

If you cancel a premium payment we will refund the payment and, if the Net Premium has already been allocated, we will reverse the investment options chosen. If your premium payment is returned by your bank for insufficient funds, we will write to you to request a replacement check. If a valid replacement check is not received within 10 days of our written request, we will reverse the investment options to which your Net Premium has been allocated. We reserve the right to hold you responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen. If we exercise this right we will recoup any losses resulting from a decline in the value of the investment options by deducting such losses from your Policy Account Value or pursuing legal remedies available to us.

Subsequent premium payments through pre-authorized checking plans. If you choose to pay subsequent premiums through a pre-authorized checking plan, each premium must be at least $25. We will automatically deduct premium payments each month from a bank account you designate. We will not send a bill or a confirmation for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period. If we are unable to obtain the

22	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

premium payment from your bank account, we may automatically switch you to quarterly billing.

Limitations on premiums

We may limit the amount that you can pay into your Policy, including refusing or refunding premiums you pay, to attempt to preserve your Policy’s treatment as life insurance under federal tax laws.

Under the Guideline Premium Test, the maximum premium we will accept in any Policy Year is the greatest amount that will not violate Section 7702. We will refund to you any portion of a premium payment that violates these section 7702 limits with interest at an annual rate of 6%. Under the Cash Value Accumulation Test, through Policy Year seven, the maximum premium we will accept is the greater of (i) the 7-pay premium or (ii) the largest premium that will not generate a Corridor Death Benefit. Beginning in Policy Year 8, the maximum premium we will accept is the greater of three times the Target Premium or the largest premium that will not generate a Corridor Death Benefit. A Corridor Death Benefit is generated when the minimum death benefit required by Section 7702 exceeds the death benefit payable under the Policy. See “The Minimum Required Death Benefit.” We may accept larger amounts if the insured meets our insurance requirements.

We will refund any portion of a premium payment that exceeds these limits.

Crediting payments

When you make a payment towards your Policy, we will credit it according to your instructions. If you do not provide specific instructions, or if your payment is received during a grace period, we will use the payment:

•	first to repay any Policy Debt

•	then, as a premium payment.

Regardless whether the payment is a premium or a loan repayment, the Net Premium is credited to the Policy Account Value and allocated first to pay any due and unpaid Monthly Deductions and any remaining amount is allocated to the variable and fixed-rate investment options according to any instructions that accompany the payment or, if none, the most recent allocation instructions on file.

Your initial premium will be credited when the Policy is issued. Thereafter, we normally credit your payment and allocate the Net Premium as of the end of the Business Day on which it is received in Good Order at our Customer Service Office. However, any payments that we receive in Good Order after your Policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete. Interest earned in the general account accrues to the benefit of GIAC.

See “How Your Premiums Are Allocated” and “Policy Loans” for specific information on how your payments are distributed among the fixed-rate and variable investment options.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

Investing Your Net

Premiums

When you make a payment towards your Policy, the amount that remains after we deduct the premium charge is the Net Premium. We invest your Net Premiums according to your instructions. When Net Premiums have been invested, they become part of your Policy Account Value.

How your premiums are allocated

When you make a payment towards your Policy, the amount that remains after we deduct the premium charge (see “Deductions and Charges”) is the Net Premium. We invest your Net Premiums in the fixed-rate and/or variable investment options according to your instructions. When Net Premiums have been invested they become part of your Policy Account Value. Currently, there is no limit to the number of investment options to which you may allocate your Net Premiums and Policy Account Value, although we reserve the right to impose limitations in the future. As part of your initial application, you tell us how you would like your Net Premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your Net Premiums are invested at any time by telling us in writing at our Customer Service Office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 1-800-441-6455. See “Transfers Between the Investment Options,” for further information on PINs and telephonic instructions. The change to your allocation instructions will be effective on and after the date we receive your instructions at our Customer Service Office, but will not affect any existing Policy values. To change the allocation of these amounts, you must make a transfer. See “Transfers Between the Investment Options.”

DEFAULT

On any Monthly Processing Date, if your Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, your Policy will enter the grace period. The grace period is a 61-day period beginning on that Monthly Processing Date. Your Policy remains in force during the grace period and a death benefit is payable should the insured die during the grace period but before the Policy lapses. The death benefit payable during the grace period will be reduced by the amount necessary to bring the Policy Account Value to zero and by any outstanding Policy Debt.

We will tell you that your Policy has entered the grace period and is in danger of lapsing, and the required payment you must make to keep it from lapsing, at least 30 days before the end of the grace period. If we do not receive the required payment by the end of the grace period, your Policy will lapse without value. There are certain exceptions. See “Policies with the No Lapse Guarantee or Guaranteed Coverage Rider” below.

We do not deduct a surrender charge upon Policy lapse.

Policies with the No Lapse Guarantee or Guaranteed Coverage Rider

If your Policy’s No Lapse Guarantee is in force, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date as long as the No Lapse Guarantee Condition is satisfied. See “No Lapse Guarantee.”

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

If your Policy’s No Lapse Guarantee is not in force or the No Lapse Guarantee Condition is not satisfied, we will check to see if your Policy has the Guaranteed Coverage Rider. If the Guaranteed Coverage Rider is in force and you have satisfied the Guaranteed Coverage Rider Requirement, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date. See “Guaranteed Coverage Rider.”

Required Payment. If your Policy entered the grace period because your Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date, and the No Lapse Guarantee and Guaranteed Coverage Rider are not available to you, your required payment will be the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero.

If your Policy entered the grace period because of a failure to satisfy the No Lapse Guarantee Condition and the Policy does not have an in-force Guaranteed Coverage Rider, your required payment will be the lesser of (i) the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero, or (ii) the amount necessary for your Policy to satisfy the No Lapse Guarantee Condition.

If your Policy entered the grace period because of a failure to satisfy the Guaranteed Coverage Rider requirement, your required payment will be the least of (i) the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero, or (ii) the amount necessary for your Policy to satisfy the No Lapse Guarantee Condition, if applicable, or (iii) the amount necessary for your Policy to satisfy the Guaranteed Coverage Rider Requirement.

If you do not make the required payment before expiration of the grace period, the Policy will lapse. Please note that while you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

Payments made during a grace period are applied first as a loan repayment, if applicable. See “Interest on Your Policy Loan” and “Repaying Your Policy Loan.” Any remaining amount is treated as a premium payment and allocated, after deducting any applicable premium charge, first to pay charges due, but not collected, and finally, to the fixed-rate and variable investment options according to your allocation instructions.

Required Loan Repayments. If, at any time, you have outstanding Policy Debt, you do not pay the accrued interest due on a Policy Anniversary, and there are insufficient values in your Policy to capitalize the amount due, your Policy will enter the grace period and we will require you to make a loan repayment. See “Interest on Your Policy Loans.” If you do not make the required loan repayment by the end of the grace period, the Policy will lapse. We will notify you at least 30 days before the end of the

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

applicable grace period and advise you of this situation. If the Policy is within the No Lapse Guarantee Period or you have the Guaranteed Coverage Rider, and you satisfy the applicable conditions, a loan repayment will not be required and your Policy will not lapse.

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee or Guaranteed Coverage Rider in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

REINSTATING YOUR POLICY

If your Policy has lapsed (and you have not surrendered it for its Net Cash Surrender Value) you may reinstate it up to three years after the date of lapse.

To reinstate your Policy:

•	we must receive your signed written application for reinstatement in Good Order at our Customer Service Office;

•	the insured must be alive on the date the reinstatement takes effect;

•	you must show that the insured meets our insurance requirements;

•

you must repay or reinstate any outstanding Policy Debt as of the date of lapse with interest at the maximum Policy loan interest rate from the date of lapse to the date of reinstatement (we will also credit interest to amounts in the Loan Account from the date of lapse to the date of reinstatement as described in “Policy Loans”);

•

you must pay any amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse, plus interest on this amount at an annual rate of 6% from the date of lapse to the date of reinstatement;

•	you must pay the difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; and

•

you must make a premium payment of an amount that, after deduction of applicable premium charges, is equal to three times the Monthly Deduction that was due on the Monthly Processing Date that was on or immediately preceding the date of lapse.

Your reinstated Policy will have the same Policy Date, Face Amount and death benefit option as the Policy that lapsed. The date of reinstatement will be the Monthly Processing Date on or after the date we approve the reinstatement. Charges for the Policy after reinstatement will be based on the insured’s Attained Age at the time of reinstatement and the duration from the original Issue Date. Your reinstated policy will have a new two year contestable period. The Policy Account Value upon reinstatement will be the Policy Account Value in effect at the time of lapse, plus any required premium payment described above.

The No Lapse Guarantee and the Guaranteed Coverage Rider will not be reinstated even if the Policy lapsed during the No Lapse Guarantee Period or while the Guaranteed Coverage Rider was inforce. After the second

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Policy Anniversary, if this Policy lapses and is subsequently reinstated, the right to exchange the Policy for a level premium fixed benefit whole life policy, as described in the “Exchanging a Policy” section, will be suspended for one year from the date of reinstatement.

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Flexible Solutions VUL policy. These charges cover certain costs we incur with respect to the Policies, including:

•

the cost of underwriting, issuing and maintaining the Policies, including preparing and sending billing notices, reports and policyowner statements, communications with insurance agents and other overhead costs.

•	the risk that those insured under the Policies may not live as long as we estimated when we issued the Policy, and our administrative expenses may also be higher than expected.

•	the cost of paying death benefits, especially in the early Policy Years when the Policy Account Value may be far below the death benefit we pay if the insured dies.

•

our sales and promotional expenses, commissions, and local, state and federal taxes including premium taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction. Premium taxes vary from jurisdiction to jurisdiction and currently range up to 5% (and certain municipalities in Kentucky charge an additional premium tax of up to 10% on first year premiums only).

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular Policy. For example, the premium charge and the surrender charge may not cover all of our actual sales expenses for the Policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed charge, or maximum charge, and a current charge. The guaranteed charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the guaranteed charge. We will tell you if we increase these charges. Once deductions and charges are taken from your Policy they do not contribute to the value of your Policy.

All of the deductions and charges are summarized and explained below. Any charges applicable to your Policy will be indicated in the “Policy Data” section of your Policy. Contact our Customer Service Office for more information about the deductions and charges. For information regarding compensation paid for the sale of the Policies, see “Distribution of the Policy.”

TRANSACTION FEES

Premium charge

During each of the first 10 Policy Years after issue or after an increase in coverage, a charge of 7% is deducted from each premium you pay until you have paid one Target Premium in a Policy Year and 4% is deducted from premiums paid in excess of the Target Premium. After the 10th

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

Policy Year, this charge drops to 4% for premiums paid in a Policy Year until you have paid one Target Premium in a Policy Year and 0% for premiums paid in excess of one Target Premium.

Your Policy has a separate Target Premium for the Initial Face Amount and for any additional coverage you have added through Policy Segments. The Target Premium depends upon the insured’s age at issue or at the time the Face Amount is increased, underwriting class and sex (unless gender-neutral rates are required by law). In order to calculate your premium charge, we will allocate each premium you pay during a Policy Year as follows:

•	first to your Policy’s Initial Face Amount, up to the Target Premium for that amount

•	then to any Policy Segments, in the order that they were purchased, up to the Target Premium for each Policy Segment

•	then proportionately, based on the Target Premium, among the Initial Face Amount and any Policy Segments.

Surrender charge

During the first 8 Policy Years and the first 8 Coverage Years of each Policy Segment, we impose a surrender charge on the Basic Sum Insured and each Policy Segment if you surrender your Policy. We do not reduce or deduct the surrender charge upon a change in death benefit option or upon a partial withdrawal. In addition, we do not reduce or deduct the surrender charge if you reduce your Face Amount. The surrender charge shown in your Policy remains in effect until you surrender your Policy for its Net Cash Surrender Value, at which time the surrender charge will be deducted, or until the expiration of the applicable surrender charge period.

The surrender charge for a Policy or Coverage Year is a percentage of the Surrender Charge Target Premium.

The percentage declines as follows until it is zero after eight years:

Policy year
	1	2	3	4	5	6	7	8	9
Percentage of Surrender Charge Target Premium	90%	80%	70%	60%	50%	35%	20%	5%	0%

The first year surrender charge varies from $2.016 to $43.308 per $1,000 of the Basic Sum Insured, depending on the insured’s age when the Policy started, sex and underwriting class.

A separate surrender charge is also calculated for each new Policy Segment, based on the coverage it provides and the insured’s age, sex, and underwriting class when it was added to your Policy. This means that the total surrender charges under your Policy will be the sum of the different surrender charges for your Initial Face Amount and each Policy Segment. The surrender charge compensates us for administrative and sales-related expenses.

After we deduct any applicable surrender charge, a Policy’s Net Cash Surrender Value may be zero, particularly in the early Policy Years.

28	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Transfer Charge

You may transfer your Policy Account Value among the allocation options. If you make more than 12 transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to offset our processing costs.

We will not deduct a transfer charge when:

•	you make multiple transfers under your Policy’s dollar cost averaging or automatic rebalancing features

•	you transfer amounts as part of taking or repaying a Policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Reinstatement Charge

If you reinstate your Policy following lapse, you must pay:

•	Interest of 6% per year from the date of lapse to the date of reinstatement on the amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse;

•	The difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; and

•	Interest at the maximum Policy loan interest rate from the date of lapse to the date of reinstatement on any outstanding Policy Debt as of the date of lapse.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

On each Monthly Processing Date, we deduct from the Policy Account Value amounts to cover administrative costs, the cost of insuring the insured, the mortality and expense risk charge and the cost of any riders. The sum of these charges is your Policy’s Monthly Deduction. It is made proportionately from your Policy Account Value in the fixed-rate and variable investment options. The Monthly Deduction is calculated after we process any other requested transactions on the Policy, such as premium payments, loan repayments, withdrawals, transfers, Face Amount changes and changes in death benefit option.

Administrative charges

We deduct a monthly Policy charge of $7.50 until the Policy Anniversary on which the insured is Attained Age 100.

We also deduct a monthly administrative charge based on the Basic Sum Insured portion of the Face Amount on each Monthly Processing Date for the first 10 Policy Years after issue or first 10 Coverage Years of each

Monthly

Deduction

Each month we deduct from the Policy Account Value, amounts for administrative costs, the cost of insuring the insured, the mortality and expense risk charge and any rider charges. These deductions are made proportionately from your investments in the fixed-rate and variable investment options.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	29

Mortality and

Expense Risk

Charge example

(Policy Year 12)

A Policyowner has $150,000 in the variable investment options and $75,000 in the fixed-rate option on a Monthly Processing Date in Policy Year 12. Only the $150,000 in the variable investment options is subject to the mortality and expense risk charge and of this amount, only the amount up to the Account Value Breakpoint is subject to the higher current rate of 0.00833333%. To determine the Account Value Breakpoint, subtract the amount in the fixed-rate option from $100,000.

[$100,000-$75,000 = $25,000].

Thus the Account Value Breakpoint is $25,000 and that is the amount subject to the higher current rate of 0.00833333%. The remaining amount in the variable investment options ($125,000) would currently be subject to 0%.

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early Policy Years when the Policy Account Value is far below the death benefit we pay if the insured dies.

Policy Segment. The amount of this charge depends on the insured’s age, sex and underwriting class when the Policy is issued or the Face Amount increased and is currently lower for Policies with a total Face Amount of at least $500,000.

This charge is initially set on the Issue Date of the Policy. If on the Issue Date, the Basic Sum Insured plus Additional Sum Insured is at least $500,000, the rate will be set using the more favorable “high band” limits. This charge will not change while the charge is applicable regardless of whether the Face Amount is increased or decreased. A Face Amount increase will result in a separate charge for the Policy Segment. If the Initial Face Amount was under $500,000 and the increase brings the current Face Amount to at least $500,000, the monthly charge for the Policy Segment will be set using the more favorable “high band limits.” The monthly charge for the Initial Face Amount is not affected by the increase. Similarly, if your Initial Face Amount is in excess of $500,000 and you later decrease it below $500,000, your monthly charge will not be increased.

At Policy issue, the charge will range from $0.05 to $0.825 per $1,000 of the Basic Sum Insured. Your Policy’s initial charge is set forth in your Policy. We will notify you of administrative charges resulting from increases in Face Amount.

Mortality and Expense Risk Charge

We deduct this charge based on the Policy Account Value in the variable investment options.

Through the tenth Policy Anniversary, we deduct a current monthly charge of 0.0416667% of the Policy Account Value in the variable investment options. This corresponds to an annual rate of 0.50%.

Starting in the eleventh Policy Year, we deduct a current monthly charge of 0.00833333% (0.10% on an annual basis) of the Policy Account Value in the variable investment options up to the Account Value Breakpoint and 0% above the Account Value Breakpoint.

After the 20th Policy Anniversary the current monthly charge is 0%.

The Account Value Breakpoint is equal to $100,000 less any Policy Account Value allocated to the fixed-rate option, but not less than zero.

The mortality and expense risk charge is guaranteed never to exceed the current annual charge stated above plus 0.25% of the Policy Account Value in the variable investment options.

Cost of Insurance Charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, duration, Face Amount, and underwriting class. Any additional rating charges which are applied to the insured because he or she does not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The maximum that we can charge for each $1,000 of Net Amount at Risk for the Initial Face

30	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Amount is set out in your Policy and is based on the 2001 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. The cost of insurance rate generally increases as the insured gets older. Rates are currently lower for Policies with a Face Amount at least equal to $500,000. If the Policy is eligible for the lower rates, they will apply to the Initial Face Amount and all Policy Segments. Our current cost of insurance charge rates are lower than the guaranteed charges.

In situations where GIAC is underwriting a group of individuals, GIAC may use simplified underwriting or other underwriting methods that would cause healthy individuals within the group to pay higher cost of insurance rates than they would pay under a substantially similar policy that is offered by GIAC using different underwriting methods.

We calculate the cost of insurance charge by multiplying your Policy’s Net Amount at Risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The Net Amount at Risk reflects the difference between the death benefit and the Policy Account Value. The Net Amount at Risk is affected by investment performance, payments of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals, and changes in the Face Amount. Your Policy’s cost of insurance charge is calculated after the deduction of all other monthly Policy charges and monthly rider charges, with the exception of any Waiver of Monthly Deductions Rider attached to the Policy. A cost of insurance charge is determined separately for the Basic Sum Insured, Additional Sum Insured, and each Policy Segment.

After the first Policy Year, we may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed rate listed in your Policy.

Charges for additional insurance benefits

If you acquire additional insurance benefits by buying one or more riders to the Policy, we will deduct rider costs. We generally deduct these from the Policy Account Value monthly.

OTHER CHARGES AND DEDUCTIONS

Interest on policy loans

If you have outstanding Policy Debt, we charge compound interest that accrues daily at an annual rate of 4%, payable in arrears until the later of the tenth Policy Anniversary or the insured’s Attained Age 60. At that time, the current annual rate falls to 3% for all existing and new Policy loans and is guaranteed not to exceed an annual rate of 3.5%. Interest is due on each Policy Anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the Loan Account. See “Policy Loans.” The maximum amount of interest that can be capitalized is 100% of Net Cash Surrender Value.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	31

Deductions from the Separate Account

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the Policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and Deductions tables of this prospectus and described in more detail in each fund’s prospectus.

32	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your Net Premiums and Policy Account Value are allocated. There are several variable investment options and a fixed-rate option.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your Net Premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed Policy Account Value for the portion of your Policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your Net Premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 39 investment divisions, each corresponding to a mutual fund or a series of a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on September 23, 1999 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws. Our Separate Account is registered with the SEC as a unit investment trust – a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where it is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets. GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC’s direct contributions to the Account or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy values, GIAC may transfer them from the Separate Account to its general account. We are obligated to pay all amounts promised under the Policy.

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. See “Rights Reserved by GIAC,” and the prospectuses for the individual mutual funds.

Investment Objectives and Policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund.

There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds that accompany this prospectus. You should read these prospectuses carefully, consider the investment objectives, risks, fees and charges, and keep them for future reference. The AllianceBernstein, Davis, Fidelity, Gabelli, Invesco, Janus, MFS, and Value Line funds are not affiliated with GIAC.

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address
RS Large Cap Alpha Series VIP Series (Class I)	Long-term capital appreciation	Normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies, those within the range of the Russell 1000 Index.	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111
RS S&P 500 Index VIP Series (Class I)	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)	Normally invests at least 95% of its net assets in common stocks of companies in the S&P 500 Index, which emphasizes large U.S. companies	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004

34	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address
RS High Yield Bond VIP Series (Class I)	Current income; capital appreciation is a secondary objective.	Corporate bonds and other debt securities rated below investment grade; (“high yield,” lower quality debt securities are commonly referred to as “junk bonds”)	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Low Duration Bond VIP Series (Class I)	A high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Partners VIP Series (Class I)	Long-term growth.	Principally, equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index that the investment team believes possess improving returns on investment capital.	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS Investment Quality Bond VIP Series (Class I)	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage backed and asset-backed securities, and obligations of the U.S. government and its agencies	RS Investment Management Co. LLC (Adviser) (RS) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Money Market VIP Series (Class I)	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated high-quality, short-term instruments	RS Investment Management Co. LLC (Adviser) (RS) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS International Growth VIP Series (Class I)	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities issued by foreign companies; does not usually focus its investments in a particular industry or country

RS Investment Management Co. LLC (Adviser) (RS)

388 Market Street

San Francisco, California 94111

Guardian Baillie Gifford Limited (Sub-adviser)

Baillie Gifford Overseas Limited (Sub-sub-adviser)

Calton Square, 1 Greenside Row

Edinburgh, EH1 3AN Scotland

RS Emerging Markets VIP Series (Class I)	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities of emerging market companies whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing

RS Investment Management Co. LLC (Adviser) (RS)

388 Market Street

San Francisco, California 94111

Guardian Baillie Gifford Limited (Sub-adviser)

Baillie Gifford Overseas Limited (Sub-sub-adviser)

Calton Square, 1 Greenside Row

Edinburgh, EH1 3AN Scotland

YOUR ALLOCATION OPTIONS	PROSPECTUS	35

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address
RS Small Cap Growth Equity VIP Series (Class I)	Long-term capital appreciation	Common stocks of companies with small market capitalization which the investment team defines as those with market capitalizations of $3 billion or below at the time of initial purchase.	RS Investment Management Co. LLC (RS) 388 Market Street San Francisco, California 94111
RS Global Natural Resources VIP Series (Class II)	Long-term capital appreciation	At least 80% of its net assets in securities of natural resources companies that the investment team believes possess improving returns on investment capital.	RS Investment Management Co. LLC (RS) 388 Market Street San Francisco, California 94111
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Long-term growth of capital	Securities in a global universe of companies in multiple industries that may benefit from long-term trends. The portfolio’s investments will not be restricted to any particular sector or industry	AllianceBernstein, L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Growth & Income Portfolio (Class B)	Long-term growth of capital	Equity securities of companies that the Advisor believes are undervalued	AllianceBernstein, L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S companies that are judged likely to achieve superior earnings growth	AllianceBernstein, L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued.	AllianceBernstein, L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
Davis Financial Portfolio	Long-term growth of capital	Concentrates its investments in the financial sector.

Davis Selected Advisers, LP (Adviser) (Davis)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

Davis Selected Advisers-NY, Inc. (Sub-adviser)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

Davis Real Estate Portfolio	Total return through a combination of growth and income	Concentrates its investments in the real estate sector

Davis Selected Advisers, LP (Adviser) (Davis)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

Davis Selected Advisers-NY, Inc. (Sub-adviser)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

Davis Value Portfolio	Long-term growth of capital	Invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion.

Davis Selected Advisers, LP (Adviser) (Davis)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

Davis Selected Advisers-NY, Inc. (Sub-adviser)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

36	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address
Fidelity VIP Contrafund® Portfolio (Service Class 2)	Long-term capital appreciation	Normally invests primarily in common stocks. Invests in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Invests in domestic and foreign issuers. Allocates the fund’s assets across different market sectors, using different Fidelity managers. Invests in either “growth” stocks or “value” stocks or both.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Equity-Income Portfolio (Service Class 2)	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceeds the composite yield on the S&P 500 Index®	Normally invests at least 80% of assets in equity securities. Normally invests primarily in income-producing equity securities, which tends to lead to investments in large cap “value” stocks. Potentially invests in other types of equity securities and debt securities, including lower-quality debt securities. Invests in domestic and foreign issuers.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Growth Opportunities Portfolio (Service Class 2)	Capital growth	Normally invests primarily in common stocks. Invests in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks). Invests in domestic and foreign issuers.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s® MidCap 400 Index (S&P® MidCap 400)). Potentially invests in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. Invests in either “growth” stocks or “value” stocks or both.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Invesco V.I. Capital Appreciation Fund (Series I) (previously AIM V.I. Capital Appreciation Fund)	Long-term growth of capital	Common stocks	Invesco Advisers, Inc. (Invesco) 11 Greenway Plaza — Suite 100 Houston, Texas 77046-1173
Invesco V.I. Core Equity Fund (Series I) (previously AIM V.I. Core Equity Fund)	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of assets (plus borrowings for investment purposes) in equity securities.	Invesco Advisers, Inc. (Invesco) 11 Greenway Plaza — Suite 100 Houston, Texas 77046-1173
Invesco V.I. Utilities Fund (Series I ) (previously AIM V.I. Utilities Fund)	Long-term growth of capital and secondarily current income	Equity securities of issuers engaged primarily in utilities-related industries	Invesco Advisers, Inc. (Invesco) 11 Greenway Plaza — Suite 100 Houston, Texas 77046-1173

YOUR ALLOCATION OPTIONS	PROSPECTUS	37

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers	Gabelli Funds, LLC (Gabelli) One Corporate Center Rye, New York 10580-1422
Janus Aspen Enterprise Portfolio (Institutional Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger well-established companies to smaller, emerging growth companies.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Janus Portfolio (Institutional Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Worldwide Portfolio (Institutional Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital	The Portfolio pursues its Investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
MFS Growth Series (Initial Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116

38	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor Address and Principal Business Address
MFS Investors Trust Series (Initial Class)	Seeks capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116
MFS New Discovery Series (Initial Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116
MFS Research Series (Initial Class)	Seeks capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116
MFS Total Return Series (Initial Class)	Seeks total return	The fund invests in a combination of equity securities and debt instruments. The fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017

Some of these Funds may not be available in your state.

Relationship with the underlying mutual funds. The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. GIAC, on behalf of the Separate Account, will aggregate the policyowner purchases, redemptions, and transfer requests and submit a net or aggregated purchase/redemption request to each underlying mutual fund daily. Because the Separate Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions that it would normally incur if it sold its shares directly to the public. GIAC incurs these expenses instead. We also incur the distribution costs of selling the Policies, which benefit the underlying mutual funds by providing policyowners with variable investment options that correspond to the underlying mutual funds.

Payments we receive. Some investment advisers (or their affiliates) may compensate GIAC or the Policies’ principal underwriter, our affiliate, Guardian Investor Services LLC (“GIS”), for administration, distribution or other services provided with respect to the funds and their availability through the Policy with revenue sharing payments and/or Rule 12b-1 fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower, or no, fees which could lead to better overall investment performance.

YOUR ALLOCATION OPTIONS	PROSPECTUS	39

As of December 31, 2009 we have entered into arrangements to receive revenue sharing payments and/or Rule 12b-1 fees from each of the following fund complexes (or affiliated entities): RS Investment Management, AllianceBernstein, Davis, Fidelity, Gabelli, Invesco, Janus, MFS, and EULAV.

Not all fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.25%, respectively, in 2009. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

Policyowners, through their indirect investment in the funds, bear the cost of these arrangements. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

We may also benefit, indirectly, from assets invested in the RS Variable Products Trust because our affiliates receive compensation from the underlying mutual funds for investment advisory services. Thus, our affiliates receive more revenue with respect to these underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

Fund selection process. The underlying funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS Variable Products Trust funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of

40	PROSPECTUS	YOUR ALLOCATION OPTIONS

additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your policy resulting from the investment performance of the funds you have chosen. We do not recommend or endorse any particular fund, and we do not provide investment advice.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees. You should consider all of the fees and charges of the Policy in relation to its features and benefits when making your decision to invest. Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Addition, Deletion or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which this Policy belongs.

YOUR ALLOCATION OPTIONS	PROSPECTUS	41

Fixed-rate option

Assets in the fixed-rate option earn a set rate of interest and are backed by GIAC’s general account.

THE FIXED-RATE OPTION

Assets in the fixed-rate option earn a set rate of interest. You may allocate some or all of your Net Premiums to the fixed-rate option, and may transfer some or all of your Policy Account Value into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See “Transfers from the Fixed-Rate Option.” Your Policy Account Value in the fixed-rate option is backed by GIAC’s general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

42	PROSPECTUS	YOUR ALLOCATION OPTIONS

SPECIAL FEATURES OF YOUR POLICY

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your Net Premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options, plus

•	the interest paid on your Policy Account Value in this option, minus

•	any deductions, withdrawals, loans, or transfers from the fixed-rate option, including applicable charges.

Interest on amounts in the fixed-rate option accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 3%. Interest rates may be changed at any time in our discretion, but not more than once per year, and the new rate will apply to all Policy Account Value in or allocated to the fixed-rate option from the date it is declared until the date the rate is changed again. We are not obliged to pay more than 3% in interest, although we may choose to do so.

POLICY LOANS

While the insured is alive, you may borrow all or a portion of the loan value of your Policy by assigning your Policy to us as collateral for your loan. The maximum amount you may borrow, your Policy’s loan value, is calculated as follows:

•	98% of the Cash Surrender Value of your Policy on the Business Day we receive your signed written request in Good Order.

•	minus any outstanding Policy Debt on that Business Day

•	minus any interest due at the next Policy Anniversary on any existing Policy Debt

•	minus any interest that will be due at the next Policy Anniversary on the amount to be borrowed

•	minus the amount of the most recent Monthly Deduction multiplied by the number of Monthly Processing Dates between the current Business Day and the next Policy Anniversary.

The minimum amount you may borrow is $500, or your Policy’s loan value, if less. We will normally pay loan proceeds to you within seven days of receiving your request (see “Policy Proceeds” for exceptions to this general rule).

When taking out a Policy loan, you should consider:

•

amounts transferred out of the variable and fixed-rate options and into our Loan Account are no longer affected by the investment experience, positive or negative, or interest crediting, of those allocation options

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your Policy by assigning your Policy to us as collateral for your loan.

SPECIAL FEATURES	PROSPECTUS	43

Interest on

policy loans

We charge interest at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th Policy Anniversary or the insured’s Attained Age 60. After this point the current annual rate falls to 3% for all existing and new Policy loans and is guaranteed not to exceed 3.5% annually.

•	as a result, taking a Policy loan will have a permanent effect on your Policy Account Value, even after the loan is repaid in full

•	the amount of your Policy that is available for withdrawal or surrender, and your Policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any Policy Debt

•	There may be tax consequences associated with taking a Policy loan. See “Tax Considerations” for a discussion of modified endowment contracts and the effects on Policy loans.

When you request a loan, we will first transfer the amount requested from the Policy Account Value in the variable investment options that you specify in your request to the Loan Account. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options, we will transfer the excess from your Policy Account Value in the fixed-rate option into the Loan Account. If you fail to specify the variable investment options from which to deduct your loan, we will process the loan request proportionately in relation to the amounts you have in each variable investment option. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options, we will deduct the remainder from the amount you have in the fixed-rate option up to the amount of the loan request. We will not process any request for a loan that exceeds the amount available. Amounts in the Loan Account will earn interest at a minimum annual rate of 3% accrued daily. The tax consequences of a Policy loan are uncertain if the difference between the interest rate we charge on the loan and the interest rate we credit on the loan is very small or non-existent. See “Treatment of Policy Proceeds.”

Interest on your policy loan

We charge compound interest that accrues daily at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th anniversary of your Policy or the insured’s Attained Age 60. At this time the current annual rate falls to 3% for all existing and new Policy loans. The interest rate charged after the later of the 10th Policy Anniversary or the insured’s Attained Age 60, is guaranteed not to exceed 3.5%. Interest accrues daily and is due on each Policy Anniversary.

If you do not pay the interest on your loan when it is due we will add the amount of interest due to the Policy Debt. We will then attempt to pay the interest due by transferring an amount equal to the difference between the Policy Debt and the Loan Account from the values associated with your Policy to the Loan Account so that the Loan Account equals the Policy Debt. We do this by first using any interest that has accrued on amounts in the Loan Account. If this is not sufficient to cover the unpaid loan interest, we will transfer to the Loan Account from the variable investment options and the fixed-rate option proportionately, in relation to the amounts you have in these options, the amount necessary to increase the Loan Account to equal the Policy Debt. If this is still not enough to cover the full amount of loan interest

44	PROSPECTUS	SPECIAL FEATURES

due, we will transfer to the Loan Account the amount that is available and require you to make a loan repayment to cover the difference within 61 days. If you do not make the required payment, the Policy will lapse. We will notify you at least 30 days before the Policy lapses and advise you of this situation. If the Policy is within the No Lapse Guarantee Period, or you have a Guaranteed Coverage Rider, and you satisfy the conditions, a loan repayment will not be required and your Policy will not lapse. In this situation, however, the loan interest that was not covered by the transfer will continue to be part of the Policy Debt. If the insured dies before the 61 day period ends, we will pay the beneficiary the death benefit proceeds, minus the amount of the required payment. There may be adverse tax consequences if your Policy lapses and you have outstanding Policy Debt.

Repaying your policy loan

You may repay all or part of any outstanding Policy Debt at any time while the insured is alive and the Policy is in force.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any Policy Debt. If you do, we will then increase the amount payable to the beneficiary by the amount of your repayment.

Except for required loan repayments (see “Interest on Your Policy Loan”), loan repayments are generally applied first to pay loan interest accrued but not yet capitalized, then to reduce outstanding loan principal in the following manner:

Where (a) is the amount of the loan repayment and (b) is the amount of loan interest that has accrued but not yet been capitalized:

If (a) is greater than or equal to (b), we will reduce the interest that has accrued but not yet been capitalized and interest credited to the Loan Amount since the previous Policy Anniversary to Zero. The amount by which the loan repayment exceeds the amount of loan interest that has accrued but not yet been capitalized will be used to reduce the Loan Amount. We do this by transferring an amount equal to the excess out of the Loan Account and into the allocation options provided with your loan repayment.

If (a) is less than (b), we reduce both the interest credited to the Loan Amount since the previous Policy Anniversary and the difference between the interest credited to the Loan Amount and the loan interest that has accrued but not yet been capitalized, by the ratio of (a) divided by (b). The amount by which the interest credited to the Loan Amount is reduced is transferred from the Loan Account.

Any amounts transferred from the Loan Account to reduce the Loan Amount or to reduce interest credited to the Loan Amount are allocated according to your instructions. If you do not provide allocation

SPECIAL FEATURES	PROSPECTUS	45

Decreasing the

Face Amount

You may request a reduction in your Policy’s Face Amount at any time.

Increasing the

Face Amount

You may request an increase in your Policy’s Face Amount on and after the first Policy Anniversary up to and including the insured’s Attained Age 70.

instructions with your loan repayment, we will use your most current allocation instructions for premium payments. Transfers under your Policy that are made in connection with Policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than premium payments.

DECREASING THE FACE AMOUNT

You may request a reduction in the Policy’s Face Amount at any time. To do this we require that:

•	we receive your signed written request in Good Order at our Customer Service Office

•	the insured is alive on the date the decrease will take effect

•	the reduction is at least $5,000 unless it is caused by a partial withdrawal, in which case the $5,000 minimum does not apply

•	the new Face Amount is not lower than our current minimum Face Amount of $100,000 ($250,000 for the preferred plus NT risk class), and

•	the Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider.

We will reduce your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request. We’ll send you revised Policy pages reflecting the changes to your Policy. If a Face Amount decrease for a Policy issued as preferred plus NT reduces the Face Amount to below $250,000, the underwriting class will be changed to preferred NT and Target Premiums will be recalculated.

If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment. Finally, we will reduce the Additional Sum Insured and the Basic Sum Insured, in that order, of the Initial Face Amount.

Reducing the Face Amount of your Policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount also may reduce the federal tax law limits on what you can put into the Policy. In these cases, you may need to have a portion of the Policy’s cash value paid to you to comply with federal tax law.

INCREASING THE FACE AMOUNT

On and after the first Policy Anniversary up to and including the insured’s Attained Age 70, you may ask us to increase your Policy’s Face Amount. To do this we require that:

•	we receive your signed written request in Good Order at our Customer Service Office

•	you prove that the insured meets our insurance requirements

•	the insured is alive on the date the increase will take effect

46	PROSPECTUS	SPECIAL FEATURES

•	the increase be for at least $25,000, and

•	Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider.

We will increase your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request. The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date of the increase. We’ll send you revised Policy pages reflecting the changes to your Policy.

The new Policy Segment resulting from a Face Amount increase will be part of the Basic Sum Insured.

An increase in Face Amount will be accompanied by its own underwriting class, cost of insurance charges for the increase, new Target Premiums, Minimum Monthly Premiums (if the No Lapse Guarantee is in effect), and Guaranteed Coverage Rider Minimum Monthly Premiums (if the Guaranteed Coverage Rider is in effect). In addition, the new Policy Segment will have new surrender and administrative charges. Increasing the Face Amount also may have tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

PARTIAL WITHDRAWALS

At any time while the insured is living you may withdraw part of your Policy’s Net Cash Surrender Value. Your signed written request for withdrawal must be received in Good Order by our Customer Service Office. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a Policy Year to 12.

If we approve your request, it will be effective as of the Business Day we receive it at our Customer Service Office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.” We will not approve or process a partial withdrawal if:

•	your remaining Net Cash Surrender Value would be insufficient to cover three times the most recent Monthly Deduction, or

•	you have chosen death benefit Option 1 or Option 3 and the partial withdrawal would cause your Policy’s Face Amount to fall below our minimum Face Amount, or

•	the amount of the partial withdrawal request exceeds the amount available for withdrawal.

We will tell you if these conditions apply.

A partial withdrawal will reduce your Policy Account Value by the amount of the partial withdrawal. In addition the Face Amount will be reduced by the amount of any partial withdrawal that exceeds the

Partial

withdrawals

At any time while the insured is living, you may withdraw part of your Policy’s Net Cash Surrender Value. The minimum partial withdrawal is $500.

SPECIAL FEATURES	PROSPECTUS	47

reduction-free partial withdrawal amount. The reduction-free partial withdrawal amount is the maximum withdrawal that you can take without triggering a reduction in your Face Amount. So if you wish to make a partial withdrawal that does not reduce your Face Amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect. If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment and ending with the Additional Sum Insured and the Basic Sum Insured, in that order. See “Decreasing the Face Amount.”

We deduct the amount of your withdrawal from the Policy Account Value attributable to the variable investment options that you specified in your request. If the partial withdrawal request exceeds the Policy Account Value attributable to all variable investment options, we will deduct the excess amount from the Policy Account Value attributable to the fixed-rate option. If you fail to specify the variable investment options from which to deduct your partial withdrawal, we will deduct the partial withdrawal proportionately in relation to the amounts you have in each variable investment options. The tax consequences of making partial withdrawals are discussed under “Federal Tax Considerations.”

Reduction-free Partial Withdrawals

We will calculate the reduction-free partial withdrawal amount as of the Business Day we receive your request. This amount will be affected by which death benefit option you have chosen.

If you have chosen death benefit Option 1, your reduction-free partial withdrawal amount is any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

If you have chosen death benefit Option 3, your reduction-free partial withdrawal amount is the greater of:

•	your Net Accumulated Premiums immediately prior to the partial withdrawal, or

•	any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

48	PROSPECTUS	SPECIAL FEATURES

SURRENDERING YOUR POLICY

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. We will calculate your Policy’s Net Cash Surrender Value as of the close of the Business Day we receive your signed written request in Good Order, which must include your Policy at our Customer Service Office. If your Policy is lost we may require an acceptable affidavit confirming this fact. Upon surrender, the Policy will terminate and all insurance under the Policy will end. Your Policy’s Net Cash Surrender Value will normally be sent to you within seven days of the date we receive your request in Good Order. For exceptions to this general rule, see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.” Your Policy’s Net Cash Surrender Value will be calculated as follows:

•	your Policy Account Value, including any amount held in the Loan Account, minus

•	any surrender charges, minus

•	any outstanding Policy Debt.

If the surrender request is processed on a Monthly Processing Date, we will not deduct the Monthly Deduction due on that date from the Policy Account Value in determining the Net Cash Surrender Value. Your total surrender charges will be the total of the surrender charges for the Initial Face Amount and for any Policy Segments. See “Deductions and Charges.”

EXAMPLE

Surrender in policy year 5

Insured: Male, Age 35

Underwriting Class: Preferred NT

Face Amount: $500,000

Annual Policy Premium: $4,625

Assuming 6% hypothetical gross return: (5.1% net return)*

Policy Account Value: $17,556

Surrender Charge:	$2,313

Policy Debt:	0

Net Cash Surrender Value:	$15,243

*	The net return reflects the deduction of 0.90%, the arithmetic average of the investment advisory fees and operating expenses incurred by all of the underlying mutual funds during 2009, before giving effect to any applicable expense reimbursements and fee waivers. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein, resulting in a lower net return.

For a discussion of the federal tax consequences of surrendering your Policy, see “Federal Tax Considerations.”

Surrendering your

policy

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. Your Policy’s Net Cash Surrender Value will normally be sent to you within seven days of the date we receive your request in Good Order.

SPECIAL FEATURES	PROSPECTUS	49

Transfers

You may ask us to transfer your Policy Account Value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

Information

Sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your Policy Account Value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the Business Day on which we receive your instructions in Good Order, either in writing or by telephone. You can request a transfer by writing to our Customer Service Office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 1-800-441-6455.

If we receive your written or telephonic transfer request on a Business Day before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the Policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

There is currently no limit on the number of investment options in which you may be invested at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you make more than twelve transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. Transfers among several investment options on the same day will be treated as a single transfer. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the

50	PROSPECTUS	SPECIAL FEATURES

reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the

SPECIAL FEATURES	PROSPECTUS	51

U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable

52	PROSPECTUS	SPECIAL FEATURES

insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should be aware that, as required by SEC regulation, we have entered into written agreements with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a fund if the fund identifies you as violating the frequent trading policies established for the fund. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund. In the future, some funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of Business Days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your Policy Account Value out of the fixed-rate option once each Policy Year. We must receive your request within 30 days of your Policy Anniversary. If we receive your request in Good Order on or within 30 days before your Policy Anniversary, we will make the transfer on your Policy Anniversary. If we receive your request in the 30 day period after your Policy Anniversary, we will make the transfer on the Business Day we receive your request in Good Order. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

SPECIAL FEATURES	PROSPECTUS	53

Dollar Cost

Averaging and

Automatic

Rebalancing

Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. Automatic rebalancing is a systematic approach for maintaining a consistent risk profile over the long-term.

Neither dollar cost averaging nor automatic rebalancing guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

The maximum that you may transfer out of the fixed-rate option each Policy Year is either 33 1/3% of your Policy Account Value allocated to the fixed-rate option on the Policy Anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information concerning our dollar-cost averaging program is available in the Statement of Additional Information and upon request from our Customer Service Office.

We do not currently charge for this feature. We reserve the right to modify, suspend or discontinue the dollar cost averaging program.

AUTOMATIC PORTFOLIO REBALANCING TRANSFER OPTION

Automatic portfolio rebalancing is a tool to help ensure that your assets are properly allocated according to your chosen investment strategy and risk tolerance as market conditions change over time. It may also help you earn more attractive long-term returns by shifting money from an asset class that has performed well to one that has lagged, providing relatively low prices in the underperforming asset class. Automatic portfolio rebalancing does not guarantee gains, nor does it assure that you will not have losses.

If you choose automatic portfolio rebalancing, your Policy Account Value in the variable investment options will be automatically rebalanced each quarter to maintain a desired asset allocation mix.

Please note that automatic portfolio rebalancing is not a market timing strategy in which you are trying to outguess the financial markets, but rather a systematic approach for maintaining a consistent risk profile over the long-term.

More detailed information on our Automatic Rebalancing Transfer Option and an authorization form are available upon request from our Customer Service Office. You will also find additional information in the Statement of Additional Information.

We do not currently charge for this feature. We reserve the right to modify, suspend, or discontinue the automatic rebalancing transfer option.

54	PROSPECTUS	SPECIAL FEATURES

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options, and is payable when we receive proof that the insured has died while the Policy was in effect. It is calculated by deducting the sum of (b) from the sum of (a) where:

(a) is:

•	the death proceeds based on the death benefit option in effect as of the date of the insured’s death, plus

•	the proceeds of any coverage you have added to your Policy through additional benefit riders, if applicable,

and (b) is:

•	as of the date of the insured’s death, any outstanding Policy Debt, plus

•	as of the date of the insured’s death, the least of:

•	any outstanding Monthly Deductions; or

•	the amount of any payment due under the No Lapse Guarantee, if applicable; or

•	any deficiency in the Guaranteed Coverage Rider requirement, if applicable.

We may adjust the death proceeds paid to the beneficiaries if:

•	the age or sex listed on the Policy application is incorrect

•	the insured commits suicide within two years of the Policy Issue Date or date of a change in the Face Amount

•	there are limits imposed by riders to the Policy.

The amount of all other transactions will be calculated as of the end of the Business Day on which we receive the necessary instructions, information or documentation in Good Order at our Customer Service Office. If the proceeds are being taken from your Policy Account Value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. If the proceeds are being taken from your Policy Account Value in the fixed-rate option, we will normally pay proceeds promptly once we have received the necessary information in Good Order at our Customer Service Office. However, in certain circumstances, we may delay payment. See “Deferral of Payments” below.

Deferral of Payment of Policy Proceeds and Other Transactions

Delay of Separate Account Payments and Transactions. If proceeds or transactions affect your Policy Account Value in the variable investment options, (such as allocation of Net Premiums, transfers, loans, death benefits, withdrawals, or other payments) we may delay them when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted

SPECIAL FEATURES	PROSPECTUS	55

Exchanging a

policy

You may exchange your Flexible Solutions VUL policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable,

•

one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares, or the Securities and Exchange Commission by order permits postponement of payment to protect policyowners, or

•	GIAC is required to delay payments because of federal laws designed to counter terrorism and prevent money laundering (see “Certain Restrictions on Payments under the Policy”).

We may defer payment of death proceeds for up to 2 months only, unless otherwise permitted by state law.

Delay of General Account Proceeds and Other Transactions. If the proceeds or transactions affect your Policy Account Value in the fixed-rate option, state law may permit us to delay allocations of Net Premiums, transfers, loans, death benefits, withdrawals or other payments for up to six months from the date of your request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See “Transfers from the Fixed-Rate Option.”

If we delay payment of proceeds as set forth above, we will pay interest as required by state law.

Delay of Proceeds for Check Clearance. We reserve the right to defer payment of that portion of your Policy Account Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of Proceeds to Challenge Coverage. We may challenge the validity of your Policy based on any material misstatements made to us in the application for the Policy. See “Limits to GIAC’s Right to Challenge a Policy.”

EXCHANGING A POLICY

Exchange for Fixed-Benefit Whole Life Insurance Option

At any time prior to the insured’s Attained Age 90, you have the right to exchange your Flexible Solutions VUL policy for a level premium fixed-benefit whole life policy then being issued by us or our affiliate, Guardian Life, without having to prove that the insured meets our insurance requirements. Once exercised, this right terminates. If your Policy has lapsed and been subsequently reinstated, this benefit can only be exercised after a minimum of one year has elapsed since the effective date of the reinstatement.

Under the new policy, your policy value will be held in the issuer’s general account. The face amount of the new policy will be equal to the Face Amount of this Policy on the date you make the exchange. No partial exchanges are permitted. The insured’s age when the Flexible Solutions VUL Policy took effect will be carried over to the new policy.

56	PROSPECTUS	SPECIAL FEATURES

Before you can make any exchange, you must repay any outstanding Policy Debt on your Flexible Solutions VUL policy, and all due Monthly Deductions must be paid. See your Policy for details.

The exchange may result in a cost or credit to you. For information on how this cost or credit is calculated, see the Statement of Additional Information or contact our Customer Service Office.

The new policy will have the same Policy Date as this Policy. It will be issued and effective the later of the Business Day that we receive your written exchange request in Good Order at our Customer Service Office along with your Policy, or on the date that any exchange cost is received by the issuer of your new policy.

The new policy’s underwriting class will be based on the underwriting classes made available by the issuing company and will be comparable to the underwriting class of the most recent Policy Segment of this Policy. However, it will be subject to any Face Amount limitations then in effect. Premiums for the new policy will be based on the published rates of the issuing company on the exchange date. The premiums will depend on the new policy’s plan, face amount and underwriting class, and the insured’s age and sex. The contestable and suicide periods for the new policy will be measured from the Issue Date of this Policy and the new policy will be subject to any existing assignment of this Policy.

Additional rider benefits are available only if you provide the issuer of your new policy with satisfactory evidence of insurability for the insured, and will be subject to the issuing company’s rules on the exchange date.

An exchange may have tax consequences. See “Exchanges” under “Federal Tax Considerations”

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options available under the policy, including payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured’s death. If you are surrendering your Policy, you have 60 days after the proceeds of your Policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

Under a payment option, the proceeds of your Policy must be paid to a ‘natural person’. Payments will not be made to his or her estate if he or she dies before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

Payment options

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more available payment options.

SPECIAL FEATURES	PROSPECTUS	57

The proceeds that we hold in order to make payments under the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the Policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

For more information about the payment options available under the Policy, see the Statement of Additional Information, available free of charge from our Customer Service Office, or contact our Customer Service Office.

58	PROSPECTUS	SPECIAL FEATURES

FEDERAL TAX CONSIDERATIONS

THIS DISCUSSION of federal tax considerations for your Flexible Solutions VUL policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your Policy is in force. If you are interested in purchasing a Policy, taking a Policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a Policy, particularly so with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Nevertheless, we believe there is a reasonable basis for concluding that your Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Flexible Solutions VUL policy, such as your flexibility to allocate premiums and the Policy Account Value, have not been explicitly addressed in published rulings. While we believe that the Policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the Policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the Policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

TAX CONSIDERATIONS	PROSPECTUS	59

Treatment of

policy proceeds

We believe that the death benefits under your Policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your Policy generally should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is generally not subject to federal income tax, but may be subject to federal estate taxes or generation skipping transfer taxes. The tax consequences of continuing a Policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your Policy before the insured dies. How this money is taxed depends on whether your Policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. In general, a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven policy years, or first seven years after each increase in Face Amount, for example as a result of a partial withdrawal or any decrease in Face Amount, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a transaction will cause the Policy to be classified as a modified endowment contract.

60	PROSPECTUS	TAX CONSIDERATIONS

If your policy is not considered a modified endowment contract:

•

money that you withdraw from your Policy will generally be taxed only if the total that you withdraw exceeds your investment in the Policy — which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even if all of your basis in the Policy has not been recovered. When you withdraw money from your Policy, your investment in the Policy is reduced by any amount withdrawn that is not taxed.

•

if you surrender your Policy, you will generally be taxed only on the amount by which the value of your Policy, including any Policy Debt, is greater than your investment in the Policy. The tax consequences of surrendering your Policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible.

•

policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your Policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your Policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small or there is no difference at all. You should consult a tax adviser regarding these consequences including whether such a loan may be treated as a withdrawal.

If your Policy is considered a modified endowment contract:

•

all distributions other than death benefits, including partial withdrawals, and surrenders, as well as amounts received from us or from other parties through policy assignments and policy loans, will be treated first as distributions of gain, taxable as ordinary income to the extent of any gain; and as a tax free recovery of your investment in the Policy only after all the gain in the contract has been distributed.

•

all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•

a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a

TAX CONSIDERATIONS	PROSPECTUS	61

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Flexible Solutions VUL Policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the Policy is someone who is two or more generations younger than the policyowner, the generation skipping transfer (GST) tax may be imposed

Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another policy, as long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure that they continue to qualify as life insurance under the Internal Revenue Code, and policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators. Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Flexible Solutions VUL Policy, please consult a legal or tax adviser.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Flexible Solutions VUL Policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the Policy will be included in your gross estate. Also, if the beneficiary of the Policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit. The individual situation of a policyowner or beneficiary will determine how the ownership of a Policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now

62	PROSPECTUS	TAX CONSIDERATIONS

and then. During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate was 45% and the estate tax exemption was $3,500,000.

The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

Flexible Solutions VUL Policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans, and

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. If you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should first consult a tax advisor regarding your specific circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split dollar arrangements. Any business should consult with a qualified tax adviser before buying a Policy, and before making any changes or transactions under the Policy.

We recommend that anyone considering buying a Flexible Solutions VUL Policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

Employer-owned life insurance contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and

TAX CONSIDERATIONS	PROSPECTUS	63

Possible tax law

changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax. Corporate policyowners should consult their own tax advisers as to whether they are subject to the alternative minimum tax, and, if so, what impact ownership of the Policy will have on their alternative minimum tax liability.

Policy Continuation Rider. Some policyowners may decide to purchase this Policy with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy until its value is just enough to pay off the Policy loans that have been taken out, keeping the Policy in force until the death of the insured by relying on the Policy Continuation rider. This strategy has several risks. First, if the death benefit under the Policy Continuation rider is lower than the Policy’s original death benefit, then the Policy might become a MEC, which could result in a significant tax liability attributable to the balance of any Policy Debt. Second, we will not permit the exercise of the Policy Continuation rider if to do so would mean your Policy would no longer qualify as life insurance under Section 7702. Third, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Finally, neither the IRS, nor the courts, has ruled on this strategy and it may be subject to challenge, since it is possible that loans under this Policy may be treated as taxable distributions upon conversion to a fixed Policy. In that event, assuming Policy loans have not already been subject to tax as distributions, significant tax liability could arise. If you are considering using the Policy in this manner, you should consult with and rely on a competent tax advisor before purchasing a Policy.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

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GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account that support account values. The operations of the Separate Account are reported on our Federal Income Tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the Policy.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

TAX CONSIDERATIONS	PROSPECTUS	65

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in “The variable investment options,” we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Flexible Solutions VUL policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. Because of this proportional voting, a small number of policyowners could control the outcome of a vote. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your Policy Account Value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See “Rights Reserved by GIAC.” If a vote is required, you will be given one vote for every $100 of your Policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners. You do not have the right to vote on the operations of the fixed-rate option.

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LIMITS TO GIAC’S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your Policy or any Face Amount increase once it is in force for two years. If we successfully challenge an increase in Face Amount, the death benefit will be the amount that would have been payable had such increase not taken effect. If this Policy is reinstated, the Policy will have a new two year contestable period from the date of reinstatement.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the Policy and any rider costs using the correct age or sex.

Suicide exclusion

If the insured commits suicide within two years of the Policy’s Issue Date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of (a) or (b) as of the date of death where:

(a)	is the Policy premiums paid, minus any Policy Debt, minus any partial withdrawals; and

(b)	is the Net Cash Surrender Value

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Face Amount, our liability, with respect to such increase, will be limited to the cost of insurance for such increase.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of the policyowners and their beneficiaries, or are appropriate for the Policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•	transferring the assets from one division of the Separate Account into other divisions, or to one or more separate accounts, or to our general account,

•	adding, combining, or removing investment divisions in the Separate Account

Incontestability

Generally, we cannot challenge your Policy once it is in force for two years.

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•

substituting, for the Policy Account Value held in any investment division, the shares of another class issued by a mutual fund in which such values are invested or the shares of a different mutual fund, or any other investment allowed by law

•

modifying, adding to, suspending or eliminating your ability to direct how your Net Premiums are invested, or to transfer unloaned Policy Account Value among the variable investment options or the fixed-rate option

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the Policy

•	changing the Policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the Policy, or

•	making any changes necessary to the Policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing Policy Account Value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or Policy Account Value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See “Transfers Between the Investment Options.”

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days of receiving your Policy, or

•	45 days of signing your completed Policy application.

Longer periods may apply in some states.

If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums you have made towards your Policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

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OTHER INFORMATION

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the Policies. GIS is affiliated with us. GIS acts as principal underwriter of the Flexible Solutions VUL Policies as well as other variable life insurance policies and variable annuities that we offer. The Flexible Solutions VUL Policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies, including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC.

The actual amount of compensation received by your registered representative will vary depending on specific payment arrangements of the broker-dealer, but the maximum payable for the sale of the Policies as follows:

Policy Year One — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 50% of Policy premiums up to one Target Premium in the first Policy Year or the first Policy year of any Policy Segment.

Policy Years two through ten — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 4.0% of Policy premiums up to one Target Premium in Policy Years two through ten or years two through ten of any Policy Segment.

Policy Year one — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 2.85% of Policy premiums in excess of one Target Premium in Policy Years one through ten or years one through ten of any Policy Segment.

Policy Years two through ten — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 3.00% of Policy premiums in excess of one Target Premium in Policy Years one through ten or years one through ten of any Policy Segment.

Policy Years eleven through twenty: Generally, GIAC pays a maximum of 0.15% of unloaned Policy Account Value per annum monthly in Policy Years eleven through twenty.

OTHER INFORMATION	PROSPECTUS	69

Policy Year twenty-one and beyond: Generally, GIAC pays a maximum of 0.10% of unloaned Policy Account Value per annum monthly in Policy Years twenty-one and beyond.

You are not charged directly for commissions or other compensation paid for the sale of the policies, but commissions and other compensation are considered by GIAC in setting the levels of the charges that you do pay under the policy.

We also may compensate our agents through expense allowances, bonuses, wholesaler fees and training allowances. GIAC agents also may qualify for non-cash compensation.

If you return your Policy under the right to cancel provisions, the GIAC agent may have to return some or all of any commission we have paid.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Policy. Certain of these riders are subject to age and underwriting requirements. We generally deduct monthly charges for these riders from your Policy Account Value.

We currently offer the following riders under the Policy:

•	Guaranteed Coverage Rider

•	Waiver of Monthly Deductions Rider

•	Disability Benefit Rider

•	Accidental Death Benefit Rider

•	Guaranteed Insurability Option Rider

•	Select Security Rider

•	Policy Continuation Rider

See “Guaranteed Coverage Rider” and “Appendix B” for a summary of the benefits provided by each of these riders. These riders may not be available in all states.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the policies’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to GIAC, and no policyowner shall have any right of action against any reinsurer.

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TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See “How Your Premiums Are Allocated” and “Transfers Between the Investment Options” for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your Policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or nonperformance; or any interruption resulting from emergency circumstances.

OTHER INFORMATION	PROSPECTUS	71

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s Policy. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a Policy were frozen, the Policy Account Value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your Policy to government agencies and departments.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Flexible Solutions VUL Policy estimates different risks for men and women in establishing a Policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Flexible Solutions VUL Policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the Policy is appropriate for this purpose.

ILLUSTRATIONS

Illustrations can help demonstrate how the Policy operates, given the Policy’s charges, investment options and any optional features selected, how you plan to accumulate or access Policy Account Value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy’s death benefits, Cash Surrender Values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation. Personalized illustrations for prospective and existing policyowners will use either a weighted or an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2009. Please note that a decline in a mutual fund’s average net assets during the current fiscal year as a result of market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized in the illustration.

LEGAL PROCEEDINGS

Currently, there are no legal proceedings that are likely to have a material adverse effect on the Separate Account, the ability of GIS to perform under its agreement to serve as principal underwriter of the Policies, or on GIAC’s ability to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

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APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Some of the special terms used in this prospectus are defined below.

Additional Sum Insured

This is additional insurance coverage that provides a level death benefit to the Policy Anniversary nearest the insured’s 100th birthday.

Attained Age

The insured’s age on his or her birthday closest to the Policy Date plus the number of Policy Years completed since the Policy Date.

Basic Sum Insured

The amount of coverage provided by the Policy, excluding any Additional Sum Insured. The minimum Basic Sum Insured is currently $100,000 ($250,000 for the preferred plus NT risk class).

Business Day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange (NYSE) or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York time or, if earlier, the close of the NYSE. If any transaction or event occurs or is scheduled to occur on a day that is not a Business Day, or if a transaction request is received after GIAC’s close of business, such transaction or event will be deemed to occur as of the next following Business Day unless otherwise specified. Currently, the only day on which the NYSE is open and GIAC is closed is the day after the Thanksgiving holiday. It is, however, possible that GIAC could be closed due to extreme weather conditions or other acts of god at times when the NYSE remains open. So long as the NYSE is open, we will calculate unit values and deduct Monthly Deductions on that day, even if GIAC is closed.

Cash Surrender Value

The Policy Account Value less any surrender charges, but not less than zero.

Coverage Year

The year commencing with the effective date of a Policy Segment or with an anniversary of that date.

Customer Service Office

The Guardian Insurance & Annuity Company, Inc. Customer Service

Office, P.O. Box 26125, Lehigh Valley, PA 18002-6125, 1-800-441-6455

Face Amount

The sum of the Basic Sum Insured, plus any Additional Sum Insured, after giving effect to increases made to the Basic Sum Insured and decreases made to the Basic Sum Insured and Additional Sum Insured since the Issue Date. On the Policy Anniversary on which the insured is Attained Age 100, all Additional Sum Insured coverage ends and thereafter the Face Amount will be the Basic Sum Insured in effect on the date of determination.

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The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Good Order

Notice from the party authorized to initiate a transaction under this Policy in a form satisfactory to GIAC, including all information required by GIAC to process the requested transaction.

Guaranteed Coverage Rider

The Guaranteed Coverage Rider ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and the Policy Debt, is less than zero on a Monthly Processing Date, so long as the Guaranteed Coverage Requirement is satisfied.

Guaranteed Coverage Rider Minimum Monthly Premium

An amount used to determine whether your Policy satisfies the Guaranteed Coverage Rider Requirement. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Guaranteed Coverage Rider Requirement

A requirement that, if satisfied, protects your Policy from lapse when you have an in-force Guaranteed Coverage Rider. To satisfy the Guaranteed Coverage Rider Requirement on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, as outlined in your Policy, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

Initial Face Amount

The sum of the Basic Sum Insured plus any Additional Sum Insured in force on the Policy’s Issue Date. The minimum Initial Face Amount is currently $100,000 ($250,000 for the preferred plus NT risk class).

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue Date

The date your Policy is issued at GIAC’s Customer Service Office.

Loan Account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken and to which we credit interest earned on the Loan Amount. The Loan Account is equal to the loan plus interest we credit to the Loan Account.

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The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Loan Amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayment.

Minimum Monthly Premium

An amount used to determine whether your Policy meets the No Lapse Guarantee Condition. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Minimum To Issue Premium

The amount of premium that is due on the date your Policy is issued and must be paid in order for your Policy to take effect. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Monthly Deduction

The total of the charges due and payable on each Monthly Processing Date including administrative charges, cost of insurance, mortality and expense risk charges, and any charges for additional benefit riders.

Monthly Processing Date

The day of each Policy Month on which the Monthly Deduction is deducted from the Policy Account Value and certain Policy benefits and values are calculated. The Monthly Processing Date is the same date of each calendar month as the Policy Date, or the last day of a calendar month if that is earlier. If such calendar day is not a Business Day, the Monthly Processing Date will be the next following Business Day.

Net Accumulated Premiums

At issue, Net Accumulated Premiums equals the value of the initial premium payment. Thereafter, Net Accumulated Premiums will increase, as a result of premium payments made (prior to deductions for premium charges), and decrease, as a result of partial withdrawals. After a premium payment, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, Net Accumulated Premiums is equal to the greater of (i) the value of Net Accumulated Premiums before the withdrawal, decreased by the amount of the partial withdrawal, or (ii) zero. Loan repayments and amounts paid under disability benefit riders are not considered premiums for purposes of determining Net Accumulated Premiums.

Net Amount At Risk

The difference between the amount of the Policy’s death benefit that you would be paid and the Policy Account Value, after subtracting all applicable Monthly Deductions other than cost of insurance and charges for the Waiver of Monthly Deductions rider.

Net Cash Surrender Value

The Cash Surrender Value of your Policy less any Policy Debt, but not less than zero.

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The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.

No Lapse Guarantee

The No Lapse Guarantee ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt is less than zero on a Monthly Processing Date, so long as the No Lapse Guarantee Condition is met.

No Lapse Guarantee Condition

This test is used to determine whether your Policy qualifies for the No Lapse Guarantee. It states that, on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider and minus Policy Debt and the sum of all previous withdrawals as the Minimum Monthly Premiums up to this date, as outlined in your Policy. The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date does not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions Rider.

No Lapse Guarantee Period

The period, beginning on the Policy Date, during which the No Lapse Guarantee is in effect. The No Lapse Guarantee Period will terminate:

On the Policy Date, if the insured is age:	The No Lapse Guarantee will terminate at the end of Policy Year:
0 - 65	10
66	9
67	8
68	7
69	6
70 - 75	5
76 - 85	No benefit

Policy Account Value

The Policy Account Value is the sum of the values of the variable investment options, the fixed-rate option and the Loan Account. The unloaned Policy Account Value is the Policy Account Value less the Loan Account.

Policy Anniversary

The same date each year as the Policy Date.

Policy Date

This date is used to measure Policy Months, Policy Years, Policy Anniversaries, and Monthly Processing Dates. It also determines the age of the insured at issue. Your Policy Date is shown on the Data Pages of your Policy.

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The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Policy Debt

The unpaid Policy Loan Amount plus the accrued and unpaid interest on those loans.

Policy Segment

The additional coverage provided by an increase in Face Amount.

Policy Year

The year commencing with the Policy Date or with an anniversary of that date.

Surrender Charge Target Premium

A measure of premium used to determine your Policy’s surrender charge. Your Policy’s Basic Sum Insured and the Policy Segments that you buy each have their own Surrender Charge Target Premium. The Surrender Charge Target Premium associated with the Basic Sum Insured is based on the insured’s age at issue, underwriting class and sex (unless gender-neutral rates are required by law). The Surrender Charge Target Premium associated with any Policy Segment is based on the insured’s Attained Age and the underwriting class for each Policy Segment.

Target Premium

A measure of premium used to determine your Policy’s premium charges and agent commissions. Your Policy’s Basic Sum Insured, Additional Sum Insured and any Policy Segments you buy each have their own Target Premium. The Target Premium associated with the Basic Sum Insured and Additional Sum Insured is based on the insured’s age at issue, underwriting class and sex (unless gender-neutral rates are required by law). The Target Premium associated with any Policy Segment is based on the insured’s Attained Age and the underwriting class for each Policy Segment. The Target Premium for any rider, except the Guaranteed Coverage rider, is based on the Monthly Deduction for that rider during the first Policy Year.

APPENDICES	PROSPECTUS	77

APPENDIX B

ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the Policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for some of the additional benefit riders. These premium amounts are deducted monthly from the Policy Account Value. The benefits provided by the riders are fully described in the riders and summarized here. These riders may not be available in all states.

Guaranteed Coverage Rider (“GCR”) — this rider, available only at issue and only with Death Benefit Option 1, guarantees that the Policy will remain in force even if the Policy Account Value, after subtracting the Monthly Deduction and the Policy Debt is less than zero, provided the GCR condition, as described in the rider, is met. It provides coverage up to Attained Age 85. There is no charge for this rider. This rider is not available on policies with insureds rated sub-standard.

Waiver of Monthly Deductions Rider — this rider, available at issue only, provides for the waiver of the Monthly Deductions while the insured is totally disabled as defined in the rider. The benefit continues for life if disability occurs prior to age 60. Coverage terminates at insured’s Attained Age 65 if not disabled. Age limits apply. It is only available on Policies with a Face Amount of less than $5,000,000.

Disability Benefit Rider — this rider, available at issue only, provides for crediting as a benefit an amount equal to the specified amount, as defined in the rider, while the insured is totally disabled, as defined in the rider. The benefit continues for life if disability occurs prior to age 60. Coverage terminates at insured’s Attained Age 65 if not disabled. Age limits apply. It is only available on Policies with a Face Amount less than $5,000,000.

Accidental Death Benefit Rider — this rider, available only at issue, provides additional insurance coverage if the insured’s death results from accidental bodily injury on or before the Policy Anniversary nearest the insured’s 75th birthday. The maximum coverage under this rider is the lesser of (i) $500,000 or (ii) the Initial Face Amount.

Guaranteed Insurability Option Rider — this rider, available only at issue, provides the Policyowner the right to increase the Face Amount of insurance coverage without evidence of insurability on the Policy Anniversaries nearest certain birthdays of the insured, or within specified time periods of qualifying life events subject to the conditions in the rider. Age limits apply. The benefit cannot exceed the lesser of $250,000 or the initial Face Amount.

Select Security Rider — this rider, used in split dollar cases, is an endorsement that prevents the Policyowner from making certain Policy changes without the consent of the Policyowner’s employer. There is no charge for this rider.

Policy Continuation Rider — this rider, issued only on Policies electing the Guideline Premium Test, gives you the option to continue your policy at a reduced death benefit with no further Monthly Deductions in the event your Policy is in danger of default or termination due to excessive Policy Debt. You may elect the benefit under limited circumstances as described in the rider. Subject to the terms and limitations described in the rider, the rider guarantees the policy will not go into default or terminate due to excessive Policy Debt. There is no charge for the rider; however, at the time you elect the benefit under the rider, a transaction charge will be deducted from your Policy Account Value. The current maximum transaction charge is 3.5% of your Policy Account Value on the effective date of the election. The guaranteed maximum transaction charge is 4.5% of your Policy Account Value on the effective date of the election. The Internal Revenue Service has not taken a position on policy continuation riders. Therefore, you should consult your tax advisor prior to electing this benefit.

General Considerations

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your Policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your Policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

78	PROSPECTUS	APPENDICES

APPENDIX C

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how the Policies operate. Specifically, they show how the death benefit, Net Cash Surrender Value and Policy Account Value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on Policies with face amounts of $500,000 for a male insured Age 35, preferred NT underwriting class, utilizing the Guideline Premium Test. Values are first given based on current charges and then based on the Policy’s higher guaranteed charges. Each illustration is given first for a Policy with an Option 1 death benefit, then for a Policy with an Option 2 death benefit, and, finally, for a Policy with an Option 3 death benefit. These illustrations may assist in the comparison of death benefits, Net Cash Surrender Values and Policy Account Values for Flexible SolutionsSM VUL policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Flexible SolutionsSM VUL policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, Net Cash Surrender Values and Policy Account Values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Policyowner pays more than the stated premium.

Death benefits, Net Cash Surrender Values and Policy Account Values will also be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6%, or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the Policyowner’s allocation of the unloaned Policy Account Value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6%, or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other policy transactions, such as partial withdrawals, will also affect results, as will the insured’s sex, smoker status and underwriting class.

Death benefits, Net Cash Surrender Values and Policy Account Values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the Monthly Deduction is deducted from the Policy Account Value on each Monthly Processing Date. The Net Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted upon surrender or lapse during the first 8 policy years. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.90% of the average daily net assets of such funds. The arithmetic average is based upon actual expenses of the funds incurred during 2009, before taking into account any applicable expense reimbursements and fee waivers. For an explanation of the expenses see the accompanying fund prospectuses. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

Taking account of the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at -0.90%, 5.10% and 9.10%, respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate

APPENDICES	PROSPECTUS	79

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See GIAC’s taxes.

GIAC will furnish upon request an illustration reflecting the proposed insured’s age, sex, underwriting class, face amount requested, and life insurance test selected, but a premium-based illustration must reflect GIAC’s current minimum Face Amount requirement for Flexible SolutionsSM VUL — which is $100,000. These personalized illustrations will use either an arithmetic average or a weighted average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses of the funds incurred during 2009, after applicable reimbursements and waivers. If you are already a Flexible SolutionsSM VUL policyowner, please contact your registered representative for a current illustration.

These illustrations will refer to “net outlay” as the cash flow into or out of the Policy. It is equal to the sum of all premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash. For purposes of these illustrations “net outlay” will be equal to Target Premium.

From time to time, advertisements or sales literature for Flexible SolutionsSM VUL may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Flexible SolutionsSM VUL on May 1, 2008. As such the Policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustrations will reflect deductions for each fund’s expenses, and the charges deducted from premiums, Monthly Deductions and any transaction deductions associated with the Policy in question.

80	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 1

Target Premium = $4,625.00

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-.90% Net) Return				Assuming Current Charges and 6% Gross (5.10% Net) Return				Assuming Current Charges and 10% Gross (9.10% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	3,006	0	500,000	4,625	3,223	0	500,000	4,625	3,368	0	500,000
2	36	4,625	5,966	2,266	500,000	4,625	6,589	2,889	500,000	4,625	7,020	3,320	500,000
3	37	4,625	8,872	5,634	500,000	4,625	10,097	6,859	500,000	4,625	10,971	7,734	500,000
4	38	4,625	11,720	8,945	500,000	4,625	13,748	10,973	500,000	4,625	15,245	12,470	500,000
5	39	4,625	14,518	12,206	500,000	4,625	17,556	15,243	500,000	4,625	19,874	17,561	500,000
6	40	4,625	17,255	15,636	500,000	4,625	21,517	19,898	500,000	4,625	24,878	23,259	500,000
7	41	4,625	19,941	19,016	500,000	4,625	25,647	24,722	500,000	4,625	30,300	29,375	500,000
8	42	4,625	22,577	22,345	500,000	4,625	29,955	29,724	500,000	4,625	36,175	35,944	500,000
9	43	4,625	25,186	25,186	500,000	4,625	34,473	34,473	500,000	4,625	42,569	42,569	500,000
10	44	4,625	27,745	27,745	500,000	4,625	39,185	39,185	500,000	4,625	49,499	49,499	500,000
15	49	4,625	44,348	44,348	500,000	4,625	71,766	71,766	500,000	4,625	100,851	100,851	500,000
20	54	4,625	59,151	59,151	500,000	4,625	112,473	112,473	500,000	4,625	179,459	179,459	500,000
25	59	4,625	71,518	71,518	500,000	4,625	163,621	163,621	500,000	4,625	301,126	301,126	500,000
30	64	4,625	78,823	78,823	500,000	4,625	226,330	226,330	500,000	4,625	489,806	489,806	597,563
35	69	4,625	78,858	78,858	500,000	4,625	304,213	304,213	500,000	4,625	779,633	779,633	904,375
40	74	4,625	67,994	67,994	500,000	4,625	404,248	404,248	500,000	4,625	1,224,678	1,224,678	1,310,406
45	79	4,625	36,371	36,371	500,000	4,625	538,131	538,131	565,037	4,625	1,910,551	1,910,551	2,006,079
50	84	4,625	0	0	500,000	4,625	708,560	708,560	743,988	4,625	2,952,814	2,952,814	3,100,455
55	89	0	0	0	0	4,625	918,516	918,516	964,442	4,625	4,516,138	4,516,138	4,741,945
60	94	0	0	0	0	4,625	1,184,063	1,184,063	1,195,903	4,625	6,896,632	6,896,632	6,965,598
65	99	0	0	0	0	4,625	1,543,734	1,543,734	1,543,734	4,625	10,688,574	10,688,574	10,688,574
70	104	0	0	0	0	4,625	2,005,478	2,005,478	2,005,478	4,625	16,550,327	16,550,327	16,550,327
75	109	0	0	0	0	4,625	2,597,606	2,597,606	2,597,606	4,625	25,610,811	25,610,811	25,610,811
80	114	0	0	0	0	0	3,348,213	3,348,213	3,348,213	0	39,606,344	39,606,344	39,606,344
85	119	0	0	0	0	0	4,293,656	4,293,656	4,293,656	0	61,219,341	61,219,341	61,219,341
86	120	0	0	0	0	0	4,512,634	4,512,634	4,512,634	0	66,790,305	66,790,305	66,790,305

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	81

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 1

Target Premium = $4,625.00

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-.90% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.10% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.10% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	2,997	0	500,000	4,625	3,213	0	500,000	4,625	3,358	0	500,000
2	36	4,625	5,782	2,082	500,000	4,625	6,398	2,698	500,000	4,625	6,823	3,123	500,000
3	37	4,625	8,501	5,263	500,000	4,625	9,698	6,461	500,000	4,625	10,555	7,317	500,000
4	38	4,625	11,134	8,359	500,000	4,625	13,101	10,326	500,000	4,625	14,554	11,779	500,000
5	39	4,625	13,689	11,377	500,000	4,625	16,615	14,302	500,000	4,625	18,850	16,538	500,000
6	40	4,625	16,162	14,544	500,000	4,625	20,241	18,622	500,000	4,625	23,464	21,845	500,000
7	41	4,625	18,541	17,616	500,000	4,625	23,971	23,046	500,000	4,625	28,407	27,482	500,000
8	42	4,625	20,814	20,582	500,000	4,625	27,795	27,564	500,000	4,625	33,696	33,464	500,000
9	43	4,625	22,972	22,972	500,000	4,625	31,709	31,709	500,000	4,625	39,350	39,350	500,000
10	44	4,625	25,005	25,005	500,000	4,625	35,705	35,705	500,000	4,625	45,389	45,389	500,000
15	49	4,625	38,238	38,238	500,000	4,625	63,155	63,155	500,000	4,625	89,811	89,811	500,000
20	54	4,625	47,982	47,982	500,000	4,625	95,214	95,214	500,000	4,625	155,386	155,386	500,000
25	59	4,625	51,448	51,448	500,000	4,625	131,020	131,020	500,000	4,625	252,989	252,989	500,000
30	64	4,625	44,756	44,756	500,000	4,625	169,019	169,019	500,000	4,625	402,242	402,242	500,000
35	69	4,625	20,680	20,680	500,000	4,625	206,468	206,468	500,000	4,625	631,684	631,684	732,754
40	74	4,625	0	0	500,000	4,625	240,218	240,218	500,000	4,625	976,884	976,884	1,045,266
45	79	4,625	0	0	500,000	4,625	259,111	259,111	500,000	4,625	1,500,292	1,500,292	1,575,307
50	84	4,625	0	0	500,000	4,625	230,285	230,285	500,000	4,625	2,267,601	2,267,601	2,380,981
55	89	0	0	0	0	4,625	19,892	19,892	500,000	4,625	3,359,166	3,359,166	3,527,124
60	94	0	0	0	0	0	0	0	0	4,625	4,979,505	4,979,505	5,029,300
65	99	0	0	0	0	0	0	0	0	4,625	7,629,433	7,629,433	7,629,433
70	104	0	0	0	0	0	0	0	0	4,625	11,675,091	11,675,091	11,675,091
75	109	0	0	0	0	0	0	0	0	4,625	17,850,757	17,850,757	17,850,757
80	114	0	0	0	0	0	0	0	0	0	27,268,683	27,268,683	27,268,683
85	119	0	0	0	0	0	0	0	0	0	41,625,438	41,625,438	41,625,438
86	120	0	0	0	0	0	0	0	0	0	45,299,952	45,299,952	45,299,952

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

82	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 2

Target Premium = $4,625.00

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-.90% Net) Return				Assuming Current Charges and 6% Gross (5.10% Net) Return				Assuming Current Charges and 10% Gross (9.10% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	3,003	0	503,003	4,625	3,220	0	503,220	4,625	3,365	0	503,365
2	36	4,625	5,958	2,258	505,958	4,625	6,580	2,880	506,580	4,625	7,010	3,310	507,010
3	37	4,625	8,855	5,618	508,855	4,625	10,077	6,840	510,077	4,625	10,950	7,713	510,950
4	38	4,625	11,693	8,918	511,693	4,625	13,715	10,940	513,715	4,625	15,208	12,433	515,208
5	39	4,625	14,477	12,164	514,477	4,625	17,504	15,192	517,504	4,625	19,814	17,502	519,814
6	40	4,625	17,197	15,578	517,197	4,625	21,441	19,822	521,441	4,625	24,788	23,170	524,788
7	41	4,625	19,862	18,937	519,862	4,625	25,541	24,616	525,541	4,625	30,171	29,246	530,171
8	42	4,625	22,475	22,244	522,475	4,625	29,812	29,581	529,812	4,625	35,997	35,766	535,997
9	43	4,625	25,060	25,060	525,060	4,625	34,288	34,288	534,288	4,625	42,331	42,331	542,331
10	44	4,625	27,590	27,590	527,590	4,625	38,949	38,949	538,949	4,625	49,187	49,187	549,187
15	49	4,625	43,933	43,933	543,933	4,625	71,012	71,012	571,012	4,625	99,721	99,721	599,721
20	54	4,625	58,251	58,251	558,251	4,625	110,506	110,506	610,506	4,625	176,079	176,079	676,079
25	59	4,625	69,675	69,675	569,675	4,625	158,786	158,786	658,786	4,625	291,597	291,597	791,597
30	64	4,625	75,073	75,073	575,073	4,625	214,375	214,375	714,375	4,625	463,232	463,232	963,232
35	69	4,625	71,817	71,817	571,817	4,625	275,915	275,915	775,915	4,625	717,789	717,789	1,217,789
40	74	4,625	56,095	56,095	556,095	4,625	340,378	340,378	840,378	4,625	1,095,434	1,095,434	1,595,434
45	79	4,625	18,754	18,754	518,754	4,625	397,391	397,391	897,391	4,625	1,651,023	1,651,023	2,151,023
50	84	0	0	0	0	4,625	425,294	425,294	925,294	4,625	2,460,190	2,460,190	2,960,190
55	89	0	0	0	0	4,625	381,503	381,503	881,503	4,625	3,623,872	3,623,872	4,123,872
60	94	0	0	0	0	4,625	188,703	188,703	688,703	4,625	5,272,370	5,272,370	5,772,370
65	99	0	0	0	0	0	0	0	0	4,625	7,621,172	7,621,172	8,121,172
70	104	0	0	0	0	0	0	0	0	4,625	11,732,726	11,732,726	11,732,726
75	109	0	0	0	0	0	0	0	0	4,625	18,164,267	18,164,267	18,164,267
80	114	0	0	0	0	0	0	0	0	4,625	28,105,471	28,105,471	28,105,471
85	119	0	0	0	0	0	0	0	0	4,625	43,471,544	43,471,544	43,471,544
86	120	0	0	0	0	0	0	0	0	4,625	47,432,301	47,432,301	47,432,301

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	83

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 2

Target Premium = $4,625.00

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-.90% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.10% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.10% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	2,994	0	502,994	4,625	3,210	0	503,210	4,625	3,354	0	503,354
2	36	4,625	5,772	2,072	505,772	4,625	6,386	2,686	506,386	4,625	6,811	3,111	506,811
3	37	4,625	8,479	5,242	508,479	4,625	9,674	6,436	509,674	4,625	10,527	7,290	510,527
4	38	4,625	11,098	8,323	511,098	4,625	13,057	10,282	513,057	4,625	14,505	11,730	514,505
5	39	4,625	13,633	11,321	513,633	4,625	16,545	14,233	516,545	4,625	18,770	16,457	518,770
6	40	4,625	16,083	14,464	516,083	4,625	20,138	18,519	520,138	4,625	23,341	21,723	523,341
7	41	4,625	18,432	17,507	518,432	4,625	23,824	22,899	523,824	4,625	28,229	27,304	528,229
8	42	4,625	20,669	20,438	520,669	4,625	27,592	27,361	527,592	4,625	33,442	33,211	533,442
9	43	4,625	22,784	22,784	522,785	4,625	31,436	31,436	531,436	4,625	38,999	38,999	538,999
10	44	4,625	24,766	24,766	524,766	4,625	35,342	35,342	535,342	4,625	44,911	44,911	544,911
15	49	4,625	37,553	37,553	537,553	4,625	61,906	61,906	561,906	4,625	87,938	87,938	587,938
20	54	4,625	46,433	46,433	546,433	4,625	91,804	91,804	591,804	4,625	149,494	149,494	649,494
25	59	4,625	48,232	48,232	548,232	4,625	122,283	122,283	622,283	4,625	235,489	235,489	735,489
30	64	4,625	38,879	38,879	538,879	4,625	148,231	148,231	648,231	4,625	352,919	352,919	852,919
35	69	4,625	11,832	11,832	511,832	4,625	160,019	160,019	660,019	4,625	508,975	508,975	1,008,975
40	74	0	0	0	0	4,625	142,863	142,863	642,863	4,625	712,078	712,078	1,212,078
45	79	0	0	0	0	4,625	63,131	63,131	563,131	4,625	958,539	958,539	1,458,539
50	84	0	0	0	0	0	0	0	0	4,625	1,218,447	1,218,447	1,718,447
55	89	0	0	0	0	0	0	0	0	4,625	1,419,239	1,419,239	1,919,239
60	94	0	0	0	0	0	0	0	0	4,625	1,435,362	1,435,362	1,935,362
65	99	0	0	0	0	0	0	0	0	4,625	1,088,036	1,088,036	1,588,036
70	104	0	0	0	0	0	0	0	0	0	0	0	0
75	109	0	0	0	0	0	0	0	0	0	0	0	0
80	114	0	0	0	0	0	0	0	0	0	0	0	0
85	119	0	0	0	0	0	0	0	0	0	0	0	0
86	120	0	0	0	0	0	0	0	0	0	0	0	0

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

84	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 3

Target Premium = $4,625.00

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-.90% Net) Return				Assuming Current Charges and 6% Gross (5.10% Net) Return				Assuming Current Charges and 10% Gross (9.10% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	3,002	0	504,625	4,625	3,219	0	504,625	4,625	3,364	0	504,625
2	36	4,625	5,955	2,255	509,250	4,625	6,577	2,877	509,250	4,625	7,007	3,307	509,250
3	37	4,625	8,849	5,611	513,875	4,625	10,072	6,834	513,875	4,625	10,945	7,708	513,875
4	38	4,625	11,681	8,906	518,500	4,625	13,705	10,930	518,500	4,625	15,199	12,424	518,500
5	39	4,625	14,458	12,145	523,125	4,625	17,489	15,176	523,125	4,625	19,802	17,489	523,125
6	40	4,625	17,169	15,550	527,750	4,625	21,419	19,800	527,750	4,625	24,771	23,152	527,750
7	41	4,625	19,823	18,898	532,375	4,625	25,511	24,586	532,375	4,625	30,149	29,224	532,375
8	42	4,625	22,422	22,191	537,000	4,625	29,773	29,541	537,000	4,625	35,971	35,740	537,000
9	43	4,625	24,991	24,991	541,625	4,625	34,238	34,238	541,625	4,625	42,302	42,302	541,625
10	44	4,625	27,504	27,504	546,250	4,625	38,889	38,889	546,250	4,625	49,158	49,158	546,250
15	49	4,625	43,699	43,699	569,375	4,625	70,908	70,908	569,375	4,625	99,802	99,802	569,375
20	54	4,625	57,747	57,747	592,500	4,625	110,468	110,468	592,500	4,625	176,836	176,836	592,500
25	59	4,625	68,605	68,605	615,625	4,625	159,237	159,237	615,625	4,625	295,069	295,069	615,625
30	64	4,625	72,609	72,609	638,750	4,625	216,718	216,718	638,750	4,625	476,656	476,656	638,750
35	69	4,625	66,042	66,042	661,875	4,625	283,742	283,742	661,875	4,625	758,958	758,958	880,391
40	74	4,625	42,549	42,549	685,000	4,625	361,975	361,975	685,000	4,625	1,192,952	1,192,952	1,276,459
45	79	4,625	0	0	0	4,625	452,162	452,162	708,125	4,625	1,861,791	1,861,791	1,954,881
50	84	0	0	0	0	4,625	557,897	557,897	731,250	4,625	2,878,176	2,878,176	3,022,085
55	89	0	0	0	0	4,625	696,107	696,107	754,375	4,625	4,402,696	4,402,696	4,622,831
60	94	0	0	0	0	4,625	902,308	902,308	911,331	4,625	6,724,103	6,724,103	6,791,344
65	99	0	0	0	0	4,625	1,182,419	1,182,419	1,182,419	4,625	10,421,897	10,421,897	10,421,897
70	104	0	0	0	0	4,625	1,542,138	1,542,138	1,542,138	4,625	16,138,125	16,138,125	16,138,125
75	109	0	0	0	0	4,625	2,003,432	2,003,432	2,003,432	4,625	24,973,672	24,973,672	24,973,672
80	114	0	0	0	0	0	2,586,262	2,586,262	2,586,262	0	38,621,524	38,621,524	38,621,524
85	119	0	0	0	0	0	3,316,551	3,316,551	3,316,551	0	59,697,109	59,697,109	59,697,109
86	120	0	0	0	0	0	3,485,697	3,485,697	3,485,697	0	65,129,550	65,129,550	65,129,550
IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	85

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 3

Target Premium = $4,625.00

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-.90% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.10% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.10% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	4,625	2,993	0	504,625	4,625	3,209	0	504,625	4,625	3,354	0	504,625
2	36	4,625	5,768	2,068	509,250	4,625	6,383	2,683	509,250	4,625	6,808	3,108	509,250
3	37	4,625	8,470	5,233	513,875	4,625	9,666	6,428	513,875	4,625	10,520	7,283	513,875
4	38	4,625	11,080	8,305	518,500	4,625	13,042	10,267	518,500	4,625	14,492	11,717	518,500
5	39	4,625	13,605	11,292	523,125	4,625	16,521	14,208	523,125	4,625	18,750	16,437	523,125
6	40	4,625	16,039	14,420	527,750	4,625	20,101	18,483	527,750	4,625	23,312	21,693	527,750
7	41	4,625	18,369	17,444	532,375	4,625	23,772	22,847	532,375	4,625	28,189	27,264	532,375
8	42	4,625	20,580	20,349	537,000	4,625	27,522	27,291	537,000	4,625	33,392	33,161	537,000
9	43	4,625	22,663	22,663	541,625	4,625	31,343	31,343	541,625	4,625	38,938	38,938	541,625
10	44	4,625	24,604	24,604	546,250	4,625	35,222	35,222	546,250	4,625	44,840	44,840	546,250
15	49	4,625	37,041	37,041	569,375	4,625	61,604	61,604	569,375	4,625	87,946	87,946	569,375
20	54	4,625	45,170	45,170	592,500	4,625	91,317	91,317	592,500	4,625	150,398	150,398	592,500
25	59	4,625	45,077	45,077	615,625	4,625	121,761	121,761	615,625	4,625	240,565	240,565	615,625
30	64	4,625	30,966	30,966	638,750	4,625	148,104	148,104	638,750	4,625	372,869	372,869	638,750
35	69	4,625	0	0	0	4,625	160,412	160,412	661,875	4,625	575,915	575,915	668,061
40	74	0	0	0	0	4,625	140,016	140,016	685,000	4,625	893,109	893,109	955,626
45	79	0	0	0	0	4,625	30,403	30,403	708,125	4,625	1,374,033	1,374,033	1,442,734
50	84	0	0	0	0	0	0	0	0	4,625	2,079,109	2,079,109	2,183,064
55	89	0	0	0	0	0	0	0	0	4,625	3,082,228	3,082,228	3,236,339
60	94	0	0	0	0	0	0	0	0	4,625	4,571,268	4,571,268	4,616,981
65	99	0	0	0	0	0	0	0	0	4,625	7,006,263	7,006,263	7,006,263
70	104	0	0	0	0	0	0	0	0	4,625	10,723,826	10,723,826	10,723,826
75	109	0	0	0	0	0	0	0	0	4,625	16,398,658	16,398,658	16,398,658
80	114	0	0	0	0	0	0	0	0	0	25,052,067	25,052,067	25,052,067
85	119	0	0	0	0	0	0	0	0	0	38,241,791	38,241,791	38,241,791
86	120	0	0	0	0	0	0	0	0	0	41,617,612	41,617,612	41,617,612

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

86	PROSPECTUS	APPENDICES

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

PERFORMANCE INFORMATION

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT N

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN

INSURANCE & ANNUITY COMPANY, INC.

SAI–CONTENTS	PROSPECTUS	87

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 100 “F” Street, NE, Room 1580, Washington, D.C. 20549. (Direct questions to the SEC at 202-551-5850).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our Customer Service Office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your Policy, or a personalized illustration, available free of charge, of death benefits, Cash Surrender Values, and cash values under your Policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations.

Investment Company Act File No. 811-09725

Securities Act of 1933 File No. 333-148736

88	PROSPECTUS	BACK COVER PAGE

FLEXIBLE SOLUTIONSSM VUL – GOLD SERIES

Issued Through The Guardian Separate Account N of The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2010

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account N variable universal life insurance policy (marketed under the name “Flexible SolutionsSM VUL”) (the “Policy”) dated May 1, 2010.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, Pennsylvania 18002

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

B-1

ABOUT GIAC

Your Policy is issued through Separate Account N, (Separate Account or Separate Account N), of The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2009, our total assets (GAAP basis) exceeded $9.5 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2009, Guardian Life had total assets (GAAP basis) in excess of $47.7 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Policies, and does not guarantee the benefits provided by the Policy.

The Guardian Separate Account N was established by GIAC’s Board of Directors on September 23, 1999 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own a convertible term life insurance policy issued by us or by Guardian Life, you may be able to buy a Policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a VUL Policy.

If you have a convertible term policy, you may receive a credit consistent with our then current administrative procedures, if you convert it to a Flexible Solutions VUL Policy.

Death Benefit Options

Cash Value Test

To satisfy this test, the death benefit must be at least equal to the Policy Account Value multiplied by a death benefit factor. A table of death benefit factors appears in your Policy. These factors are equal to one divided by the net single premium (the single premium that would be needed to pay for the death benefit under the Policy, including any Additional Sum Insured).

Guideline Premium Test

The Guideline Premium Test consists of two parts: the Guideline Premium Test and the Cash Value Corridor Test.

To satisfy the Guideline Premium Test the total of all premiums you pay must not exceed certain maximums. The total of premiums paid, minus the nontaxable portion of partial withdrawals, must not be greater than the larger of the following:

•	the guideline single premium on the date the calculation is done, or

•	the sum of the guideline level premiums to the date the calculation is done.

For the purposes of this test, the guideline single premium is the premium that would be necessary to pay for future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 6%.

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The guideline level premium is the level annual premium payable to age 100 that would be necessary to pay for all future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 4%.

Payment of premiums in excess of the guideline premium limit is permitted if those premiums are necessary to keep the Policy in force.

To satisfy the Cash Value Corridor Test, the death benefit must at least equal the percentage of the Policy Account Value shown in the following table:

Attained age	Percentage of policy account value*
0-40	250%
40-45	250% - 215%
45-50	215% - 185%
50-55	185% - 150%
55-60	150% - 130%
60-65	130% - 120%
65-70	120% - 115%
70-75	115% - 105%
75-90	105%
90-95	105% - 100%
95+	100%
*	The percentage decreases uniformly as attained age increases within the age ranges.

Changing Your Death Benefit Option

If you’re changing from Option 2 to Option 1, we will increase the Face Amount by the Policy Account Value on the date the change takes effect. We increase the Face Amount so that the death benefit remains the same on the date the change takes effect.

If you’re changing from Option 3 to Option 1, we will increase the Face Amount by the amount of Net Accumulated Premiums on the date the change takes effect. We increase the Face Amount so that the death benefit remains the same on the date the change takes effect. When we increase the Face Amount, we will increase the Basic Sum Insured rather than adding a new Policy Segment.

No changes from Option 1 to Option 2 or Option 3 are permitted.

Experience Factor

We calculate the unit value of each variable investment option on each Business Day by multiplying the option’s immediately preceding unit value by the experience factor (sometimes referred to as the “net investment factor”) for that day. We calculate the experience factor as follows on each Business Day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current Business Day, plus

•

the amount per share of any dividends or capital gains distributed by the fund on the current Business Day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous Business Day.

We do not calculate the unit value on non-Business Days. Non-Business Days use the unit value calculated as of the most recent preceding Business Day.

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The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

Decreasing the Face Amount

Your death benefit option will determine how your Policy is affected by a reduction in the Face Amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your Policy’s Face Amount.

•	under Option 2, a partial withdrawal will not reduce your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

•	Under Option 3, a partial withdrawal will typically not cause an immediate reduction in your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

If you have made one or more increases to the Initial Face Amount by adding Policy Segments and then request a Face Amount decrease, we will apply the decrease to your Policy Segments as follows. We start with the most recent Policy Segment, followed by the next most recent, and so on, and then reduce the Additional Sum Insured portion of the Initial Face Amount and, finally, reduce the Basic Sum Insured portion of the Initial Face Amount.

Since we do not deduct a surrender charge when you decrease the Face Amount, the surrender charge does not change. The administrative charge per $1,000 of coverage is not reduced by a decrease in Face Amount.

We will send you Policy pages that reflect the changes resulting from your reduction in the Face Amount.

If the Policy is using the Guideline Premium Test, guideline single premiums and guideline level premiums will be recalculated. If the Policy is using the Cash Value Accumulation Test, net single premiums will be recalculated.

Reducing the Face Amount of your Policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount may also reduce the federal tax law limits on what you can put into the Policy. In these cases you may need to have a portion of the policy’s cash value paid to you to comply with federal tax law. See “Federal Tax Considerations” in the prospectus.

Increasing the Face Amount

We’ll issue the increase in the form of a separate Policy Segment. Each Policy Segment has its own underwriting class, rate for cost of insurance, surrender charges, administrative charges, premium charge, Target Premium, and, during the No Lapse Guarantee Period, Minimum Monthly Premium.

After an increase in the Face Amount takes effect, to calculate premium charges we will allocate premium payments first to the initial Face Amount and then to each Policy Segment, starting with the oldest Policy Segment and ending with the most recent one. We’ll allocate premiums in such a way that they won’t exceed the annual Target Premium for the initial Face Amount or for each Policy Segment. When the sum of the premiums paid during a Policy Year exceeds the Target Premium for the initial face amount, we will allocate the excess to the first Policy Segment. If the premiums you pay during a Policy Year exceed the Target Premiums for all the Policy Segments and the Initial Face Amount, we’ll allocate the excess proportionately according to the Target Premiums for the Initial Face amount and each Policy Segment.

If you increase the Face Amount of your Policy, it will be subject to new surrender charges. We’ll calculate the surrender charges as if you had bought a new policy for the increase in the Face Amount. A new 8-year surrender charge will apply to the Policy Segment that increased the Face Amount. We’ll notify you about the new surrender charge after any increase in the Face Amount.

You don’t have to pay an additional premium to increase the Face Amount.

Increasing the Face Amount of your Policy may have tax consequences, including possibly causing your policy to be considered a modified endowment contract. The tax consequences associated with your Policy being classified as a modified endowment contract are discussed in the prospectus at “Federal Tax Considerations.”

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Dollar Cost Averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in. Amounts will be transferred automatically on each Monthly Processing Date from RS Money Market VIP Series into the variable investment options you have chosen.

Before the program can begin, you must submit an authorization form.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends

•

your Policy Account Value in RS Money Market VIP Series is insufficient to cover your monthly transfer to the variable investment options you have chosen. If this happens we will divide what you do have in RS Money Market VIP Series proportionally among the variable investment options you have chosen, leaving a balance of zero in RS Money Market VIP Series

•	you tell us in writing to end the program, and we receive this notice at least three Business Days before the next Monthly Processing Date, or

•	your Policy lapses or you surrender it.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three Business Days before your Policy’s next Monthly Processing Date.

Automatic Portfolio Rebalancing Option

If you choose automatic portfolio rebalancing, your Policy Account Value will be automatically rebalanced to maintain a selected proportion of your Policy Account Value in each of the variable investment options. Generally, this selected proportion will correspond to your then current premium allocation designation.

Before the program can begin, you must submit an authorization form.

We will rebalance your Policy Account Value beginning on the date you specify in your written authorization, received in Good Order at our Customer Service Office or on the Business Day next following receipt if the selected date is a non-Business Day. Once rebalancing begins, we will rebalance quarterly thereafter.

Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not currently charge you for using this service.

We will stop automatic rebalancing of your Policy Account Value when:

•	The period of time, if any, listed on your automatic rebalancing authorization form ends;

•	you tell us in writing to end the program, and we receive this notice at least three Business Days before the next rebalancing date; or

•	Your Policy lapses or you surrender it.

Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

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Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees.

The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your Policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.

Exchanging a Policy

If you elect to exchange your Policy for a level premium, fixed-benefit whole life policy then being issued by us or our affiliate, Guardian Life, the exchange may result in a cost or credit to you.

On or before the fifth Policy Anniversary, the exchange cost or credit is calculated using the following values where:

(a)	is the cumulative premiums for the new policy (i.e., the premiums that would have been paid to the date of exchange if the new policy had been in force from the Policy Date) with an annual interest rate of 6%, less the cumulative premiums for this Policy (i.e., the actual premiums paid for this Policy to the date of the exchange) accumulated at an annual interest rate of 6%; and

(b)	is the cash value of the new policy, less this Policy’s Net Cash Surrender Value on the exchange date applicable to the Face Amount exchanged.

For purposes of calculating cumulative premiums for this Policy under (a) above, any withdrawals from the Policy will be deducted from the sum of the actual premiums paid to date.

If either of (a) or (b) is, or both (a) and (b) are, greater than zero, you must pay an exchange cost to the issuing company. If both (a) and (b) are less than zero, the issuing company will pay an exchange credit to you. The exchange cost is the greater of (a) or (b). If one value is positive and one value is negative, the exchange cost is the positive value. The exchange credit will be the greater of (a) and (b) (i.e., the amount closer to zero).

After the fifth Policy Anniversary, the exchange cost or credit is equal to the cash value of the new policy less this Policy’s Net Cash Surrender Value on the exchange date.

In calculating an exchange cost or credit, we reserve the right to assess an additional charge if the insured is in a substandard risk class. This charge would be based on the substandard reserve for the new policy.

If your policy is issued in Florida or New York, you will also have the option to convert the Policy to paid-up insurance. This option can be exercised on any Policy Anniversary and the election is irrevocable. You can obtain more information from your Registered Representative or our Customer Service Office.

Assigning the Rights to Your Policy

You may assign the rights under your Policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your Policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your Policy’s rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the Policy except the right to:

•	change the Policyowner or beneficiary

•	change a payment option, and

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•	direct where your Net Premiums will be invested or make transfers among the fixed-rate and variable investment options.

Assigning the rights to your Policy also may have tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this Policy. No agent has the authority to:

•	change this Policy

•	waive any provision of this Policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your Policy Account Value. To obtain more information about these other policies, contact our Customer Service Office or your registered representative.

Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the Policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of the FINRA. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $229,604 in 2007, $207,309 in 2008 and $1,929,548 in 2009. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004.

The offering of the Policies is continuous, and we do not anticipate discontinuing offering the Policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your Policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

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Other Agreements

We have entered into several other agreements, including:

•	an agreement with EULAV under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

•

agreements with RS Investment Management, MFS, Invesco, Davis, Fidelity, Janus, Gabelli, EULAV and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12b-1 fees from the funds.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Policies under a group or sponsored arrangement. A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association. A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for Policies bought under group or sponsored arrangements including Policies issued in connection with certain business insurance arrangements. We may, for instance, sell Policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive Policy charges and deductions in accordance with the rules in effect as of the date an application for a Policy is approved. In addition, GIAC may permit groups or persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the Policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

•	the expected number of policies to be issued

•	the amount of coverage

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the Policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

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ADDITIONAL INFORMATION ABOUT CHARGES

Premium Charge

EXAMPLE

A 35 year-old male (Preferred NT underwriting class) buys a Policy with a Face Amount of $500,000 on January 1, 2008. Five years later, on January 1, 2013, the same male, now age 40 (Preferred NT underwriting class), requests an increase in the Face Amount of $200,000. The initial Target Premium is $4,625, and the Target Premium for the increase is $2,376, bringing the total Target Premium to $7,001. Assume he pays $5,000 per year for 5 years and $7,500 per year for the next 20 years. The premiums and premium charges are allocated as follows:

Years 1-5:	All premiums are allocated to the Initial Face Amount because that is the only coverage.

Years 6-20:	Premiums up to the Target Premium for the Initial Face Amount ($4,625) are allocated to the Initial Face Amount. The excess amount up to the Target Premium for the Face Amount increase ($2,376) is allocated to the Face Amount increase. The remaining premium ($7,500 – $4,625 – $2,376 = $499) is allocated proportionally based on the Target Premium for each Policy Segment:

Initial Face Amount: $499 x ($4,625 ÷ $7,001) = $303.99

Face Amount increase segment: $499 x ($2,376 ÷ $7,001) = $169.35

Therefore, the total premium allocated to the Initial Face Amount is $4,625 + $303.99 = $4,928.99, and The total allocated to the Face Amount increase segment is $2,376 + $169.35 = $2,545.35

Premium Allocation

	Initial Face Amount		First Face Amount Increase
Date	Premium	Premium Charge	Premium	Premium Charge
Policy Year 4 (2012)	5,000	338.75
Policy Year 7 (2015)	4,928.99	336.94	2,545.35	173.09
Policy Year 13 (2021)	4,928.99	185.00	2,545.35	95.04

Surrender Charges

EXAMPLE (Policy with initial face amount only)

The example on the right shows how the surrender charge declines over an eight year period so that in year 9 it equals $0.

Insured: Male, Age 35

Underwriting Class: Preferred NT

Face Amount: $500,000

Surrender Charge per $1000 of Basic Sum Insured in Policy Year one: $8.32

Surrender charge in Policy Year one is:
The surrender charge per $1000 multiplied by $500,000 or ($8.32 x $500,000 divided by 1000) = $4,160
All figures in the table are rounded to the nearest $.01.

Policy year	Actual surrender charge ($)
1	4,162.50
2	3,700.00
3	3,237.50
4	2,775.00
5	2,312.50
6	1,618.75
7	925.00
8	231.25
9	0

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Assume in the foregoing example you effect a Face Amount increase of $200,000 at the beginning of Policy Year 6 (Attained Age 40) and another Face Amount increase of $100,000 at the beginning of Policy Year 11 (Attained Age 45). At the time of the first increase, the insured is again classified in the Preferred NT underwriting class, but at the time of the second increase he is classified in the Standard underwriting class.

For the purposes of calculating the applicable surrender charges, each Face Amount increase is treated separately based on the insured’s Attained Age and underwriting class at the time of the increase. Therefore, for each increase the Policy will incur a new set of surrender charges. Surrender charges are calculated as if the policyowner has purchased a Policy with the amount of the increase being the Face Amount; in other words, they are calculated just as in the first example. The total surrender charge for a particular Policy Year equals the sum of the surrender charge for the Initial Face Amount and the applicable surrender charge for each Policy Segment.

	Beginning of year	Age at beginning of year	Policy face amount ($)	First year surrender charge rate per $1,000 ($)
Initial face amount	1	35	500,000	8.32
1st increase	6	40	200,000	10.69
2nd increase	11	45	100,000	13.95

All figures in the table are rounded to the nearest $.01.

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The following is a calculation of the surrender charge for this example. Note that the surrender charges are shown for policy years 1 through 20 only as, after the 20th policy year, surrender charges equal zero for the Initial Face Amount as well as for the two Face Amount increases.

Per $1,000 Surrender Charge Rates x Basic Sum Insured/1000

(actual surrender charge)

Policy year	Initial coverage ($)	First increase ($)	Second increase ($)	Total policy surrender charge ($)
1	4,162.50	0	0	4,162.50
2	3,700.00	0	0	3,700.00
3	3,237.50	0	0	3,237.50
4	2,775.00	0	0	2,775.00
5	2,312.50	0	0	2,312.50
6	1,618.75	2,138.40	0	3,757.15
7	925.00	1,900.80	0	2,825.80
8	231.25	1,663.20	0	1,894.45
9	0	1,425.60	0	1,425.60
10	0	1,188.00	0	1,188.00
11	0	831.60	1,395.00	2,226.60
12	0	475.20	1,240.00	1,715.20
13	0	118.80	1,085.00	1,203.80
14	0	0	930.00	930.00
15	0	0	775.00	775.00
16	0	0	542.50	542.50
17	0	0	310.00	310.00
18	0	0	77.50	77.50
19	0	0	0	0
20	0	0	0	0

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual Policy, but are made equally to all Policies where the insured people are of the same Attained Age, sex, Policy or Policy Segment duration, and underwriting class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of Policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings

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Generally, reducing the Net Amount at Risk results in lower charges for the cost of insurance. Decreasing the Net Amount at Risk partly depends on the death benefit option you choose. If you choose Option 1, in which the death benefit is the Face Amount of your Policy, you reduce the Net Amount at Risk when you pay premiums. That’s because premiums increase the Policy Account Value. If you choose Option 2, in which the death benefit can increase to more than the Face Amount, paying premiums will not affect the Net Amount at Risk. If you choose Option 3, in which the death benefit is the Face Amount of your Policy plus your Net Accumulated Premiums, your Net Amount at Risk could be lower if your investments perform well.

The Net Amount at Risk can increase, for example, when we increase a Policy’s death benefit to meet the requirements of the Internal Revenue Code. See Death Benefit Options. A higher Net Amount at Risk results in higher deductions for cost of insurance.

There may be different cost of insurance rates for the initial Face Amount of your Policy and for each subsequent increase in the Face Amount. As a result, we calculate the Net Amount at Risk separately for each segment of coverage.

Your Policy Account Value is allocated first to your Policy’s Basic Sum Insured, then to the Additional Sum Insured, and finally to each of the Policy Segments in the order that they were added to the Policy. Finally, we will allocate your Policy Account Value to any increase in death benefit caused by Section 7702 of the Internal Revenue Code. The maximum amount of your Policy Account Value that will be allocated to any one Policy Segment or to the Initial Face Amount is the amount that the Policy Segment or Initial Face Amount provides as a death benefit. For the purposes of determining the Net Amount at Risk, if the death benefit is increased due to the operation of death benefit Option 2 or 3, the increase will be allocated to the Basic Sum Insured. If the death benefit is further increased due to Section 7702 of the Internal Revenue Code the increase will be allocated to the most recent Policy Segment.

Actuarial Experts

The actuarial matters contained in this prospectus have been examined by Michael Slipowitz, FSA, Vice President and Chief Actuary, Retirement, of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your Policy Anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your Net Premiums, and how much you have invested in each of the allocation options

•	your Policy Account Value, Cash Surrender Value and Net Cash Surrender Value

•	the amount you have paid in Policy premiums and the charges that we have deducted, since the last Policy Anniversary

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding Policy Debt that you owe us, and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. The annual reports will contain audited financial statements.

We will confirm in writing receipt of your Policy premiums and any transfers or other transactions. However, you will not automatically receive a confirmation statement for premium payments paid through the pre-authorized checking plan; these confirmation statements will be mailed only upon request. We will also write you to request a required payment to keep your Policy from lapsing.

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If several members of the same household own a Policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our Customer Service Office.

Advertising Practices

In our advertisements and sales materials for the Policies we may include:

•	articles or reports on variable life insurance in general, or specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Advertisements and sales literature about the variable life policies and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps

These ratings relate only to GIAC’s ability to meet its obligations under the policy’s fixed-rate option and to pay death benefits provided under the policy, not to the performance or safety of the variable investment options.

From time to time, advertisements or sales literature for the Policy may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as is used in illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the illustrations. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Flexible Solutions VUL on May 1, 2008. As such the Policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustration will reflect deductions for each fund’s expenses, and the charges deducted from premium, monthly deductions, and any transaction deductions associated with the Policy in question.

Legal Matters

The legal validity of the Policy, has been confirmed by Richard T. Potter, Jr., Senior Vice President and Counsel of GIAC.

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Policies, and not as an indication of the investment experience of the Separate Account.

B-13

Experts

The consolidated balance sheets of GIAC as of December 31, 2009 and 2008 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2009 and the statement of assets and liabilities of Separate Account N as of December 31, 2009 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2009, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-14

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FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT N

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I
Assets:
Shares owned in underlying fund	154,974	561,936
Net asset value per share (NAV)	33.22	8.08

Total Assets (Shares x NAV)	$5,148,228	$4,540,444
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$5,148,228	$4,540,444

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$4,341,909	$4,257,313

Net Assets	$4,341,909	$4,257,313
Units Outstanding	552,316	483,109
Unit Value (accumulation)	$7.86	$8.81
Net Assets: Flexible Solutions Series
Contract value in accumulation period	$806,319	$283,131

Net Assets	$806,319	$283,131
Units Outstanding	102,569	32,129
Unit Value (accumulation)	$7.86	$8.81
Net Assets: Total
Contract value in accumulation period	$5,148,228	$4,540,444

Net Assets	$5,148,228	$4,540,444

Cost Of Shares In Underlying Fund	$5,125,566	$5,005,562

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I
2009 Investment Income
Income:
Reinvested dividends	$8,299	$83,599
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	8,299	83,599

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	37,635	(176,031)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	37,635	(176,031)
Net change in unrealized appreciation/(depreciation) of investments	971,884	1,107,176

Net realized and unrealized gain/(loss) from investments	1,009,519	931,145

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,017,818	$1,014,744

See notes to financial statements.

B-16

Investment Divisions
RS Asset Allocation VIP Series Class I	RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Global Natural Resources Series Class II

—	48,294	101,362	—	62,411	291,110	7,546
—	7.20	10.31	—	9.79	12.02	8.99

$—	$347,718	$1,045,038	$—	$611,002	$3,499,140	$67,838

—	—	—	—	—	—	—

$—	$347,718	$1,045,038	$—	$611,002	$3,499,140	$67,838

$—	$170,964	$743,189	$—	$84,788	$2,331,361	$67,838

$—	$170,964	$743,189	$—	$84,788	$2,331,361	$67,838
—	10,722	60,141	—	7,117	133,027	8,648
$—	$15.95	$12.36	$—	$11.91	$17.53	$7.84

$—	$176,754	$301,849	$—	$526,214	$1,167,779	$—

$—	$176,754	$301,849	$—	$526,214	$1,167,779	$—
—	11,085	24,427	—	44,172	66,633	—
$—	$15.95	$12.36	$—	$11.91	$17.53	$—

$—	$347,718	$1,045,038	$—	$611,002	$3,499,140	$67,838

$—	$347,718	$1,045,038	$—	$611,002	$3,499,140	$67,838

$—	$338,578	$1,049,161	$—	$558,406	$3,481,121	$63,857

Investment Divisions
RS Asset Allocation VIP Series Class I	RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Global Natural Resources Series Class II

$3,014	$23,014	$26,288	$1,143	$—	$140,915	$—

—	—	—	—	—	—	—

3,014	23,014	26,288	1,143	—	140,915	—

(106,877)	(24,599)	2,862	(143,244)	(19,357)	(12,311)	1,387
—	—	—	—	—	21,764	—

(106,877)	(24,599)	2,862	(143,244)	(19,357)	9,453	1,387
153,572	72,075	(1,189)	188,209	111,405	185,544	4,168

46,695	47,476	1,673	44,965	92,048	194,997	5,555

$49,709	$70,490	$27,961	$46,108	$92,048	$335,912	$5,555

B-17

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	RS Money Market VIP Series Class I	Gabelli Capital Asset

Assets:
Shares owned in underlying fund	4,418,862	117,982
Net asset value per share (NAV)	1.00	14.53

Total Assets (Shares x NAV)	$4,418,862	$1,714,279

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$4,418,862	$1,714,279

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$3,317,758	$1,558,487

Net Assets	$3,317,758	$1,558,487
Units Outstanding	262,632	103,147
Unit Value (accumulation)	$12.63	$15.11

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$1,101,104	$155,792

Net Assets	$1,101,104	$155,792
Units Outstanding	87,170	10,311
Unit Value (accumulation)	$12.63	$15.11

Net Assets: Total
Contract value in accumulation period	$4,418,862	$1,714,279

Net Assets	$4,418,862	$1,714,279

Cost Of Shares In Underlying Fund	$4,418,862	$2,012,169

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	RS Money Market VIP Series Class I	Gabelli Capital Asset

2009 Investment Income
Income:
Reinvested dividends	$2,788	$12,248
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	2,788	12,248

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	—	(132,406)
Reinvested realized gain distributions	—	1,022

Net realized gain/(loss) on investments	—	(131,384)
Net change in unrealized appreciation/(depreciation) of investments	—	592,174

Net realized and unrealized gain/(loss) from investments	—	460,790

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,788	$473,038

See notes to financial statements.

B-18

Investment Divisions
RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I

100,479	135,078	222,829	25,413	108,358	18,176	25,686
17.51	21.22	10.30	9.72	15.72	20.33	14.51

$1,759,396	$2,866,357	$2,295,135	$247,013	$1,703,383	$369,523	$372,706

—	—	—	—	—	—	—

$1,759,396	$2,866,357	$2,295,135	$247,013	$1,703,383	$369,523	$372,706

$972,836	$1,872,537	$1,864,929	$246,641	$1,544,219	$344,590	$275,462

$972,836	$1,872,537	$1,864,929	$246,641	$1,544,219	$344,590	$275,462
88,222	55,152	146,138	43,844	138,083	58,127	27,552
$11.03	$33.95	$12.76	$5.63	$11.18	$5.93	$10.00

$786,560	$993,820	$430,206	$372	$159,164	$24,933	$97,244

$786,560	$993,820	$430,206	$372	$159,164	$24,933	$97,244
71,330	29,271	33,711	66	14,232	4,206	9,726
$11.03	$33.95	$12.76	$5.63	$11.18	$5.93	$10.00

$1,759,396	$2,866,357	$2,295,135	$247,013	$1,703,383	$369,523	$372,706

$1,759,396	$2,866,357	$2,295,135	$247,013	$1,703,383	$369,523	$372,706

$1,804,436	$2,919,410	$2,596,375	$383,648	$2,075,708	$421,323	$487,436

Investment Divisions
RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I

$28,206	$76,296	$—	$—	$16,790	$2,138	$16,328

—	—	—	—	—	—	—

28,206	76,296	—	—	16,790	2,138	16,328

(185,426)	(325,964)	(387,411)	(95,842)	(130,170)	(26,131)	(58,507)
760	—	—	—	123,237	—	4,116

(184,666)	(325,964)	(387,411)	(95,842)	(6,933)	(26,131)	(54,391)
572,059	1,576,966	1,020,934	119,849	285,653	92,897	83,165

387,393	1,251,002	633,523	24,007	278,720	66,766	28,774

$415,599	$1,327,298	$633,523	$24,007	$295,510	$68,904	$45,102

B-19

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	AIM V.I. Core Equity Series I	AIM V.I. Core Equity Series II

Assets:
Shares owned in underlying fund	38,603	5,189
Net asset value per share (NAV)	24.92	24.75

Total Assets (Shares x NAV)	$961,998	$128,438

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$961,998	$128,438

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$936,404	$128,438

Net Assets	$936,404	$128,438
Units Outstanding	116,802	13,824
Unit Value (accumulation)	$8.02	$9.29

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$25,594	$—

Net Assets	$25,594	$—
Units Outstanding	3,193	—
Unit Value (accumulation)	$8.02	$—

Net Assets: Total
Contract value in accumulation period	$961,998	$128,438

Net Assets	$961,998	$128,438

Cost Of Shares In Underlying Fund	$951,609	$124,462

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	AIM V.I. Core Equity Series I	AIM V.I. Core Equity Series II

2009 Investment Income
Income:
Reinvested dividends	$14,539	$1,968
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	14,539	1,968

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(9,848)	1,118
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(9,848)	1,118
Net change in unrealized appreciation/(depreciation) of investments	189,240	3,976

Net realized and unrealized gain/(loss) from investments	179,392	5,094

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$193,931	$7,062

See notes to financial statements.

B-20

Investment Divisions
AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Utilities Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B

—	4,880	—	3,493	10,375	19,354	5,673
—	10.83	—	45.01	8.90	15.08	24.72

$—	$52,852	$—	$157,220	$92,340	$291,860	$140,234

—	—	—	—	—	—	—

$—	$52,852	$—	$157,220	$92,340	$291,860	$140,234

$—	$52,852	$—	$157,220	$81,027	$274,153	$81,119

$—	$52,852	$—	$157,220	$81,027	$274,153	$81,119
—	5,663	—	16,075	7,511	26,585	7,180
$—	$9.33	$—	$9.78	$10.79	$10.31	$11.30

$—	$—	$—	$—	$11,313	$17,707	$59,115

$—	$—	$—	$—	$11,313	$17,707	$59,115
—	—	—	—	1,049	1,717	5,232
$—	$—	$—	$—	$10.79	$10.31	$11.30

$—	$52,852	$—	$157,220	$92,340	$291,860	$140,234

$—	$52,852	$—	$157,220	$92,340	$291,860	$140,234

$—	$50,215	$—	$143,579	$110,751	$378,667	$142,340

Investment Divisions
AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Utilities Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B

$—	$481	$—	$—	$2,775	$9,652	$—

—	—	—	—	—	—	—

—	481	—	—	2,775	9,652	—

5	12	—	38	(59,311)	(50,032)	(12,491)
—	606	—	—	—	—	—

5	618	—	38	(59,311)	(50,032)	(12,491)
—	2,637	—	13,641	71,919	94,504	50,386

5	3,255	—	13,679	12,608	44,472	37,895

$5	$3,736	$—	$13,679	$15,383	$54,124	$37,895

B-21

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Alliance Bernstein VPS Global Thematic Class B	Alliance Bernstein VPS International Value Class B

Assets:
Shares owned in underlying fund	7,002	15
Net asset value per share (NAV)	16.34	14.54

Total Assets (Shares x NAV)	$114,418	$214

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$114,418	$214

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$102,389	$214

Net Assets	$102,389	$214
Units Outstanding	9,142	27
Unit Value (accumulation)	$11.20	$8.00

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$12,029	$—

Net Assets	$12,029	$—
Units Outstanding	1,074	—
Unit Value (accumulation)	$11.20	$—

Net Assets: Total
Contract value in accumulation period	$114,418	$214

Net Assets	$114,418	$214

Cost Of Shares In Underlying Fund	$108,414	$215

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Alliance Bernstein VPS Global Thematic Class B	Alliance Bernstein VPS International Value Class B

2009 Investment Income
Income:
Reinvested dividends	$—	$2
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	—	2

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	24,720	—
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	24,720	—
Net change in unrealized appreciation/(depreciation) of investments	43,873	(1)

Net realized and unrealized gain/(loss) from investments	68,593	(1)

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$68,593	$1

See notes to financial statements.

B-22

Investment Divisions
Alliance Bernstein VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I	Black Rock Global Allocation V.I. Class III	Davis Financial	Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class

60,432	3,670	—	43,215	124,721	168,955	—
9.67	10.77	—	9.98	7.40	10.75	—

$584,377	$39,528	$—	$431,288	$922,933	$1,816,264	$—

—	—	—	—	—	—	—

$584,377	$39,528	$—	$431,288	$922,933	$1,816,264	$—

$584,377	$39,528	$—	$403,477	$720,123	$1,707,380	$—

$584,377	$39,528	$—	$403,477	$720,123	$1,707,380	$—
71,286	4,761	—	34,411	35,993	151,263	—
$8.20	$8.30	$—	$11.73	$20.01	$11.29	$—

$—	$—	$—	$27,811	$202,810	$108,884	$—

$—	$—	$—	$27,811	$202,810	$108,884	$—
—	—	—	2,372	10,137	9,646	—
$—	$—	$—	$11.73	$20.01	$11.29	$—

$584,377	$39,528	$—	$431,288	$922,933	$1,816,264	$—

$584,377	$39,528	$—	$431,288	$922,933	$1,816,264	$—

$520,319	$38,486	$—	$518,202	$1,031,844	$2,038,295	$—

Investment Divisions
Alliance Bernstein VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I	Black Rock Global Allocation V.I. Class III	Davis Financial	Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class

$—	$—	$—	$3,091	$20,067	$14,082	$—

—	—	—	—	—	—	—

—	—	—	3,091	20,067	14,082	—

9,038	600	—	(31,451)	(522,969)	(172,110)	—
—	—	—	—	—	—	—

9,038	600	—	(31,451)	(522,969)	(172,110)	—
64,058	1,042	—	162,104	748,341	630,198	—

73,096	1,642	—	130,653	225,372	458,088	—

$73,096	$1,642	$—	$133,744	$245,439	$472,170	$—

B-23

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class

Assets:
Shares owned in underlying fund	49,707	6,942
Net asset value per share (NAV)	10.92	18.83

Total Assets (Shares x NAV)	$542,797	$130,725

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$542,797	$130,725

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$542,797	$130,725

Net Assets	$542,797	$130,725
Units Outstanding	45,278	12,176
Unit Value (accumulation)	$11.99	$10.74

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Total
Contract value in accumulation period	$542,797	$130,725

Net Assets	$542,797	$130,725

Cost Of Shares In Underlying Fund	$521,820	$124,438

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class

2009 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	—	—

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	3,519	2,982
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	3,519	2,982
Net change in unrealized appreciation/(depreciation) of investments	20,977	6,287

Net realized and unrealized gain/(loss) from investments	24,496	9,269

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$24,496	$9,269

See notes to financial statements.

B-24

Investment Divisions
Evergreen VA International Equity Share Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2	Fidelity VIP Mid Cap Service Class 2

—	197,542	81,435	—	27,527	—	184,502
—	20.29	16.57	—	14.40	—	25.10

$—	$4,008,132	$1,349,379	$—	$396,394	$—	$4,631,012

—	—	—	—	—	—	—

$—	$4,008,132	$1,349,379	$—	$396,394	$—	$4,631,012

$—	$2,671,832	$1,123,383	$—	$338,157	$—	$3,739,898

$—	$2,671,832	$1,123,383	$—	$338,157	$—	$3,739,898
—	205,896	97,036	—	46,853	—	175,710
$—	$12.98	$11.58	$—	$7.22	$—	$21.28

$—	$1,336,300	$225,996	$—	$58,237	$—	$891,114

$—	$1,336,300	$225,996	$—	$58,237	$—	$891,114
—	102,978	19,521	—	8,069	—	41,867
$—	$12.98	$11.58	$—	$7.22	$—	$21.28

$—	$4,008,132	$1,349,379	$—	$396,394	$—	$4,631,012

$—	$4,008,132	$1,349,379	$—	$396,394	$—	$4,631,012

$—	$4,586,665	$1,415,434	$—	$430,609	$—	$5,134,003

Investment Divisions
Evergreen VA International Equity Share Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2	Fidelity VIP Mid Cap Service Class 2

$—	$40,318	$24,174	$—	$802	$—	$18,051

—	—	—	—	—	—	—

—	40,318	24,174	—	802	—	18,051

—	(687,900)	(263,684)	—	(19,316)	—	(351,499)
—	988	—	—	—	—	21,160

—	(686,912)	(263,684)	—	(19,316)	—	(330,339)
—	1,715,782	570,797	—	140,315	—	1,561,387

—	1,028,870	307,113	—	120,999	—	1,231,048

$—	$1,069,188	$331,287	$—	$121,801	$—	$1,249,099

B-25

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Templeton Growth Securities Class 2	Mutual Shares Securities Class 2

Assets:
Shares owned in underlying fund	1,862	—
Net asset value per share (NAV)	10.40	—

Total Assets (Shares x NAV)	$19,364	$—

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$19,364	$—

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$19,364	$—

Net Assets	$19,364	$—
Units Outstanding	2,122	—
Unit Value (accumulation)	$9.13	$—

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Total
Contract value in accumulation period	$19,364	$—

Net Assets	$19,364	$—

Cost Of Shares In Underlying Fund	$18,748	$—

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Templeton Growth Securities Class 2	Mutual Shares Securities Class 2

2009 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	—	—

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	1,215	—
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	1,215	—
Net change in unrealized appreciation/(depreciation) of investments	616	—

Net realized and unrealized gain/(loss) from investments	1,831	—

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,831	$—

See notes to financial statements.

B-26

Investment Divisions
Franklin Small Cap Value Securities Class 2	Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income & Growth ETF Asset Allocation Class II	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Institutional Shares

—	115,118	—	—	50,163	46,883	33,222
—	9.17	—	—	30.79	33.60	21.43

$—	$1,055,636	$—	$—	$1,544,530	$1,575,280	$711,952

—	—	—	—	—	—	—

$—	$1,055,636	$—	$—	$1,544,530	$1,575,280	$711,952

$—	$1,055,636	$—	$—	$1,501,515	$1,543,171	$658,354

$—	$1,055,636	$—	$—	$1,501,515	$1,543,171	$658,354
—	99,064	—	—	247,761	142,068	95,630
$—	$10.58	$—	$—	$6.06	$10.86	$6.88

$—	$—	$—	$—	$43,015	$32,109	$53,598

$—	$—	$—	$—	$43,015	$32,109	$53,598
—	—	—	—	7,098	2,956	7,786
$—	$—	$—	$—	$6.06	$10.86	$6.88

$—	$1,055,636	$—	$—	$1,544,530	$1,575,280	$711,952

$—	$1,055,636	$—	$—	$1,544,530	$1,575,280	$711,952

$—	$1,039,588	$—	$—	$1,485,319	$1,456,641	$709,946

Investment Divisions
Franklin Small Cap Value Securities Class 2	Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income & Growth ETF Asset Allocation Class II	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Institutional Shares

$—	$7,113	$—	$—	$—	$544	$3,787

—	—	—	—	—	—	—

—	7,113	—	—	—	544	3,787

—	246	—	—	33,977	75,603	(19,649)
—	702	—	—	—	—	—

—	948	—	—	33,977	75,603	(19,649)
—	16,048	—	—	464,089	447,197	244,977

—	16,996	—	—	498,066	522,800	225,328

$—	$24,109	$—	$—	$498,066	$523,344	$229,115

B-27

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Janus Aspen Worldwide Institutional Shares	Janus Aspen Forty Service Class

Assets:
Shares owned in underlying fund	49,206	—
Net asset value per share (NAV)	26.18	—

Total Assets (Shares x NAV)	$1,288,222	$—

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$1,288,222	$—

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$1,176,917	$—

Net Assets	$1,176,917	$—
Units Outstanding	183,385	—
Unit Value (accumulation)	$6.42	$—

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$111,305	$—

Net Assets	$111,305	$—
Units Outstanding	17,343	—
Unit Value (accumulation)	$6.42	$—

Net Assets: Total
Contract value in accumulation period	$1,288,222	$—

Net Assets	$1,288,222	$—

Cost Of Shares In Underlying Fund	$1,359,390	$—

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Janus Aspen Worldwide Institutional Shares	Janus Aspen Forty Service Class

2009 Investment Income
Income:
Reinvested dividends	$16,091	$—
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	16,091	—

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(63,669)	—
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(63,669)	—
Net change in unrealized appreciation/(depreciation) of investments	415,327	—

Net realized and unrealized gain/(loss) from investments	351,658	—

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$367,749	$—

See notes to financial statements.

B-28

Investment Divisions
Janus Aspen Service Class	Janus Aspen Enterprise Service Class	Janus Aspen Perkins Mid Cap Value Service Class	Janus Aspen Worldwide Service Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

—	—	10,010	—	38,703	12,755	63,491
—	—	13.71	—	21.43	18.24	13.43

$—	$—	$137,231	$—	$829,397	$232,655	$852,687

—	—	—	—	—	—	—

$—	$—	$137,231	$—	$829,397	$232,655	$852,687

$—	$—	$137,231	$—	$809,279	$222,248	$645,811

$—	$—	$137,231	$—	$809,279	$222,248	$645,811
—	—	14,049	—	123,379	22,140	61,771
$—	$—	$9.77	$—	$6.56	$10.04	$10.45

$—	$—	$—	$—	$20,118	$10,407	$206,876

$—	$—	$—	$—	$20,118	$10,407	$206,876
—	—	—	—	3,067	1,037	19,787
$—	$—	$—	$—	$6.56	$10.04	$10.45

$—	$—	$137,231	$—	$829,397	$232,655	$852,687

$—	$—	$137,231	$—	$829,397	$232,655	$852,687

$—	$—	$132,751	$—	$769,786	$245,512	$869,742

Investment Divisions
Janus Aspen Service Class	Janus Aspen Enterprise Service Class	Janus Aspen Perkins Mid Cap Value Service Class	Janus Aspen Worldwide Service Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

$—	$—	$234	$—	$2,029	$3,557	$—

—	—	—	—	—	—	—

—	—	234	—	2,029	3,557	—

—	—	1,660	—	628	(9,192)	(83,803)
—	—	—	—	—	—	—

—	—	1,660	—	628	(9,192)	(83,803)
—	—	4,480	—	213,280	59,863	433,867

—	—	6,140	—	213,908	50,671	350,064

$—	$—	$6,374	$—	$215,937	$54,228	$350,064

B-29

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	MFS Research Initial Class	MFS Total Return Initial Class

Assets:
Shares owned in underlying fund	8,179	167,256
Net asset value per share (NAV)	16.57	17.48

Total Assets (Shares x NAV)	$135,530	$2,923,642

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$135,530	$2,923,642

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$133,896	$2,344,174

Net Assets	$133,896	$2,344,174
Units Outstanding	15,677	155,252
Unit Value (accumulation)	$8.54	$15.10

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$1,634	$579,468

Net Assets	$1,634	$579,468
Units Outstanding	191	38,377
Unit Value (accumulation)	$8.54	$15.10

Net Assets: Total
Contract value in accumulation period	$135,530	$2,923,642

Net Assets	$135,530	$2,923,642

Cost Of Shares In Underlying Fund	$136,018	$3,211,068

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	MFS Research Initial Class	MFS Total Return Initial Class

2009 Investment Income
Income:
Reinvested dividends	$1,591	$95,963
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	1,591	95,963

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(6,566)	(186,488)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(6,566)	(186,488)
Net change in unrealized appreciation/(depreciation) of investments	34,225	533,350

Net realized and unrealized gain/(loss) from investments	27,659	346,862

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$29,250	$442,825

See notes to financial statements.

B-30

Investment Divisions
MFS Growth Service Class	MFS Strategic Income Service Class	MFS Research Service Class	MFS Total Return Service Class	PIMCO Real Return Advisor	PIMCO Total Return Advisor	Van Kampen Life Investment Trust Growth & Income Class II

2,433	7,985	7,825	40,639	—	18,260	27,555
21.10	9.53	16.48	17.28	—	10.82	16.39

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

—	—	—	—	—	—	—

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634
5,485	6,936	14,037	71,982	—	19,305	47,538
$9.36	$10.97	$9.19	$9.76	$—	$10.23	$9.50

$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
$—	$—	$—	$—	$—	$—	$—

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

$47,030	$74,592	$125,172	$676,430	$—	$204,612	$429,855

Investment Divisions
MFS Growth Service Class	MFS Strategic Income Service Class	MFS Research Service Class	MFS Total Return Service Class	PIMCO Real Return Advisor	PIMCO Total Return Advisor	Van Kampen Life Investment Trust Growth & Income Class II

$—	$—	$—	$—	$—	$862	$5,186

—	—	—	—	—	—	—

—	—	—	—	—	862	5,186

58	820	927	104	—	(23)	373
—	—	—	—	—	5,966	—

58	820	927	104	—	5,943	373
4,307	1,508	3,777	25,819	—	(7,034)	21,779

4,365	2,328	4,704	25,923	—	(1,091)	22,152

$4,365	$2,328	$4,704	$25,923	$—	$(229)	$27,338

B-31

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$65,999	$138,697
Net realized gain/(loss) from sale of investments	249,936	188,850
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(2,021,457)	(3,003,335)

Net increase/(decrease) resulting from operations	(1,705,522)	(2,675,788)

2008 Policy Transactions
Net policy purchase payments	897,573	824,359
Transfers on account of death, surrenders and withdrawals	(406,865)	(143,071)
Transfers of policy loans	(87,464)	(14,702)
Transfers of cost of insurance and policy fees	(544,357)	(480,845)
Transfers between investment divisions, net	58,032	(97,815)
Transfers–other	457	836

Net increase/(decrease) from policy transactions	(82,624)	88,762

Total Increase/(Decrease) in Net Assets	(1,788,146)	(2,587,026)
Net Assets at December 31, 2007	5,821,721	7,091,783

Net Assets at December 31, 2008	$4,033,575	$4,504,757

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$8,299	$83,599
Net realized gain/(loss) from sale of investments	37,635	(176,031)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	971,884	1,107,176

Net increase/(decrease) resulting from operations	1,017,818	1,014,744

2009 Policy Transactions
Net policy purchase payments	729,762	635,520
Transfers on account of death, surrenders and withdrawals	(203,561)	(976,595)
Transfers of policy loans	(87,618)	(33,960)
Transfers of cost of insurance and policy fees	(525,649)	(410,749)
Transfers between investment divisions, net	184,488	(193,786)
Transfers–other	(587)	513

Net increase/(decrease) from policy transactions	96,835	(979,057)

Total Increase/(Decrease) in Net Assets	1,114,653	35,687
Net Assets at December 31, 2008	4,033,575	4,504,757

Net Assets at December 31, 2009	$5,148,228	$4,540,444

See notes to financial statements.

B-32

Investment Divisions
RS Asset Allocation VIP Series Class I	RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Global Natural Resources Series Class II

$6,750	$16,288	$6,220	$6,740	$—	$147,227	$—
(13,005)	(26,142)	475	(26,701)	(45,766)	(8,126)	(156)
—	—	—	11,583	3,986	17,236	—
(148,009)	(35,889)	(2,458)	(133,241)	(32,912)	(156,300)	(187)

(154,264)	(45,743)	4,237	(141,619)	(74,692)	37	(343)

63,434	51,932	11,922	69,027	75,937	1,107,295	1,861
(15,440)	(14,005)	(19,852)	(238)	(31,717)	(67,127)	—
(1,216)	(17,900)	—	(19,387)	(412)	(1,514,462)	—
(40,539)	(31,314)	(8,433)	(26,706)	(26,053)	(275,177)	(495)
(4,524)	(117,315)	129,633	6,598	(13,790)	1,315,795	139
35	10	(3)	41	(1)	931	—

1,750	(128,592)	113,267	29,335	3,964	567,255	1,505

(152,514)	(174,335)	117,504	(112,284)	(70,728)	567,292	1,162
404,965	342,898	80,603	337,634	223,235	2,293,584	—

$252,451	$168,563	$198,107	$225,350	$152,507	$2,860,876	$1,162

$3,014	$23,014	$26,288	$1,143	$—	$140,915	$—
(106,877)	(24,599)	2,862	(143,244)	(19,357)	(12,311)	1,387
—	—	—	—	—	21,764	—
153,572	72,075	(1,189)	188,209	111,405	185,544	4,168

49,709	70,490	27,961	46,108	92,048	335,912	5,555

46,982	45,429	243,659	57,657	160,993	570,132	38,075
(75,712)	(34,490)	(22,196)	(24,160)	(17,276)	(273,251)	—
(883)	(457)	(49,398)	428	(2,094)	(52,380)	—
(28,135)	(33,616)	(63,975)	(21,724)	(28,460)	(360,564)	(3,444)
(244,409)	131,871	710,752	(283,409)	253,960	418,167	26,415
(3)	(72)	128	(250)	(676)	248	75

(302,160)	108,665	818,970	(271,458)	366,447	302,352	61,121

(252,451)	179,155	846,931	(225,350)	458,495	638,264	66,676
252,451	168,563	198,107	225,350	152,507	2,860,876	1,162

$—	$347,718	$1,045,038	$—	$611,002	$3,499,140	$67,838

B-33

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	RS Money Market VIP Series Class I	Gabelli Capital Asset

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$72,459	$15,435
Net realized gain/(loss) from sale of investments	—	(71,181)
Reinvested realized gain distributions	—	11,810
Net change in unrealized appreciation/(depreciation) of investments	—	(874,822)

Net increase/(decrease) resulting from operations	72,459	(918,758)

2008 Policy Transactions
Net policy purchase payments	1,219,804	314,119
Transfers on account of death, surrenders and withdrawals	(260,279)	(138,537)
Transfers of policy loans	(47,548)	(36,704)
Transfers of cost of insurance and policy fees	(377,566)	(185,599)
Transfers between investment divisions, net	575,155	(112,845)
Transfers–other	(216)	(794)

Net increase/(decrease) from policy transactions	1,109,350	(160,360)

Total Increase/(Decrease) in Net Assets	1,181,809	(1,079,118)
Net Assets at December 31, 2007	3,149,129	2,377,331

Net Assets at December 31, 2008	$4,330,938	$1,298,213

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,788	$12,248
Net realized gain/(loss) from sale of investments	—	(132,406)
Reinvested realized gain distributions	—	1,022
Net change in unrealized appreciation/(depreciation) of investments	—	592,174

Net increase/(decrease) resulting from operations	2,788	473,038

2009 Policy Transactions
Net policy purchase payments	7,768,289	295,923
Transfers on account of death, surrenders and withdrawals	(574,925)	(120,509)
Transfers of policy loans	(634,742)	(50,144)
Transfers of cost of insurance and policy fees	(495,786)	(168,263)
Transfers between investment divisions, net	(5,979,489)	(14,186)
Transfers–other	1,789	207

Net increase/(decrease) from policy transactions	85,136	(56,972)

Total Increase/(Decrease) in Net Assets	87,924	416,066
Net Assets at December 31, 2008	4,330,938	1,298,213

Net Assets at December 31, 2009	$4,418,862	$1,714,279

See notes to financial statements.

B-34

Investment Divisions
RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I

$29,190	$7,413	$11,305	$—	$30,645	$—	$12,440
54,870	27,281	(358,853)	(23,128)	(13,795)	12,244	11,088
36,789	175,150	23,126	83,380	277,980	—	45,707
(929,341)	(2,237,071)	(671,177)	(301,716)	(939,335)	(268,717)	(237,136)

(808,492)	(2,027,227)	(995,599)	(241,464)	(644,505)	(256,473)	(167,901)

498,076	550,259	577,768	55,691	223,285	93,800	79,158
(134,889)	(200,104)	(105,151)	(27,304)	(106,718)	(30,391)	(25,215)
(43,253)	(105,033)	(119,882)	(1,898)	37,744	(13,834)	(16,539)
(202,025)	(333,696)	(242,336)	(35,655)	(177,718)	(65,425)	(49,750)
(9,306)	(334,564)	(90,806)	(15,409)	(392,318)	(27,558)	47,422
(2,686)	1,194	(767)	156	1,786	324	317

105,917	(421,944)	18,826	(24,419)	(413,939)	(43,084)	35,393

(702,575)	(2,449,171)	(976,773)	(265,883)	(1,058,444)	(299,557)	(132,508)
1,789,933	3,871,430	2,761,898	509,301	2,496,061	635,152	474,984

$1,087,358	$1,422,259	$1,785,125	$243,418	$1,437,617	$335,595	$342,476

$28,206	$76,296	$—	$—	$16,790	$2,138	$16,328
(185,426)	(325,964)	(387,411)	(95,842)	(130,170)	(26,131)	(58,507)
760	—	—	—	123,237	—	4,116
572,059	1,576,966	1,020,934	119,849	285,653	92,897	83,165

415,599	1,327,298	633,523	24,007	295,510	68,904	45,102

295,947	389,169	376,055	58,302	187,747	79,992	75,505
(136,000)	(218,037)	(167,028)	(38,854)	(140,461)	(37,246)	(12,902)
(30,950)	(36,513)	(30,428)	(4,523)	49,520	(7,850)	(1,824)
(187,274)	(293,447)	(219,375)	(25,582)	(167,652)	(57,760)	(45,467)
314,379	276,054	(82,171)	(9,739)	41,037	(11,902)	(30,335)
337	(426)	(566)	(16)	65	(210)	151

256,439	116,800	(123,513)	(20,412)	(29,744)	(34,976)	(14,872)

672,038	1,444,098	510,010	3,595	265,766	33,928	30,230
1,087,358	1,422,259	1,785,125	243,418	1,437,617	335,595	342,476

$1,759,396	$2,866,357	$2,295,135	$247,013	$1,703,383	$369,523	$372,706

B-35

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	AIM V.I. Core Equity Series I	AIM V.I. Core Equity Series II

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$21,369	$—
Net realized gain/(loss) from sale of investments	80,096	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(429,244)	—

Net increase/(decrease) resulting from operations	(327,779)	—

2008 Policy Transactions
Net policy purchase payments	109,682	—
Transfers on account of death, surrenders and withdrawals	(39,779)	—
Transfers of policy loans	27,730	—
Transfers of cost of insurance and policy fees	(84,587)	—
Transfers between investment divisions, net	(290,361)	—
Transfers–other	2,033	—

Net increase/(decrease) from policy transactions	(275,282)	—

Total Increase/(Decrease) in Net Assets	(603,061)	—
Net Assets at December 31, 2007	1,317,340	—

Net Assets at December 31, 2008	$714,279	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$14,539	$1,968
Net realized gain/(loss) from sale of investments	(9,848)	1,118
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	189,240	3,976

Net increase/(decrease) resulting from operations	193,931	7,062

2009 Policy Transactions
Net policy purchase payments	98,818	58,687
Transfers on account of death, surrenders and withdrawals	(60,435)	—
Transfers of policy loans	100,864	—
Transfers of cost of insurance and policy fees	(81,334)	(2,459)
Transfers between investment divisions, net	(4,018)	65,108
Transfers–other	(107)	40

Net increase/(decrease) from policy transactions	53,788	121,376

Total Increase/(Decrease) in Net Assets	247,719	128,438
Net Assets at December 31, 2008	714,279	—

Net Assets at December 31, 2009	$961,998	$128,438

See notes to financial statements.

B-36

Investment Divisions
AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Utilities Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B

$—	$—	$—	$—	$3,616	$5,714	$—
—	—	—	—	(8,835)	(28,380)	(9,782)
—	—	—	—	9,220	58,957	—
—	—	—	—	(89,754)	(207,070)	(61,234)

—	—	—	—	(85,753)	(170,779)	(71,016)

—	—	—	—	40,555	75,749	33,443
—	—	—	—	(6,601)	(41,669)	(1,236)
—	—	—	—	(11,417)	(6,428)	(5,219)
—	—	—	—	(14,465)	(36,900)	(19,290)
—	—	—	—	(5,172)	(6,716)	(30,945)
—	—	—	—	31	54	155

—	—	—	—	2,931	(15,910)	(23,092)

—	—	—	—	(82,822)	(186,689)	(94,108)
—	—	—	—	205,146	432,320	198,771

$—	$—	$—	$—	$122,324	$245,631	$104,663

$—	$481	$—	$—	$2,775	$9,652	$—
5	12	—	38	(59,311)	(50,032)	(12,491)
—	606	—	—	—	—	—
—	2,637	—	13,641	71,919	94,504	50,386

5	3,736	—	13,679	15,383	54,124	37,895

—	—	—	—	18,983	61,830	30,414
—	—	—	—	(47,860)	(29,518)	(13,261)
—	—	—	—	(68)	(1,415)	(37)
—	(414)	—	(1,229)	(9,554)	(32,130)	(19,491)
(5)	49,533	—	144,770	(6,783)	(6,614)	—
—	(3)	—	—	(85)	(48)	51

(5)	49,116	—	143,541	(45,367)	(7,895)	(2,324)

—	52,852	—	157,220	(29,984)	46,229	35,571
—	—	—	—	122,324	245,631	104,663

$—	$52,852	$—	$157,220	$92,340	$291,860	$140,234

B-37

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Alliance Bernstein VPS Global Thematic Class B	Alliance Bernstein VPS International Value Class B

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	798	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(49,886)	—

Net increase/(decrease) resulting from operations	(49,088)	—

2008 Policy Transactions
Net policy purchase payments	30,413	—
Transfers on account of death, surrenders and withdrawals	(4,582)	—
Transfers of policy loans	(500)	—
Transfers of cost of insurance and policy fees	(9,965)	—
Transfers between investment divisions, net	36,304	—
Transfers–other	1,005	—

Net increase/(decrease) from policy transactions	52,675	—

Total Increase/(Decrease) in Net Assets	3,587	—
Net Assets at December 31, 2007	59,343	—

Net Assets at December 31, 2008	$62,930	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$2
Net realized gain/(loss) from sale of investments	24,720	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	43,873	(1)

Net increase/(decrease) resulting from operations	68,593	1

2009 Policy Transactions
Net policy purchase payments	29,790	—
Transfers on account of death, surrenders and withdrawals	(13,301)	—
Transfers of policy loans	(2,034)	—
Transfers of cost of insurance and policy fees	(10,857)	(2)
Transfers between investment divisions, net	(20,761)	215
Transfers–other	58	—

Net increase/(decrease) from policy transactions	(17,105)	213

Total Increase/(Decrease) in Net Assets	51,488	214
Net Assets at December 31, 2008	62,930	—

Net Assets at December 31, 2009	$114,418	$214

See notes to financial statements.

B-38

Investment Divisions
Alliance Bernstein VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I	Black Rock Global Allocation V.I. Class III	Davis Financial	Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class

$—	$—	$—	$—	$25,271	$22,987	$—
—	—	—	7,262	(447,173)	18,142	—
—	—	—	18,720	11,852	41,057	—
—	—	—	(292,195)	(166,267)	(1,089,338)	—

—	—	—	(266,213)	(576,317)	(1,007,152)	—

—	—	—	76,865	271,345	486,597	—
—	—	—	(27,838)	(42,377)	(33,285)	—
—	—	—	(6,315)	(36,000)	(19,002)	—
—	—	—	(44,233)	(138,665)	(196,283)	—
—	—	—	(6,100)	(180,545)	(64,027)	—
—	—	—	(150)	194	211	—

—	—	—	(7,771)	(126,048)	174,211	—

—	—	—	(273,984)	(702,365)	(832,941)	—
—	—	—	579,570	1,329,022	2,387,139	—

$—	$—	$—	$305,586	$626,657	$1,554,198	$—

$—	$—	$—	$3,091	$20,067	$14,082	$—
9,038	600	—	(31,451)	(522,969)	(172,110)	—
—	—	—	—	—	—	—
64,058	1,042	—	162,104	748,341	630,198	—

73,096	1,642	—	133,744	245,439	472,170	—

—	29,343	—	72,844	206,029	356,753	—
—	—	—	(23,025)	(34,580)	(137,392)	—
—	—	—	(1,058)	(7,503)	(24,867)	—
(4,550)	(884)	—	(41,136)	(111,937)	(170,283)	—
515,831	9,390	—	(15,565)	72	(234,454)	—
—	37	—	(102)	(1,244)	139	—

511,281	37,886	—	(8,042)	50,837	(210,104)	—

584,377	39,528	—	125,702	296,276	262,066	—
—	—	—	305,586	626,657	1,554,198	—

$584,377	$39,528	$—	$431,288	$922,933	$1,816,264	$—

B-39

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	—	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	—	—

Net increase/(decrease) resulting from operations	—	—

2008 Policy Transactions
Net policy purchase payments	—	—
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	—	—
Transfers between investment divisions, net	—	—
Transfers–other	—	—

Net increase/(decrease) from policy transactions	—	—

Total Increase/(Decrease) in Net Assets	—	—
Net Assets at December 31, 2007	—	—

Net Assets at December 31, 2008	$—	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	3,519	2,982
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	20,977	6,287

Net increase/(decrease) resulting from operations	24,496	9,269

2009 Policy Transactions
Net policy purchase payments	40,637	58,686
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(10,503)	(2,444)
Transfers between investment divisions, net	487,932	65,129
Transfers–other	235	85

Net increase/(decrease) from policy transactions	518,301	121,456

Total Increase/(Decrease) in Net Assets	542,797	130,725
Net Assets at December 31, 2008	—	—

Net Assets at December 31, 2009	$542,797	$130,725

See notes to financial statements.

B-40

Investment Divisions
Evergreen VA International Equity Share Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2	Fidelity VIP Mid Cap Service Class 2

$—	$32,162	$28,231	$—	$571	$—	$11,037
—	(164,294)	(51,046)	—	6,068	—	(208,271)
—	104,721	1,151	—	—	—	782,947
—	(1,963,206)	(565,299)	—	(302,528)	—	(2,657,738)

—	(1,990,617)	(586,963)	—	(295,889)	—	(2,072,025)

—	951,000	253,342	—	102,789	—	800,837
—	(221,986)	(76,902)	—	(22,041)	—	(238,127)
—	(98,471)	(20,844)	—	(2,473)	—	(76,809)
—	(403,416)	(129,439)	—	(54,970)	—	(442,599)
—	106,806	36,196	—	4,652	—	(484,370)
—	(1,384)	(368)	—	(5)	—	5,281

—	332,549	61,985	—	27,952	—	(435,787)

—	(1,658,068)	(524,978)	—	(267,937)	—	(2,507,812)
—	4,438,447	1,353,377	—	524,758	—	5,576,122

$—	$2,780,379	$828,399	$—	$256,821	$—	$3,068,310

$—	$40,318	$24,174	$—	$802	$—	$18,051
—	(687,900)	(263,684)	—	(19,316)	—	(351,499)
—	988	—	—	—	—	21,160
—	1,715,782	570,797	—	140,315	—	1,561,387

—	1,069,188	331,287	—	121,801	—	1,249,099

—	721,228	280,231	—	93,247	—	657,786
—	(374,955)	(68,298)	—	(19,696)	—	(184,678)
—	(80,784)	(26,312)	—	(2,206)	—	47,475
—	(395,172)	(135,901)	—	(50,574)	—	(416,760)
—	288,708	140,284	—	(2,976)	—	210,052
—	(460)	(311)	—	(23)	—	(272)

—	158,565	189,693	—	17,772	—	313,603

—	1,227,753	520,980	—	139,573	—	1,562,702
—	2,780,379	828,399	—	256,821	—	3,068,310

$—	$4,008,132	$1,349,379	$—	$396,394	$—	$4,631,012

B-41

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Templeton Growth Securities Class 2	Mutual Shares Securities Class 2

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	—	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	—	—

Net increase/(decrease) resulting from operations	—	—

2008 Policy Transactions
Net policy purchase payments	—	—
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	—	—
Transfers between investment divisions, net	—	—
Transfers–other	—	—

Net increase/(decrease) from policy transactions	—	—

Total Increase/(Decrease) in Net Assets	—	—
Net Assets at December 31, 2007	—	—

Net Assets at December 31, 2008	$—	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	1,215	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	616	—

Net increase/(decrease) resulting from operations	1,831	—

2009 Policy Transactions
Net policy purchase payments	1,882	—
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(878)	—
Transfers between investment divisions, net	16,466	—
Transfers–other	63	—

Net increase/(decrease) from policy transactions	17,533	—

Total Increase/(Decrease) in Net Assets	19,364	—
Net Assets at December 31, 2008	—	—

Net Assets at December 31, 2009	$19,364	$—

See notes to financial statements.

B-42

Investment Divisions
Franklin Small Cap Value Securities Class 2	Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income & Growth ETF Asset Allocation Class II	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Institutional Shares

$—	$—	$—	$—	$4,502	$2,574	$7,241
—	—	—	—	152,988	128,679	23,207
—	—	—	—	104,261	—	—
—	—	—	—	(1,176,851)	(1,097,229)	(489,250)

—	—	—	—	(915,100)	(965,976)	(458,802)

—	—	—	—	240,646	261,460	201,264
—	—	—	—	(131,148)	(107,300)	(22,691)
—	—	—	—	(63,621)	(14,515)	(7,806)
—	—	—	—	(138,054)	(163,347)	(107,423)
—	—	—	—	(57,498)	116,118	(37,771)
—	—	—	—	4,558	3,592	166

—	—	—	—	(145,117)	96,008	25,739

—	—	—	—	(1,060,217)	(869,968)	(433,063)
—	—	—	—	2,201,057	2,049,244	1,137,719

$—	$—	$—	$—	$1,140,840	$1,179,276	$704,656

$—	$7,113	$—	$—	$—	$544	$3,787
—	246	—	—	33,977	75,603	(19,649)
—	702	—	—	—	—	—
—	16,048	—	—	464,089	447,197	244,977

—	24,109	—	—	498,066	523,344	229,115

—	—	—	—	198,665	204,345	157,952
—	—	—	—	(145,645)	(108,988)	(117,931)
—	—	—	—	(15,491)	(52,686)	(17,774)
—	(12,160)	—	—	(119,024)	(145,065)	(94,054)
—	1,043,687	—	—	(12,871)	(24,893)	(149,937)
—	—	—	—	(10)	(53)	(75)

—	1,031,527	—	—	(94,376)	(127,340)	(221,819)

—	1,055,636	—	—	403,690	396,004	7,296
—	—	—	—	1,140,840	1,179,276	704,656

$—	$1,055,636	$—	$—	$1,544,530	$1,575,280	$711,952

B-43

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Janus Aspen Worldwide Institutional Shares	Janus Aspen Forty Service Class

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$18,288	$—
Net realized gain/(loss) from sale of investments	17,013	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(861,722)	—

Net increase/(decrease) resulting from operations	(826,421)	—

2008 Policy Transactions
Net policy purchase payments	260,568	—
Transfers on account of death, surrenders and withdrawals	(79,582)	—
Transfers of policy loans	(34,600)	—
Transfers of cost of insurance and policy fees	(146,883)	—
Transfers between investment divisions, net	107,997	—
Transfers–other	577	—

Net increase/(decrease) from policy transactions	108,077	—

Total Increase/(Decrease) in Net Assets	(718,344)	—
Net Assets at December 31, 2007	1,785,983	—

Net Assets at December 31, 2008	$1,067,639	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$16,091	$—
Net realized gain/(loss) from sale of investments	(63,669)	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	415,327	—

Net increase/(decrease) resulting from operations	367,749	—

2009 Policy Transactions
Net policy purchase payments	221,853	—
Transfers on account of death, surrenders and withdrawals	(139,314)	—
Transfers of policy loans	(55,338)	—
Transfers of cost of insurance and policy fees	(133,819)	—
Transfers between investment divisions, net	(40,579)	—
Transfers–other	31	—

Net increase/(decrease) from policy transactions	(147,166)	—

Total Increase/(Decrease) in Net Assets	220,583	—
Net Assets at December 31, 2008	1,067,639	—

Net Assets at December 31, 2009	$1,288,222	$—

See notes to financial statements.

B-44

Investment Divisions
Janus Aspen Service Class	Janus Aspen Enterprise Service Class	Janus Aspen Perkins Mid Cap Value Service Class	Janus Aspen Worldwide Service Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

$—	$—	$—	$—	$2,192	$2,437	$—
—	—	—	—	116,019	13,095	(31,176)
—	—	—	—	—	20,123	156,330
—	—	—	—	(474,257)	(138,411)	(492,460)

—	—	—	—	(356,046)	(102,756)	(367,306)

—	—	—	—	113,388	44,188	177,303
—	—	—	—	(26,662)	(3,676)	(17,367)
—	—	—	—	827	(8,838)	(19,570)
—	—	—	—	(70,830)	(34,052)	(76,341)
—	—	—	—	(226,302)	(24,071)	(49,512)
—	—	—	—	1,388	48	188

—	—	—	—	(208,191)	(26,401)	14,701

—	—	—	—	(564,237)	(129,157)	(352,605)
—	—	—	—	1,144,212	338,728	911,786

$—	$—	$—	$—	$579,975	$209,571	$559,181

$—	$—	$234	$—	$2,029	$3,557	$—
—	—	1,660	—	628	(9,192)	(83,803)
—	—	—	—	—	—	—
—	—	4,480	—	213,280	59,863	433,867

—	—	6,374	—	215,937	54,228	350,064

—	—	89,912	—	102,165	45,035	127,635
—	—	—	—	(47,877)	(51,081)	(20,667)
—	—	—	—	44,299	(2,880)	(21,822)
—	—	(3,851)	—	(61,440)	(31,400)	(70,766)
—	—	44,638	—	(3,637)	9,289	(70,946)
—	—	158	—	(25)	(107)	8

—	—	130,857	—	33,485	(31,144)	(56,558)

—	—	137,231	—	249,422	23,084	293,506
—	—	—	—	579,975	209,571	559,181

$—	$—	$137,231	$—	$829,397	$232,655	$852,687

B-45

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	MFS Research Initial Class	MFS Total Return Initial Class

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$757	$92,702
Net realized gain/(loss) from sale of investments	3,231	(52,362)
Reinvested realized gain distributions	—	183,612
Net change in unrealized appreciation/(depreciation) of investments	(67,207)	(944,947)

Net increase/(decrease) resulting from operations	(63,219)	(720,995)

2008 Policy Transactions
Net policy purchase payments	25,997	557,911
Transfers on account of death, surrenders and withdrawals	(2,120)	(43,074)
Transfers of policy loans	(987)	(3,527)
Transfers of cost of insurance and policy fees	(14,035)	(326,676)
Transfers between investment divisions, net	2,300	(123,348)
Transfers–other	343	(1,579)

Net increase/(decrease) from policy transactions	11,498	59,707

Total Increase/(Decrease) in Net Assets	(51,721)	(661,288)
Net Assets at December 31, 2007	169,953	3,226,082

Net Assets at December 31, 2008	$118,232	$2,564,794

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,591	$95,963
Net realized gain/(loss) from sale of investments	(6,566)	(186,488)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	34,225	533,350

Net increase/(decrease) resulting from operations	29,250	442,825

2009 Policy Transactions
Net policy purchase payments	18,253	467,770
Transfers on account of death, surrenders and withdrawals	(6,960)	(247,151)
Transfers of policy loans	(2,055)	14,578
Transfers of cost of insurance and policy fees	(12,427)	(323,671)
Transfers between investment divisions, net	(8,760)	5,156
Transfers–other	(3)	(659)

Net increase/(decrease) from policy transactions	(11,952)	(83,977)

Total Increase/(Decrease) in Net Assets	17,298	358,848
Net Assets at December 31, 2008	118,232	2,564,794

Net Assets at December 31, 2009	$135,530	$2,923,642

See notes to financial statements.

B-46

Investment Divisions
MFS Growth Service Class	MFS Strategic Income Service Class	MFS Research Service Class	MFS Total Return Service Class	PIMCO Real Return Advisor	PIMCO Total Return Advisor	Van Kampen Life Investment Trust Growth & Income Class II

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$862	$5,186
58	820	927	104	—	(23)	373
—	—	—	—	—	5,966	—
4,307	1,508	3,777	25,819	—	(7,034)	21,779

4,365	2,328	4,704	25,923	—	(229)	27,338

—	58,686	58,687	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(405)	(1,892)	(2,387)	(5,631)	—	(1,600)	(3,621)
47,377	16,985	67,885	681,957	—	199,407	427,917
—	(7)	60	—	—	—	—

46,972	73,772	124,245	676,326	—	197,807	424,296

51,337	76,100	128,949	702,249	—	197,578	451,634
—	—	—	—	—	—	—

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

B-47

THE GUARDIAN SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (December 31, 2009)

NOTE 1 — ORGANIZATION

The Guardian Separate Account N (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 23, 1999 and commenced operations on July 20, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the survivorship variable universal life, individual variable universal life and flexible premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the seventy investment options within the Account, or the FRO. However, a policyowner may only invest in up to twenty investment options, including the FRO, at any time.

The seventy investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)

RS S&P 500 Index VIP Series Class I

RS High Yield Bond VIP Series Class I

RS Low Duration Bond VIP Series Class I

RS Partners VIP Series Class I

RS Investment Quality Bond VIP Series Class I

RS Global Natural Resources VIP Series Class II

RS Money Market VIP Series Class I

Gabelli Capital Asset Fund

RS International Growth VIP Series Class I

RS Emerging Markets VIP Series Class I

RS Small Cap Growth Equity VIP Series Class I
(formerly RS Small Cap Core Equity VIP Series Class I)

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I

AIM V.I. Core Equity Fund Series I

AIM V.I. Core Equity Fund Series II

AIM V.I. Government Securities Fund Series II

AIM V.I. Mid Cap Core Equity Fund Series II

AIM V.I. Utilities Fund Series II

Alger American Capital Appreciation Portfolio Class S

AllianceBernstein VPS Value Portfolio Class B

AllianceBernstein VPS Growth & Income Portfolio Class B

AllianceBernstein VPS Large Cap Growth Portfolio Class B

AllianceBernstein VPS Global Thematic Growth Portfolio
Class B (formerly AllianceBernstein Global Technology Portfolio Class B)

AllianceBernstein VPS International Value Portfolio Class B

AllianceBernstein VPS Real Estate Investment Portfolio Class B

American Century VP Capital Appreciation Portfolio Class I

BlackRock Global Allocation V.I. Fund Class III

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Delaware VIP Limited-Term Diversified Income Series Service Class (formerly Delaware VIP Capital Reserves Series Service Class)

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Service Class

Evergreen VA International Equity Fund Share Class 2

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP High Income Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Templeton Growth Securities Fund Class 2

Mutual Shares Securities Fund Class 2

Franklin Small Cap Value Securities Fund Class 2

Ibbotson Balanced ETF Asset Allocation Portfolio Class II

Ibbotson Growth ETF Asset Allocation Portfolio Class II

Ibbotson Income & Growth ETF Asset Allocation Portfolio Class II

Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)

Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)

Janus Aspen Forty Portfolio Service Class

Janus Aspen Portfolio Service Class (formerly Janus Aspen Large Cap Growth Portfolio Service Class)

Janus Aspen Enterprise Portfolio Service Class (formerly Janus Aspen Mid Cap Growth Portfolio Service Class)

Janus Aspen Perkins Mid Cap Value Portfolio Service Class (formerly Janus Aspen Mid Cap Value Portfolio Service Class)

B-48

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

Janus Aspen Worldwide Portfolio Service Class (formerly Janus Aspen Worldwide Growth Portfolio Service Class)

MFS Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

MFS Growth Series Service Class

MFS Strategic Income Series Service Class

MFS Research Series Service Class

MFS Total Return Series Service Class

PIMCO Real Return Portfolio Advisor Class

PIMCO Total Return Portfolio Advisor Class

Van Kampen Life Investment Trust Growth & Income Class II

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

As of January 1, 2008, the Account adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Account’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active. Assets in this category generally include registered mutual funds that are not actively traded and non-registered collective investments funds.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2009, none of the Accounts investments are considered Level 3.

B-49

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets in 2009 are based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level those investments should be reported.

As of December 31, 2009, all investments of the Account were in active traded registered mutual funds and were considered Level 1 with a total fair value of $60,712,509.

During 2009 the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. As of December 31, 2009, none of the Separate Accounts registered mutual funds investments level of trading activities is considered to have significantly decreased. As such, the implementation of this guidance does not impact the Separate Accounts investment Level categories.

There were no financial instrument liabilities held by the Account as of December 31, 2009 or during the twelve months then ended.

Subsequent Events

Effective December 31, 2009, the Account adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Account’s financial statements.

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-50

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2009 were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)	$1,071,086	$965,953
RS S&P 500 Index VIP Series Class I	600,334	1,495,792
RS Asset Allocation VIP Series Class I	46,487	345,633
RS High Yield Bond VIP Series Class I	201,286	69,608
RS Low Duration Bond VIP Series Class I	993,051	147,793
RS Large Cap Value VIP Series Class I	67,348	337,663
RS Partners VIP Series Class I	626,745	260,298
RS Investment Quality Bond VIP Series Class I	1,054,091	589,060
RS Global Natural Resources VIP Series Class II	69,939	8,819
RS Money Market VIP Series Class I	9,291,381	9,203,456
Gabelli Capital Asset Fund	267,168	310,871
RS International Growth VIP Series Class I	732,675	447,270
RS Emerging Markets VIP Series Class I	789,578	596,482
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)	368,382	491,894
Value Line Centurion Fund	51,161	71,574
Value Line Strategic Asset Management Trust	425,765	315,482
AIM V.I. Capital Appreciation Fund Series I	75,157	107,995
AIM V.I. Utilities Fund Series I	86,373	80,800
AIM V.I. Core Equity Fund Series I	211,131	142,804
AIM V.I. Core Equity Fund Series II	138,666	15,322
AIM V. I. Government Securities Fund Series II	739	744
AIM V. I. Mid Cap Core Equity Fund Series II	50,665	463
AIM V. I. Utilities Fund Series II	—	—
Alger American Capital Appreciation Portfolio Class S	144,164	623
AllianceBernstein VPS Value Portfolio Class B	21,143	63,735
AllianceBernstein VPS Growth & Income Portfolio Class B	66,634	64,877
AllianceBernstein VPS Large Cap Growth Portfolio Class B	26,426	28,751
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	813,554	830,659
AllianceBernstein VPS International Value Portfolio Class B	217	2
AllianceBernstein VPS Real Estate Investment Portfolio Class B	702,525	191,244
American Century VP Capital Appreciation Portfolio Class I	45,159	7,273
BlackRock Global Allocation V.I. Fund Class III	—	—
Davis Financial Portfolio	70,911	75,862
Davis Real Estate Portfolio	304,533	233,629
Davis Value Portfolio	326,688	522,709
Delaware VIP Limited-Term Diversified Income Series Service Class (formerly Delaware VIP Capital Reserves Series Service Class)	—	—
Delaware VIP Diversified Income Series Service Class	568,472	50,170
Delaware VIP Emerging Markets Series Service Class	142,319	20,863
Evergreen VA International Equity Fund Share Class 2	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	1,065,217	865,347
Fidelity VIP Equity-Income Portfolio Service Class 2	543,444	329,576
Fidelity VIP Growth Portfolio Service Class 2	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2	84,725	66,150
Fidelity VIP High Income Portfolio Service Class 2	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	1,042,611	689,796
Templeton Growth Securities Fund Class 2	29,740	12,207
Mutual Shares Securities Fund Class 2	—	—
Franklin Small Cap Value Securities Fund Class 2	—	—
Ibbotson Balanced ETF Asset Allocation Portfolio Class II	1,051,502	12,160
Ibbotson Growth ETF Asset Allocation Portfolio Class II	—	—

B-51

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Purchases	Sales
Ibbotson Income & Growth Asset Allocation Portfolio Class II	$—	$—
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)	171,237	265,613
Janus Aspen Forty Portfolio Institutional Shares	257,470	384,266
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)	126,450	344,483
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)	208,820	339,896
Janus Aspen Forty Portfolio Service Class	—	—
Janus Aspen Portfolio Service Class (formerly Janus Aspen Large Cap Growth Portfolio Service Class)	—	—
Janus Aspen Enterprise Portfolio Service Class (formerly Janus Aspen Mid Cap Growth Portfolio Service Class)	—	—
Janus Aspen Perkins Mid Cap Value Portfolio Service Class (formerly Janus Aspen Mid Cap Value Portfolio Service Class)	147,584	16,493
Janus Aspen Worldwide Portfolio Service Class (formerly Janus Aspen Worldwide Growth Portfolio Service Class)	—	—
MFS Growth Series Initial Class	140,268	104,754
MFS Investors Trust Series Initial Class	50,057	77,643
MFS New Discovery Series Initial Class	127,501	184,059
MFS Research Series Initial Class	20,182	30,542
MFS Total Return Series Initial Class	548,374	536,389
MFS Growth Series Service Class	47,994	1,022
MFS Strategic Income Series Service Class	91,512	17,740
MFS Research Series Service Class	137,800	13,555
MFS Total Return Series Service Class	679,130	2,804
PIMCO Real Return Portfolio Advisor Class	—	—
PIMCO Total Return Portfolio Advisor Class	205,427	792
Van Kampen Life Investment Trust Growth & Income Class II	437,136	7,654

	$27,666,134	$22,399,114

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

Under the terms of the policy, GIAC deducts certain charges from the policy account value. These contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	Mortality and expense risk charges are as follows:

•

For Park Avenue Millenneium Series, GIAC deducts at a current annual rate of .60% of the net assets of the separate account through the twelfth policy year. Starting in the thirteenth policy year, GIAC deducts at a current annual rate of .40% up to account value breakpoint and .20% on the amount of net assets in excess of the breakpoint.

•

For Flexible Solutions Series, GIAC deducts at a current annual rate of .60% of the net assets of the separate account through the tenth policy year. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .20% up to the account value breakpoint and .00% on the net amount of assets in excess of the breakpoint.

•

For Flexible Solution — Gold Series, GIAC deducts at a current annual rate of .50% of the net assets of the separate account through the tenth policy year. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .10% up to the account value breakpoint and .00% on the net amount of assets in excess of the breakpoint.

•	For Executive Benefits, GIAC deducts at a current annual rate of .00% of the net assets of the separate account. GIAC is guaranteed never to exceed ..25% of the account value.

The breakpoint is defined as $100,000 less any policy account value allocated to the fixed rate option, but not less than zero.

B-52

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

b)	Policy and administrative fees, which vary with the basic sum, face amount, age, sex and rating class.

c)	A monthly charge for the cost of life insurance, based on age, sex, duration and rating class, is deducted as compensation for the anticipated cost of paying death benefits.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2008 and 2009, contractual charges amounted to $5,756,142 and $5,658,627, respectively.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Products Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management, Inc. (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

•RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I) •RS Partners VIP Series Class I	•RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)
•RS Global Natural Resources VIP Series Class II

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

•RS Investment Quality Bond VIP Series Class I	•RS Low Duration Bond VIP Series Class I
•RS High Yield Bond VIP Series Class I	•RS Money Market VIP Series Class I
•RS S&P 500 Index VIP Series Class I

Effective December 22, 2009, the RS Asset Allocation VIP Series, was liquidated and is no longer available as an investment option under these policies. The policy owner had the option to transfer the amounts to another investment option by the liquidation date. After the liquidation date, the remaining amounts in this investment option was transferred to the RS Money Market VIP Series. GIS served as sub-adviser and provided day-to-day investment management services to the RS Asset Allocation VIP Series.

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

•RS International Growth VIP Series Class I	•RS Emerging Markets VIP Series Class I

Effective November 30, 2009, the sub-advisory agreement between RS Investments and UBS Global AM, was terminated. UBS Global AM, served as sub adviser and provided day-to-day investment management services to the RS Large Cap Value VIP Series. The RS Large Cap Value VIP series is no longer available as an investment option under these policies and was merged into the RS Large Cap Alpha VIP Series.

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and

B-53

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)	None	0.50%	N/A
RS S&P 500 Index VIP Series Class I	GIS	0.25%	0.2375%
RS High Yield Bond VIP Series Class I	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series Class I	GIS	0.45%	0.4275%
RS Partners VIP Series Class I	None	0.97%	N/A
RS Investment Quality Bond VIP Series Class I	GIS	0.50%	0.4750%
RS Global Natural Resources VIP Series Class II	None	1.00%	N/A
RS Money Market VIP Series Class I	GIS	0.45%	0.4275%
RS International Growth VIP Series Class I	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series Class I	GBG	1.00%	0.9500%
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)	None	0.95%	N/A

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with Invesco AIM Advisors, Inc., AllianceBernstein LP, ALPS Advisors, Inc., American Century Investment Management, Inc., BlackRock Advisors, LLC, Davis Selected Advisers-NY, Inc., Delaware Investments, Evergreen Investment Management Company, LLC, Fidelity Management & Research Company, Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Fred Alger Management, Inc., Janus Capital Management LLC, Massachusetts Financial Services Company (MFS), PIMCO, Templeton Global Advisors Limited, EULAV Asset Management, LLC and Van Kampen Asset Management which compensate GIAC for administrative services provided. These fees range from .15% to .25% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2009 and 2008 were as follows:

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)	191,277	(178,242)	13,035	171,088	(181,201)	(10,113)
RS S&P 500 Index VIP Series Class I	97,114	(227,246)	(130,132)	111,494	(104,609)	6,885
RS Asset Allocation VIP Series Class I	5,774	(37,517)	(31,743)	5,977	(6,178)	(201)
RS High Yield Bond VIP Series Class I	13,417	(6,209)	7,208	6,360	(15,272)	(8,912)
RS Low Duration Bond VIP Series Class I	93,419	(25,905)	67,514	12,505	(2,638)	9,867
RS Large Cap Value VIP Series Class I	12,047	(37,671)	(25,624)	8,306	(5,616)	2,690
RS Partners VIP Series Class I	86,302	(52,892)	33,410	18,068	(17,462)	606
RS Investment Quality Bond VIP Series Class I	65,239	(47,100)	18,139	164,290	(128,976)	35,314

B-54

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Global Natural Resources VIP Series Class II	9,929	(1,504)	8,425	455	(232)	223
RS Money Market VIP Series Class I	802,558	(795,811)	6,747	327,624	(239,092)	88,532
Gabelli Capital Asset Fund Class I	28,661	(30,942)	(2,281)	23,126	(33,642)	(10,516)
RS International Growth VIP Series Class I	94,046	(71,542)	22,504	61,498	(52,404)	9,094
RS Emerging Markets VIP Series Class I	39,299	(37,133)	2,166	27,453	(42,270)	(14,817)
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)	47,737	(59,740)	(12,003)	58,531	(59,074)	(543)
Value Line Centurion Fund	11,669	(15,827)	(4,158)	7,440	(10,390)	(2,950)
Value Line Strategic Asset Management Trust	40,368	(43,802)	(3,434)	31,053	(66,258)	(35,205)
AIM V.I. Capital Appreciation Fund Series I	17,696	(23,906)	(6,210)	14,877	(20,936)	(6,059)
AIM V.I. Utilities Fund Series I	10,425	(12,516)	(2,091)	14,006	(11,572)	2,434
AIM V.I. Core Equity Fund Series I	30,822	(25,135)	5,687	25,621	(58,588)	(32,967)
AIM V.I. Core Equity Fund Series II	15,580	(1,756)	13,824	—	—	—
AIM V.I. Government Securities Fund Series II	68	(68)	—	—	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	5,736	(73)	5,663	—	—	—
AIM V.I. Utilities Fund Series II	—	—	—	—	—	—
Alger American Capital Appreciation Portfolio Class S	16,227	(152)	16,075	—	—	—
AllianceBernstein VPS Value Portfolio Class B	2,196	(7,362)	(5,166)	4,179	(4,032)	147
AllianceBernstein VPS Growth & Income Portfolio Class B	7,524	(7,889)	(365)	9,138	(10,394)	(1,256)
AllianceBernstein VPS Large Cap Growth Portfolio Class B	3,568	(3,857)	(289)	5,070	(6,886)	(1,816)
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	81,968	(80,357)	1,611	5,825	(1,483)	4,342
AllianceBernstein VPS International Value Portfolio Class B	31	(4)	27	—	—	—
AllianceBernstein VPS Real Estate Investment Portfolio Class B	96,249	(24,963)	71,286	—	—	—
American Century VP Capital Appreciation Portfolio Class I	5,685	(924)	4,761	—	—	—
BlackRock Global Allocation V.I. Fund Class III	—	—	—	—	—	—
Davis Financial Portfolio	8,277	(8,288)	(11)	10,061	(10,697)	(636)
Davis Real Estate Portfolio	22,689	(17,817)	4,872	12,154	(17,348)	(5,194)
Davis Value Portfolio	48,139	(67,820)	(19,681)	44,668	(29,608)	15,060
Delaware VIP Limited-Term Diversified Income Series Service Class (formerly Delaware VIP Capital Reserves Series Service Class)	—	—	—	—	—	—
Delaware VIP Diversified Income Series Service Class	49,939	(4,661)	45,278	—	—	—
Delaware VIP Emerging Markets Series Service Class	14,253	(2,077)	12,176	—	—	—
Evergreen VA International Equity Fund Share Class 2	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	138,044	(119,427)	18,617	106,514	(81,803)	24,711
Fidelity VIP Equity-Income Portfolio Service Class 2	76,381	(52,763)	23,618	28,490	(22,385)	6,105
Fidelity VIP Growth Portfolio Service Class 2	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2	17,644	(14,482)	3,162	14,064	(9,753)	4,311
Fidelity VIP High Income Portfolio Service Class 2	—	—	—	—	—	—

B-55

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Fidelity VIP Mid Cap Portfolio Service Class 2	69,982	(53,867)	16,115	50,354	(70,008)	(19,654)
Templeton Growth Securities Fund Class 2	3,599	(1,477)	2,122	—	—	—
Mutual Shares Securities Fund Class 2	—	—	—	—	—	—
Franklin Small Cap Value Securities Fund Class 2	—	—	—	—	—	—
Ibbotson Balanced ETF Asset Allocation Portfolio Class II	100,208	(1,144)	99,064	—	—	—
Ibbotson Growth ETF Asset Allocation Portfolio Class II	—	—	—	—	—	—
Ibbotson Income & Growth ETF Asset Allocation Portfolio Class II	—	—	—	—	—	—
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)	44,530	(62,301)	(17,771)	48,780	(72,173)	(23,393)
Janus Aspen Forty Portfolio Institutional Shares	34,851	(48,697)	(13,846)	39,488	(34,805)	4,683
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)	29,908	(66,055)	(36,147)	34,890	(31,162)	3,728
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)	51,896	(80,242)	(28,346)	75,164	(58,152)	17,012
Janus Aspen Forty Portfolio Service Class	—	—	—	—	—	—
Janus Aspen Portfolio Service Class (formerly Janus Aspen Large Cap Growth Portfolio Service Class)	—	—	—	—	—	—
Janus Aspen Enterprise Portfolio Service Class (formerly Janus Aspen Mid Cap Growth Portfolio Service Class)	—	—	—	—	—	—
Janus Aspen Perkins Mid Cap Value Portfolio Service Class (formerly Janus Aspen Mid Cap Value Portfolio Service Class)	15,873	(1,824)	14,049	—	—	—
Janus Aspen Worldwide Portfolio Service Class (formerly Janus Aspen Worldwide Growth Portfolio Service Class)	—	—	—	—	—	—
MFS Growth Series Initial Class	28,209	(23,496)	4,713	29,578	(58,146)	(28,568)
MFS Investors Trust Series Initial Class	6,532	(9,848)	(3,316)	4,653	(6,816)	(2,163)
MFS New Discovery Series Initial Class	19,865	(25,586)	(5,721)	22,739	(21,803)	936
MFS Research Series Initial Class	2,801	(5,004)	(2,203)	4,064	(2,595)	1,469
MFS Total Return Series Initial Class	45,005	(51,864)	(6,859)	53,337	(49,217)	4,120
MFS Growth Series Service Class	5,597	(112)	5,485	—	—	—
MFS Strategic Income Series Service Class	8,606	(1,670)	6,936	—	—	—
MFS Research Series Service Class	15,670	(1,633)	14,037	—	—	—
MFS Total Return Series Service Class	72,562	(580)	71,982	—	—	—
PIMCO Real Return Portfolio Advisor Class	—	—	—	—	—	—
PIMCO Total Return Portfolio Advisor Class	19,461	(156)	19,305	—	—	—
Van Kampen Life Investment Trust Growth & Income Class II	48,351	(813)	47,538	—	—	—

B-56

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders’ accounts through redemption of units:

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)
2009	552,316	$7.86	$4,341,909	—	0.19%	25.09%
2008	581,358	6.28	3,653,427	—	1.27%	-29.62%
2007	615,902	8.93	5,499,714	—	0.95%	15.19%
2006	628,255	7.75	4,870,375	—	1.91%	17.26%
2005	648,755	6.61	4,288,892	—	1.18%	4.30%
RS S&P 500 Index VIP Series Class I
2009	483,109	$8.81	$4,257,313	—	1.94%	26.25%
2008	596,763	6.98	4,165,476	—	2.26%	-37.16%
2007	611,368	11.11	6,790,592	—	1.74%	5.22%
2006	628,588	10.56	6,635,681	—	1.65%	15.46%
2005	616,216	9.14	5,634,123	—	1.61%	4.54%
RS Asset Allocation VIP Series Class I(8)
2009	—	$—	$—	—	—	—
2008	31,286	7.95	248,818	—	1.95%	-37.27%
2007	31,503	12.68	399,375	—	2.00%	5.23%
2006	46,032	12.05	554,580	—	4.06%	13.37%
2005	34,393	10.63	365,501	—	0.72%	4.36%
RS High Yield Bond VIP Series Class I
2009	10,722	$15.95	$170,964	—	10.06%	38.10%
2008	12,707	11.55	146,719	—	7.67%	-20.83%
2007	22,831	14.58	332,982	—	7.04%	1.19%
2006	24,503	14.41	353,179	—	8.68%	9.17%
2005	16,621	13.20	219,457	—	5.00%	3.30%
RS Low Duration Bond VIP Series Class I
2009	60,141	$12.36	$743,189	—	4.96%	6.38%
2008	14,694	11.62	170,689	—	5.74%	3.56%
2007	6,691	11.22	75,045	—	4.55%	5.48%
2006	6,197	10.63	65,901	—	3.95%	4.07%
2005	5,915	10.22	60,439	—	2.89%	1.25%
RS Large Cap Value VIP Series Class I(8)
2009	—	$—	$—	—	—	—
2008	22,374	8.79	196,769	—	2.25%	-40.26%
2007	20,898	14.72	307,663	—	1.98%	0.36%
2006	6,973	14.67	102,291	—	1.34%	18.29%
2005	3,464	12.40	42,957	—	1.39%	9.63%
RS Partners VIP Series Class I
2009	7,117	$11.91	$84,788	—	0.00%	39.66%
2008	9,252	8.53	78,916	—	0.00%	-34.00%
2007	13,120	12.92	169,562	—	0.00%	-2.03%
2006	9,612	13.19	126,787	—	0.24%	9.35%
2005	7,321	12.06	88,310	—	0.17%	4.22%
RS Investment Quality Bond VIP Series Class I
2009	133,027	$17.53	$2,331,361	—	4.42%	11.20%
2008	138,406	15.76	2,181,362	—	5.23%	0.47%
2007	133,142	15.69	2,088,630	—	5.42%	6.22%
2006	106,577	14.77	1,573,949	—	4.62%	4.19%
2005	100,066	14.17	1,418,401	—	4.06%	2.35%

B-57

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
RS Global Natural Resources VIP Series Class II(6)
2009	8,648	$7.84	$67,838	—	0.00%	50.59%
2008	223	5.21	1,162	—	0.00%	-47.91%
RS Money Market VIP Series Class I
2009	262,632	$12.63	$3,317,758	—	0.06%	0.06%
2008	317,382	12.62	4,006,824	—	1.93%	2.06%
2007	251,725	12.37	3,114,517	—	4.63%	4.70%
2006	247,438	11.81	2,923,436	—	4.43%	4.53%
2005	261,134	11.30	2,951,512	—	2.60%	2.69%
Gabelli Capital Asset Fund
2009	103,147	$15.11	$1,558,487	—	0.84%	34.70%
2008	109,896	11.22	1,232,673	—	0.82%	-40.43%
2007	123,225	18.83	2,320,280	—	0.48%	9.13%
2006	123,575	17.25	2,132,119	—	0.30%	21.93%
2005	121,120	14.15	1,713,869	—	0.29%	2.03%
RS International Growth VIP Series Class I
2009	88,222	$11.03	$972,836	—	2.27%	38.98%
2008	105,696	7.93	838,608	—	1.92%	-43.28%
2007	101,194	13.99	1,415,595	—	3.80%	15.02%
2006	92,099	12.16	1,120,115	—	1.12%	23.43%
2005	73,673	9.85	725,934	—	1.40%	16.02%
RS Emerging Markets VIP Series Class I
2009	55,152	$33.95	$1,872,537	—	3.83%	96.37%
2008	62,541	17.29	1,081,360	—	0.26%	-56.65%
2007	78,425	39.88	3,127,669	—	2.11%	45.40%
2006	85,523	27.43	2,345,824	—	0.69%	36.19%
2005	75,842	20.14	1,527,480	—	1.07%	40.51%
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)
2009	146,138	$12.76	$1,864,929	—	0.00%	37.15%
2008	162,231	9.30	1,509,511	—	0.48%	-35.18%
2007	168,000	14.36	2,411,704	—	0.87%	5.13%
2006	168,841	13.65	2,305,502	—	0.00%	17.17%
2005	161,387	11.65	1,880,836	—	0.25%	0.16%
Value Line Centurion Fund
2009	43,844	$5.63	$246,641	—	0.00%	11.09%
2008	48,011	5.06	243,128	—	0.00%	-49.27%
2007	50,981	9.98	508,935	—	0.00%	20.72%
2006	55,686	8.27	460,493	—	0.00%	3.85%
2005	55,664	7.96	443,247	—	0.00%	9.13%
Value Line Strategic Asset Management Trust
2009	138,083	$11.18	$1,544,219	—	1.13%	21.16%
2008	147,225	9.23	1,358,940	—	1.50%	-29.39%
2007	188,299	13.07	2,461,365	—	0.96%	15.28%
2006	206,997	11.34	2,347,100	—	0.94%	6.85%
2005	210,903	10.61	2,238,047	—	0.49%	9.08%
AIM V.I. Capital Appreciation Fund Series I
2009	58,127	$5.93	$344,590	—	0.63%	21.08%
2008	61,116	4.90	299,232	—	0.00%	-42.49%
2007	66,481	8.51	566,013	—	0.00%	12.01%
2006	70,463	7.60	535,576	—	0.06%	6.30%
2005	72,836	7.15	520,801	—	0.06%	8.84%

B-58

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
AIM V.I. Utilities Fund Series I
2009	27,552	$10.00	$275,462	—	5.08%	14.93%
2008	33,309	8.70	289,761	—	2.76%	-32.35%
2007	35,378	12.86	454,966	—	2.10%	20.64%
2006	29,355	10.66	312,907	—	3.58%	25.46%
2005	30,386	8.50	258,172	—	2.95%	16.83%
AIM V.I. Core Equity Fund Series I
2009	116,802	$8.02	$936,404	—	1.93%	28.30%
2008	112,400	6.25	702,356	—	2.02%	-30.14%
2007	145,736	8.94	1,303,576	—	1.03%	8.12%
2006	175,596	8.27	1,452,751	—	1.60%	15.24%
2005	184,780	7.18	1,326,519	—	0.89%	5.65%
AIM V.I. Core Equity Fund Series II(6)
2009	13,824	$9.29	$128,438	—	2.22%	27.98%
2008	—	—	—	—	—	—
AIM V. I. Government Securities Fund Series II (4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
AIM V. I. Mid Cap Core Equity Fund Series II(6)
2009	5,663	$9.33	$52,852	—	1.27%	29.86%
2008	—	—	—	—	—	—
AIM V. I. Utilities Fund Series II(4) (6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Alger American Capital Appreciation Portfolio Class S (formerly Alger American Leveraged AllCap Portfolio Class S)(6)
2009	16,075	$9.78	$157,220	—	0.00%	50.69%
2008	—	—	—	—	—	—
AllianceBernstein VPS Value Portfolio Class B
2009	7,511	$10.79	$81,027	—	3.00%	21.04%
2008	12,440	8.91	110,865	—	2.11%	-41.01%
2007	12,252	15.11	185,105	—	1.22%	-4.16%
2006	8,455	15.76	133,289	—	0.90%	21.03%
2005	7,684	13.03	100,090	—	1.14%	5.48%
AllianceBernstein VPS Growth & Income Portfolio Class B
2009	26,585	$10.31	$274,153	—	3.65%	20.35%
2008	27,682	8.57	237,194	—	1.70%	-40.69%
2007	27,187	14.45	392,790	—	1.19%	4.86%
2006	26,328	13.78	362,756	—	1.16%	16.98%
2005	25,061	11.78	295,166	—	1.11%	4.60%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
2009	7,180	$11.30	$81,119	—	0.00%	37.10%
2008	8,399	8.24	69,214	—	0.00%	-39.82%
2007	8,113	13.69	111,085	—	0.00%	13.61%
2006	32,862	12.05	396,057	—	0.00%	-0.64%
2005	25,696	12.13	311,686	—	0.00%	14.84%

B-59

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)
2009	9,142	$11.20	$102,389	—	0.00%	53.14%
2008	8,204	7.31	59,995	—	0.00%	-47.46%
2007	4,108	13.92	57,181	—	0.00%	19.89%
2006	7,286	11.61	84,601	—	0.00%	8.38%
2005	5,080	10.71	54,426	—	0.00%	3.65%
AllianceBernstein VPS International Value Portfolio Class B(6)
2009	27	$8.00	$214	—	1.22%	34.36%
2008	—	—	—	—	—	—
AllianceBernstein VPS Real Estate Investment Portfolio Class B(6)
2009	71,286	$8.20	$584,377	—	0.00%	29.22%
2008	—	—	—	—	—	—
American Century VP Capital Appreciation Portfolio Class I(6)
2009	4,761	$8.30	$39,528	—	0.00%	37.07%
2008	—	—	—	—	—	—
BlackRock Global Allocation V.I. Fund Class III(4)(7)
2009	—	—	—	—	—	—
Davis Financial Portfolio
2009	34,411	$11.73	$403,477	—	0.85%	41.18%
2008	35,187	8.31	292,238	—	0.00%	-46.36%
2007	36,813	15.48	570,022	—	1.09%	-6.05%
2006	36,930	16.48	608,637	—	0.60%	18.50%
2005	38,922	13.91	541,296	—	0.52%	8.38%
Davis Real Estate Portfolio
2009	35,993	$20.01	$720,123	—	2.81%	31.73%
2008	32,112	15.19	487,741	—	2.34%	-46.91%
2007	36,705	28.61	1,050,158	—	3.74%	-15.48%
2006	34,132	33.85	1,155,434	—	3.33%	34.37%
2005	30,402	25.19	765,905	—	3.28%	13.14%
Davis Value Portfolio
2009	151,263	$11.29	$1,707,380	—	0.87%	31.16%
2008	167,461	8.61	1,441,207	—	1.10%	-40.32%
2007	158,372	14.42	2,283,915	—	1.21%	4.64%
2006	146,265	13.78	2,015,816	—	0.81%	15.00%
2005	131,559	11.98	1,576,630	—	1.16%	9.44%
Delaware VIP Limited-Term Diversified Income Series Service Class (formerly Delaware VIP Capital Reserves Series Service Class) (4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Delaware VIP Diversified Income Series Service Class(6)
2009	45,278	$11.99	$542,797	—	0.00%	26.66%
2008	—	—	—	—	—	—
Delaware VIP Emerging Markets Series Service Class(6)
2009	12,176	$10.74	$130,725	—	0.00%	77.67%
2008	—	—	—	—	—	—

B-60

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Evergreen VA International Equity Fund Share Class 2(4)(7)
2009	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2
2009	205,896	$12.98	$2,671,832	—	1.25%	35.47%
2008	226,636	9.58	2,170,950	—	0.85%	-42.69%
2007	224,470	16.71	3,751,891	—	0.80%	17.30%
2006	216,507	14.25	3,085,002	—	1.01%	11.43%
2005	187,887	12.79	2,402,550	—	0.11%	16.65%
Fidelity VIP Equity-Income Portfolio Service Class 2
2009	97,036	$11.58	$1,123,383	—	2.26%	29.88%
2008	87,321	8.91	778,322	—	2.52%	-42.81%
2007	82,863	15.59	1,291,483	—	1.61%	1.27%
2006	88,206	15.39	1,357,472	—	2.94%	19.93%
2005	83,852	12.83	1,076,028	—	1.41%	5.57%
Fidelity VIP Growth Portfolio Service Class 2(4(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2009	46,853	$7.22	$338,157	—	0.26%	45.46%
2008	46,256	4.96	229,510	—	0.14%	-55.14%
2007	44,880	11.06	496,342	—	0.00%	22.91%
2006	44,172	9.00	397,463	—	0.43%	5.12%
2005	40,661	8.56	348,057	—	0.65%	8.68%
Fidelity VIP High Income Portfolio Service Class 2(4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2
2009	175,710	$21.28	$3,739,898	—	0.50%	39.75%
2008	182,061	15.23	2,772,824	—	0.24%	-39.61%
2007	207,466	25.22	5,231,896	—	0.49%	15.34%
2006	228,774	21.86	5,002,032	—	0.17%	12.40%
2005	225,121	19.45	4,379,020	—	0.00%	18.02%
Templeton Growth Securities Fund Class 2(6)
2009	2,122	$9.13	$19,364	—	0.00%	31.10%
2008	—	—	—	—	—	—
Mutual Shares Securities Fund Class 2(4)(7)
2009	—	—	—	—	—	—
Franklin Small Cap Value Securities Fund Class 2(4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Ibbotson Balanced ETF Asset Allocation Portfolio Class II(7)
2009	99,064	$10.58	$1,055,636	—	0.68%	5.77%
Ibbotson Growth ETF Asset Allocation Portfolio Class II(4)(7)
2009	—	—	—	—	—	—
Ibbotson Income & Growth Asset Allocation Portfolio Class II(4)(7)
2009	—	—	—	—	—	—

B-61

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)
2009	247,761	$6.06	$1,501,515	—	0.00%	44.83%
2008	265,149	4.18	1,109,537	—	0.25%	-43.72%
2007	286,887	7.44	2,133,124	—	0.22%	22.04%
2006	300,153	6.09	1,828,711	—	0.00%	13.61%
2005	282,118	5.36	1,512,908	—	0.00%	12.31%
Janus Apen Forty Portfolio Institutional Shares
2009	142,068	$10.86	$1,543,171	—	0.04%	46.33%
2008	156,705	7.42	1,163,205	—	0.14%	-44.15%
2007	153,179	13.29	2,035,841	—	0.36%	36.99%
2006	151,629	9.70	1,471,081	—	0.36%	9.35%
2005	147,657	8.87	1,310,110	—	0.21%	12.85%
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)
2009	95,630	$6.88	$658,354	—	0.53%	36.35%
2008	129,110	5.05	651,879	—	0.75%	-39.72%
2007	129,667	8.38	1,086,061	—	0.73%	15.09%
2006	138,327	7.28	1,006,673	—	0.50%	11.38%
2005	132,171	6.53	863,607	—	0.33%	4.29%
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)
2009	183,385	$6.42	$1,176,917	—	1.43%	37.70%
2008	212,887	4.66	992,196	—	1.23%	-44.66%
2007	205,390	8.42	1,729,790	—	0.76%	9.63%
2006	221,601	7.68	1,702,418	—	1.77%	18.20%
2005	233,811	6.50	1,519,600	—	1.37%	5.87%
Janus Aspen Forty Portfolio Service Shares(4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Janus Aspen Portfolio Service Class (formerly Janus Aspen Large Cap Growth Portfolio Service Class)(4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Janus Aspen Perkins Mid Cap Value Service Class (formerly Janus Aspen Mid Cap Value Portfolio Service Class)(6)
2009	14,049	$9.77	$137,231	—	0.33%	32.92%
2008	—	—	—	—	—	—
Janus Aspen Worldwide Portfolio Service Class (formerly Janus Aspen Worldwide Growth Portfolio Service Class)(4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
MFS Growth Series Initial Class
2009	123,379	$6.56	$809,279	—	0.31%	37.68%
2008	119,039	4.76	567,142	—	0.25%	-37.42%
2007	148,869	7.61	1,133,311	—	0.00%	21.17%
2006	172,964	6.28	1,086,669	—	0.00%	7.89%
2005	176,093	5.82	1,025,390	—	0.00%	9.19%

B-62

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NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
MFS Investors Trust Series Initial Class
2009	22,140	$10.04	$222,248	—	1.64%	26.90%
2008	26,468	7.91	209,376	—	0.86%	-33.08%
2007	28,640	11.82	338,542	—	0.80%	10.31%
2006	33,958	10.72	363,915	—	0.50%	12.99%
2005	34,896	9.48	330,959	—	0.50%	7.31%
MFS New Discovery Series Initial Class
2009	61,771	$10.45	$645,811	—	0.00%	63.18%
2008	70,323	6.41	450,550	—	0.00%	-39.33%
2007	73,231	10.56	773,320	—	0.00%	2.52%
2006	79,858	10.30	822,594	—	0.00%	13.22%
2005	77,444	9.10	704,605	—	0.00%	5.25%
MFS Research Series Initial Class
2009	15,677	$8.54	$133,896	—	1.41%	30.54%
2008	18,040	6.54	118,026	—	0.51%	-36.09%
2007	16,396	10.24	167,839	—	0.69%	13.20%
2006	16,229	9.04	146,756	—	0.50%	10.48%
2005	15,981	8.18	130,804	—	0.46%	7.80%
MFS Total Return Series Initial Class
2009	155,252	$15.10	$2,344,174	—	3.65%	18.03%
2008	168,778	12.79	2,159,138	—	3.11%	-22.13%
2007	176,109	16.43	2,893,245	—	2.52%	4.21%
2006	188,321	15.76	2,968,733	—	2.26%	11.89%
2005	177,864	14.09	2,505,842	—	2.00%	2.82%
MFS Growth Series Service Class(6)
2009	5,485	$9.36	$51,337	—	0.00%	37.33%
2008	—	—	—	—	—	—
MFS Strategic Income Series Service Class(6)
2009	6,936	$10.97	$76,100	—	0.00%	23.88%
2008	—	—	—	—	—	—
MFS Research Series Service Class(6)
2009	14,037	$9.19	$128,949	—	0.00%	30.20%
2008	—	—	—	—	—	—
MFS Total Return Series Service Class(6)
2009	71,982	$9.76	$702,249	—	0.00%	17.72%
2008	—	—	—	—	—	—
PIMCO Real Return Portfolio Advisor Class(4)(7)
2009	—	—	—	—	—	—
PIMCO Total Return Portfolio Advisor Class(7)
2009	19,305	$10.23	$197,578	—	0.52%	2.35%
Van Kampen Life Investment Trust Growth & Income Class II(6)
2009	47,538	$9.50	$451,634	—	5.06%	24.11%
2008	—	—	—	—	—	—

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NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
FLEXIBLE SOLUTIONS SERIES(5)
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)
2009	102,569	$7.86	$806,319	—	0.19%	25.09%
2008	60,492	6.28	380,148	—	1.27%	-29.62%
2007	36,061	8.93	322,007	—	0.95%	15.19%
2006	1,169	7.75	9,060	—	1.91%	17.26%
2005	88	6.61	580	—	1.18%	3.10%
RS S&P 500 Index VIP Series Class I
2009	32,129	$8.81	$283,131	—	1.94%	26.25%
2008	48,607	6.98	339,281	—	2.26%	-37.16%
2007	27,117	11.11	301,191	—	1.74%	5.22%
2006	6,411	10.56	67,674	—	1.65%	15.46%
2005	18	9.14	165	—	1.61%	2.11%
RS Asset Allocation VIP Series Class I(8)
2009	—	$—	$—	—	—	—
2008	457	7.95	3,633	—	1.95%	-37.27%
2007	441	12.68	5,590	—	2.00%	5.23%
2006	420	12.05	5,055	—	4.06%	13.37%
2005	—	—	—	—	—	—
RS High Yield Bond VIP Series Class I
2009	11,085	$15.95	$176,754	—	10.06%	38.10%
2008	1,892	11.55	21,844	—	7.67%	-20.83%
2007	680	14.58	9,916	—	7.04%	1.19%
2006	91	14.41	1,305	—	8.68%	9.17%
2005	13	13.20	166	—	5.00%	1.48%
RS Low Duration Bond VIP Series Class I
2009	24,427	$12.36	$301,849	—	4.96%	6.38%
2008	2,360	11.62	27,418	—	5.74%	3.56%
2007	496	11.22	5,558	—	4.55%	5.48%
2006	55	10.63	583	—	3.95%	4.07%
2005	—	—	—	—	—	—
RS Large Cap Value VIP Series Class I(8)
2009	—	$—	$—	—	—	—
2008	3,250	8.79	28,581	—	2.25%	-40.26%
2007	2,036	14.72	29,971	—	1.98%	0.36%
2006	597	14.67	8,765	—	1.34%	18.29%
2005	33	12.40	414	—	1.39%	4.05%
RS Partners VIP Series Class I
2009	44,172	$11.91	$526,214	—	0.00%	39.66%
2008	8,627	8.53	73,591	—	0.00%	-34.00%
2007	4,153	12.92	53,673	—	0.00%	-2.03%
2006	622	13.19	8,205	—	0.24%	9.35%
2005	—	—	—	—	—	—
RS Investment Quality Bond VIP Series Class I
2009	66,633	$17.53	$1,167,779	—	4.42%	11.20%
2008	43,115	15.76	679,514	—	5.23%	0.47%
2007	13,065	15.69	204,954	—	5.42%	6.22%
2006	14,151	14.77	208,975	—	4.62%	4.19%
2005	12	14.17	166	—	4.06%	0.73%
RS Money Market VIP Series Class I
2009	87,170	$12.63	$1,101,104	—	0.06%	0.06%
2008	25,673	12.62	324,114	—	1.93%	2.06%
2007	2,798	12.37	34,612	—	4.63%	4.70%
2006	1,205	11.81	14,237	—	4.43%	4.53%
2005	—	—	—	—	—	—

B-64

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NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
FLEXIBLE SOLUTIONS SERIES(5)
Gabelli Capital Asset Fund
2009	10,311	$15.11	$155,792	—	0.84%	34.70%
2008	5,843	11.22	65,540	—	0.82%	-40.43%
2007	3,030	18.83	57,051	—	0.48%	9.13%
2006	725	17.25	12,511	—	0.30%	21.93%
2005	—	—	—	—	—	—
RS International Growth VIP Series Class I
2009	71,330	$11.03	$786,560	—	2.27%	38.98%
2008	31,352	7.93	248,750	—	1.92%	-43.28%
2007	26,760	13.99	374,338	—	3.80%	15.02%
2006	14,721	12.16	179,044	—	1.12%	23.43%
2005	—	—	—	—	—	—
RS Emerging Markets VIP Series Class I
2009	29,271	$33.95	$993,820	—	3.83%	96.37%
2008	19,716	17.29	340,899	—	0.26%	-56.65%
2007	18,649	39.88	743,761	—	2.11%	45.40%
2006	12,451	27.43	341,526	—	0.69%	36.19%
2005	99	20.14	2,002	—	1.07%	8.62%
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)
2009	33,711	$12.76	$430,206	—	0.00%	37.15%
2008	29,621	9.30	275,614	—	0.48%	-35.18%
2007	24,395	14.36	350,194	—	0.87%	5.13%
2006	8,143	13.65	111,201	—	0.00%	17.17%
2005	178	11.65	2,075	—	0.25%	-1.46%
Value Line Centurion Fund
2009	66	$5.63	$372	—	0.00%	11.09%
2008	57	5.06	290	—	0.00%	-49.27%
2007	37	9.98	366	—	0.00%	20.72%
2006	11	8.27	97	—	0.00%	3.85%
2005	—	—	—	—	—	—
Value Line Strategic Asset Management Trust
2009	14,232	$11.18	$159,164	—	1.13%	21.16%
2008	8,524	9.23	78,677	—	1.50%	-29.39%
2007	2,655	13.07	34,696	—	0.96%	15.28%
2006	1,908	11.34	21,636	—	0.94%	6.85%
2005	—	—	—	—	—	—
AIM V.I. Capital Appreciation Fund Series I
2009	4,206	$5.93	$24,933	—	0.63%	21.08%
2008	7,427	4.90	36,363	—	0.00%	-42.49%
2007	8,121	8.51	69,139	—	0.00%	12.01%
2006	8,827	7.60	67,094	—	0.06%	6.30%
2005	—	—	—	—	—	—
AIM V.I. Utilities Fund Series I
2009	9,726	$10.00	$97,244	—	5.08%	14.93%
2008	6,060	8.70	52,715	—	2.76%	-32.35%
2007	1,557	12.86	20,018	—	2.10%	20.64%
2006	260	10.66	2,777	—	3.58%	25.46%
2005	—	—	—	—	—	—

B-65

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
FLEXIBLE SOLUTIONS SERIES(5)
AIM V.I. Core Equity Fund Series I
2009	3,193	$8.02	$25,594	—	1.93%	28.30%
2008	1,908	6.25	11,923	—	2.02%	-30.14%
2007	1,539	8.94	13,764	—	1.03%	8.12%
2006	794	8.27	6,568	—	1.60%	15.24%
2005	—	—	—	—	—	—
AllianceBernstein VPS Value Portfolio Class B
2009	1,049	$10.79	$11,313	—	3.00%	21.04%
2008	1,286	8.91	11,459	—	2.11%	-41.01%
2007	1,327	15.11	20,041	—	1.22%	-4.16%
2006	617	15.76	9,734	—	0.90%	21.03%
2005	—	—	—	—	—	—
AllianceBernstein VPS Growth & Income Portfolio Class B
2009	1,717	$10.31	$17,707	—	3.65%	20.35%
2008	985	8.57	8,437	—	1.70%	-40.69%
2007	2,736	14.45	39,530	—	1.19%	4.86%
2006	2,368	13.78	32,628	—	1.16%	16.98%
2005	28	11.78	327	—	1.11%	3.22%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
2009	5,232	$11.30	$59,115	—	0.00%	37.10%
2008	4,302	8.24	35,449	—	0.00%	-39.82%
2007	6,404	13.69	87,686	—	0.00%	13.61%
2006	2,510	12.05	30,254	—	0.00%	-0.64%
2005	—	—	—	—	—	—
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)
2009	1,074	$11.20	$12,029	—	0.00%	53.14%
2008	401	7.31	2,935	—	0.00%	-47.46%
2007	155	13.92	2,162	—	0.00%	19.89%
2006	21	11.61	240	—	0.00%	8.38%
2005	—	—	—	—	—	—
BlackRock Global Allocation V.I. Fund Class III(7)
2009	—	—	—	—	—	—
Davis Financial Portfolio
2009	2,372	$11.73	$27,811	—	0.85%	41.18%
2008	1,607	8.31	13,348	—	0.00%	-46.36%
2007	617	15.48	9,548	—	1.09%	-6.05%
2006	314	16.48	5,166	—	0.60%	18.50%
2005	—	—	—	—	—	—
Davis Real Estate Portfolio
2009	10,137	$20.01	$202,810	—	2.81%	31.73%
2008	9,146	15.19	138,916	—	2.34%	-46.91%
2007	9,747	28.61	278,864	—	3.74%	-15.48%
2006	7,507	33.85	254,126	—	3.33%	34.37%
2005	38	25.19	957	—	3.28%	2.71%
Davis Value Portfolio
2009	9,646	$11.29	$108,884	—	0.87%	31.16%
2008	13,129	8.61	112,991	—	1.10%	-40.32%
2007	7,158	14.42	103,224	—	1.21%	4.64%
2006	1,933	13.78	26,637	—	0.81%	15.00%
2005	27	11.98	326	—	1.16%	4.06%

B-66

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
FLEXIBLE SOLUTIONS SERIES (5)
Fidelity VIP Contrafund Portfolio Service Class 2
2009	102,978	$12.98	$1,336,300	—	1.25%	35.47%
2008	63,621	9.58	609,429	—	0.85%	-42.69%
2007	41,076	16.71	686,556	—	0.80%	17.30%
2006	17,540	14.25	249,929	—	1.01%	11.43%
2005	138	12.79	1,768	—	0.11%	3.58%
Fidelity VIP Equity-Income Portfolio Service Class 2
2009	19,521	$11.58	$225,996	—	2.26%	29.88%
2008	5,618	8.91	50,077	—	2.52%	-42.81%
2007	3,971	15.59	61,894	—	1.61%	1.27%
2006	2,797	15.39	43,052	—	2.94%	19.93%
2005	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2009	8,069	$7.22	$58,237	—	0.26%	45.46%
2008	5,504	4.96	27,311	—	0.14%	-55.14%
2007	2,569	11.06	28,416	—	0.00%	22.91%
2006	356	9.00	3,204	—	0.43%	5.12%
2005	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2
2009	41,867	$21.28	$891,114	—	0.50%	39.75%
2008	19,401	15.23	295,486	—	0.24%	-39.61%
2007	13,650	25.22	344,226	—	0.49%	15.34%
2006	4,595	21.86	100,450	—	0.17%	12.40%
2005	50	19.45	966	—	0.00%	3.65%
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)
2009	7,098	$6.06	$43,015	—	0.00%	44.83%
2008	7,481	4.18	31,303	—	0.25%	-43.72%
2007	9,136	7.44	67,933	—	0.22%	22.04%
2006	5,625	6.09	34,271	—	0.00%	13.61%
2005	62	5.36	331	—	0.00%	3.35%
Janus Aspen Forty Portfolio Institutional Shares
2009	2,956	$10.86	$32,109	—	0.04%	46.33%
2008	2,165	7.42	16,071	—	0.14%	-44.15%
2007	1,008	13.29	13,403	—	0.36%	36.99%
2006	674	9.70	6,536	—	0.36%	9.35%
2005	—	—	—	—	—	—
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)
2009	7,786	$6.88	$53,598	—	0.53%	36.35%
2008	10,453	5.05	52,777	—	0.75%	-39.72%
2007	6,168	8.38	51,658	—	0.73%	15.09%
2006	2,188	7.28	15,924	—	0.50%	11.38%
2005	—	—	—	—	—	—

B-67

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NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
FLEXIBLE SOLUTIONS SERIES(5)
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)
2009	17,343	$6.42	$111,305	—	1.43%	37.70%
2008	16,187	4.66	75,443	—	1.23%	-44.66%
2007	6,672	8.42	56,193	—	0.76%	9.63%
2006	2,768	7.68	21,261	—	1.77%	18.20%
2005	51	6.50	330	—	1.37%	3.69%
MFS Growth Series Initial Class
2009	3,067	$6.56	$20,118	—	0.31%	37.68%
2008	2,694	4.76	12,833	—	0.25%	-37.42%
2007	1,432	7.61	10,901	—	0.00%	21.17%
2006	320	6.28	2,010	—	0.00%	7.89%
2005	—	—	—	—	—	—
MFS Investors Trust Series Initial Class
2009	1,037	$10.04	$10,407	—	1.64%	26.90%
2008	25	7.91	195	—	0.86%	-33.08%
2007	16	11.82	186	—	0.80%	10.31%
2006	8	10.72	87	—	0.50%	12.99%
2005	—	—	—	—	—	—
MFS New Discovery Series Initial Class
2009	19,787	$10.45	$206,876	—	0.00%	63.18%
2008	16,956	6.41	108,631	—	0.00%	-39.33%
2007	13,112	10.56	138,466	—	0.00%	2.52%
2006	4,856	10.30	50,017	—	0.00%	13.22%
2005	105	9.10	956	—	0.00%	3.10%
MFS Research Series Initial Class
2009	191	$8.54	$1,634	—	1.41%	30.54%
2008	31	6.54	206	—	0.51%	-36.09%
2007	206	10.24	2,114	—	0.69%	13.20%
2006	90	9.04	813	—	0.50%	10.48%
2005	—	—	—	—	—	—
MFS Total Return Series Initial Class
2009	38,377	$15.10	$579,468	—	3.65%	18.03%
2008	31,710	12.79	405,656	—	3.11%	-22.13%
2007	20,259	16.43	332,837	—	2.52%	4.21%
2006	5,417	15.76	85,395	—	2.26%	11.89%
2005	102	14.09	1,437	—	2.00%	0.83%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2009, 2008, 2007, 2006 and 2005, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	No contracts with this rider investing in this investment division.
(5)	Portfolio commenced operations on September 30, 2005 for Flexible Solutions Series and September 2, 2008 for Flexible Solutions — Gold Series.
(6)	Portfolio commenced operations on September 2, 2008.
(7)	Portfolio commenced operations on September 14, 2009.
(8)	Refer to Note 4.

B-69

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of The Guardian Insurance & Annuity Company, Inc. and the Contract Owners of The Guardian Separate Account N:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account N at December 31, 2009 listed in Note 1, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 11, 2010

B-70

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2009	2008
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,777 million; $1,719 million, respectively)	$1,840	$1,610
Affiliated mutual funds, available for sale, at fair value (cost $24 million; $1 million, respectively)	20	1
Trading securities, at fair value (cost $3 million; $20 million, respectively)	3	20
Preferred stock, available for sale, at fair value (amortized cost $5 million; $7 million, respectively)	5	5
Policy loans	99	101
Cash and cash equivalents	114	182
Other invested assets	2	2

Total invested assets	2,083	1,921

Deferred policy acquisition costs	293	349
Investment income due and accrued	28	28
Reinsurance recoverable and other assets	139	300
Accounts receivable	16	12
Current income tax receivable	—	14
Separate account assets	6,992	5,386

Total assets	$9,551	$8,010

Liabilities:
Future policy benefits and other policyholder liabilities	$1,881	$2,036
Due to Guardian Life Insurance Company of America and its affiliates	20	20
Current income tax payable	8	—
Deferred income tax liability	58	9
Accrued expenses and other liabilities	147	209
Separate account liabilities	6,992	5,386

Total liabilities	9,106	7,660

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	195	195
Retained earnings	224	195
Accumulated other comprehensive income (loss), net of deferred taxes	24	(45)

Total stockholder’s equity before noncontrolling interest	445	347
Noncontrolling interest	—	3

Total stockholder’s equity	445	350

Total liabilities and stockholder’s equity	$9,551	$8,010

See notes to consolidated financial statements.

B-71

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Revenues:
Net investment income	$98	$102	$110
Net realized gains (losses) on investments	20	(44)	6
Administrative service fees	211	224	255
Reserve adjustment on reinsurance ceded and other	(18)	(18)	(17)

Total revenues	311	264	354

Benefits and expenses:
Policyholder benefits	72	91	90
Amortization of deferred policy acquisition costs	75	119	70
Other operating costs and expenses	126	200	182

Total benefits and expenses	273	410	342

Income (loss) before income taxes and noncontrolling interest	38	(146)	12

Income taxes:
Current (benefit) expense	(2)	(28)	3
Deferred expense (benefit)	11	(23)	(5)

Total income tax expense (benefit)	9	(51)	(2)

Income (loss) before noncontrolling interest	29	(95)	14

Noncontrolling interest, net of taxes	—	1	—

Net income (loss) available to the Company	29	(94)	14

Other comprehensive income (loss), net of tax:
Change in unrealized investment gains (losses), net of deferred taxes	69	(43)	1

Comprehensive income (loss)	$98	$(137)	$15

See notes to consolidated financial statements.

B-72

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity before Non- controlling Interest	Non- controlling Interest	Total Stockholder’s Equity
	(In millions)

Balance, December 31, 2006	$2	$173	$282	$(9)	$448	$—	$448
Comprehensive income:
Net income	—	—	14	—	14	—	14
Prior period and change in unrealized investment gains (losses) on available-for-sale securities (See Note 2)	—	—	(7)	7	—	—	—
Change in noncontrolling interest ownership	—	—	—	—	—	3	3

Balance, December 31, 2007	$2	$173	$289	$(2)	$462	$3	$465
Comprehensive income:
Capital contribution	—	22	—	—	22	—	22
Net loss	—	—	(94)	—	(94)	(1)	(95)
Change in unrealized investment (losses) gains, net of deferred taxes	—	—	—	(43)	(43)	—	(43)
Change in noncontrolling interest ownership	—	—	—	—	—	1	1

Balance, December 31, 2008	$2	$195	$195	$(45)	$347	$3	$350
Comprehensive income:
Net income	—	—	29	—	29	—	29
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	69	69	—	69
Change in noncontrolling interest ownership	—	—	—	—	—	(3)	(3)

Balance, December 31, 2009	$2	$195	$224	$24	$445	$—	$445

See notes to consolidated financial statements.

B-73

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Operating activities:
Net income (loss)	$29	$(94)	$14
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	7	8	9
Net realized (gains) losses on investments	(52)	58	(5)
Provision for deferred federal income taxes	11	(23)	(6)
Changes in
Trading securities	18	(12)	(16)
Deferred policy acquisition costs	(27)	50	(15)
Investment income due and accrued	—	—	5
Reinsurance recoverable and other	8	(76)	23
Current income taxes liability (receivable), net	22	(6)	(11)
Accounts receivable	(4)	2	3
Future policy benefits and other policyholder liabilities	121	67	(161)
Due to Guardian Life Insurance Company of America and its affiliates	—	1	1
Accrued expenses and other liabilities	(62)	84	(9)

Net cash provided by (used in) operating activities	71	59	(168)

Investment activities:
Proceeds from investments sold or matured
Bonds	446	428	753
Affiliated mutual funds	—	—	14
Preferred stocks	—	—	1
Investments purchased
Bonds	(514)	(459)	(556)
Affiliated mutual funds	(9)	—	(4)
Transferred (to) from affiliated mutual funds (from) to trading securities	(7)	11	—
Change in policy loans, net	2	(5)	(5)

Net cash (used in) provided by investing activities	(82)	(25)	203

Financing activities:
Additions to policyholder contract deposits	167	117	133
Withdrawals from policyholder contract deposits	(224)	(210)	(329)
Additional paid in capital	—	22	—

Net cash used in financing activities	(57)	(71)	(196)

Net decrease in cash and cash equivalents	(68)	(37)	(161)

Cash and cash equivalents, at beginning of year	182	219	380

Cash and cash equivalents, at end of year	$114	$182	$219

Supplemental disclosure:
Federal income taxes (recovered) paid	$(29)	$(26)	$1

See notes to consolidated financial statements.

B-74

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment advisor under the Investment Advisers Act of 1940 and was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company had established nineteen insurance separate accounts, of which two were dissolved during 2009, whose sole purpose was to fund certain employee benefit plans of The Guardian (see Note 10). As of December 31, 2009, the Company has established seventeen insurance separate accounts primarily to support the variable annuity and life insurance products. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries and those mutual funds in which the Company holds a controlling financial interest. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing

B-75

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, affiliated mutual funds and preferred stocks are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive income (loss).” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and if management has the intent to sell the security or would be required to sell the security before it recovers its cost basis. Impairments that are considered other-than-temporary are included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are primarily investments in affiliated mutual funds; these include consolidated mutual funds where the Company has a controlling financial interest (greater than 50%) and equity method mutual funds where the Company has at least 20% ownership. Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures. Derivative positions are carried at fair value, principally by obtaining quoted market prices. Changes in fair value are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized gains (losses) on investments

Gains and (losses) on investments are computed using the specific identification method. “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows GAAP accounting guidance for insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, which provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts.

Costs associated primarily with and that vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss)”.

B-76

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over twenty-five years, which is a reasonable estimate of the life of the contract. Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit was 8% at December 31, 2009 and 2008. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised (see Note 5).

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Reinsurance recoverable and other assets

Reinsurance recoverable and other assets consist primarily of amount due from reinsurers, deferred, uncollected and unpaid premiums, receivables for service fees and asset derivative.

Accounts receivable

Accounts receivable consist primarily of fees receivable by the general account from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of unearned revenue reserve, reinsurance payables, outstanding checks, contingent tax liability, payables to custodians, and commissions payable.

Noncontrolling Interest

Noncontrolling interest represents the share of income belonging to noncontrolling owners in the consolidated mutual funds of the Company. Noncontrolling interest income (expense), net of tax, was $1 million and ($0.1) million for years ended December 31, 2008 and 2007, respectively, in the Consolidated Statements of income and Comprehensive Income. Noncontrolling interest equity was $3 million at December 31, 2008. There were no such balances in 2009 (see Note 10).

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

B-77

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. The Company has additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred Federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

The Company follows GAAP accounting guidance related to accounting for uncertainty in income taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. GAAP also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The Internal Revenue Code (the “Code”) limits the amount of non-life insurance losses that may offset the life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

B-78

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in subsidiaries of the Company’s wholly-owned subsidiaries and majority owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus. Deferred tax assets not meeting certain criteria are non-admitted and 11) investments in affiliated mutual funds where the Company has a controlling financial interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

Codification

In June 2009, the Financial Accounting Standards Board (the “FASB”) released FASB Accounting Standards CodificationTM (“Codification”). All existing accounting standard documents were superceded and Codification became the sole source of authoritative non-governmental GAAP. Codification does not change existing GAAP guidance but instead provides a consistent organizational structure to simplify user access to its contents. Hereafter, the FASB will not issue new authoritative standards in the form of statements, FASB Staff Position (FSPs) or Emerging Issues Task Force (EITF) abstracts, but will update the Codification. Codification did not result in any change in the Company’s significant accounting policies.

Accounting for Transfers of Financial Assets

In June 2009, the FASB issued updated guidance related to the accounting for transfers of financial assets. This updated guidance revises current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The Company is currently assessing the impact of this updated guidance on the Company’s consolidated financial statements.

Amendments to Consolidation Guidance for Variable Interest Entities

In June 2009, the FASB issued updated guidance which eliminates the exemption for qualifying special-purpose entities (“QSPEs”), as well as amends the consolidation guidance for variable interest entities (“VIEs”). This updated guidance removes the quantitative-based assessment for consolidation of VIEs and, instead, requires a qualitative assessment of whether an entity has the power to direct the VIE’s activities and, whether the entity has the obligation to absorb losses or the right to receive benefits that could be significant to the VIE. This updated guidance also requires an ongoing reassessment of whether an entity is the primary beneficiary of a VIE. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The implementation of this guidance will not impact the Company’s consolidated financial statements.

B-79

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Business Combinations

Effective January 1, 2009, the Company adopted new accounting guidance related to business combinations and accounting for assets acquired and liabilities assumed in a business combination that arise from contingencies. The new accounting guidance retains the fundamental requirements which require the acquisition method of accounting for business combination. The new accounting guidance broadens the scope and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and definition of a business. In April 2009, the FASB issued new guidance related to the recognition and measurement of contingencies acquired in a business combination. The new accounting guidance clarifies that contingent assets acquired and liabilities assumed in a business combination are measured at the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available at the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized at the acquisition date based on the estimated amount. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement as there have been no acquisitions during 2009.

Equity Method Investment Accounting

Effective January 1, 2009, the Company adopted new accounting guidance related to equity method accounting including how an equity method investment should initially be measured, how it should be tested for impairment and how changes in classification from equity method to cost method should be treated. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement.

Noncontrolling Interests in Consolidated Financial Statements

Effective January 1, 2009, the Company adopted new accounting guidance on noncontrolling interests in consolidated financial statements. This new accounting guidance establishes accounting and reporting standards for noncontrolling interest in a subsidiary and clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity should be reported as equity, separate from the parent’s equity, in the consolidated financial statements. In addition, consolidated net income should be adjusted to include the net income attributable to the noncontrolling interest. This new accounting guidance required retrospective adoption of the presentation and disclosure requirements for existing noncontrolling interests. Adoption did not have an impact on the Company’s consolidated financial statements.

Accounting for Transfers of Financial Assets and Repurchase Financing Transactions

Effective January 1, 2009, the Company adopted new accounting guidance related to accounting for transfers of financial assets and repurchase financing transactions. The new accounting guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statements.

Disclosures about Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted new accounting guidance related to disclosures about derivative instruments and hedging activities. The new accounting guidance required enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. See Note 3 and Note 4 for disclosures required by this new accounting guidance.

Subsequent Events

Effective December 31, 2009, the Company adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Company’s financial statements.

B-80

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Recognition and Presentation of Other-Than-Temporary Impairments

During 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. The new accounting guidance amends existing guidance on other-than-temporary impairments for debt securities and requires the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery. This new accounting guidance requires presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and expanded disclosures. The adoption of this guidance did not have a material impact to the Company’s consolidated financial statements. See Note 3 for further information regarding the implementation of this accounting guidance.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company will recognize a liability and expense when assessments are levied or when it is reasonably probable that a liability has been incurred and it can be reasonably estimated.

Revisions

The Company identified the following revisions that warrant disclosure.

In 2009, to comply with newly issued accounting guidance, the Company correctly reflected noncontrolling interest, which had previously been reported as “Accrued expenses and other liabilities and Net realized gains (losses) on investments” in the Consolidated Balance Sheets and the Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, noncontrolling interest has been revised in the 2008 Consolidated Balance Sheets, Consolidated Statements of Income and Comprehensive Income, Consolidated Statements of Changes in Stockholder’s Equity, and Consolidated Statements of Cash Flows. Total revenues decreased by $2 million and deferred income tax benefit increased by $1 million in 2008. There was no effect on the total Company’s earnings and stockholder’s equity. There were no such reclasses for 2007.

In 2008, the Company correctly reflected certain fee income and related deferrals, which had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2007 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2007 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses were each decreased by a net amount of $14 million in 2007. There was no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income does not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision had no effect on the Company’s total Stockholder’s Equity at December 31, 2007. There were no such adjustments for the years ended December 31, 2009 or 2008.

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS AND DERIVATIVE INSTRUMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stocks and affiliated mutual funds as of December 31:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2009		Gains	(Losses)
	(In millions)
U.S. Government	$12	$—	$(1)	$11
Special Revenue	18	—	—	18
State Territories	7	—	—	7
Industrial and Miscellaneous	1,740	74	(10)	1,804

Total Bonds	$1,777	$74	$(11)	$1,840

Preferred Stocks	$5	$—	$—	$5

Affiliated Mutual Funds	$24	$—	$(4)	$20

Trading Securities	$3	$—	$—	$3

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2008		Gains	(Losses)
	(In millions)
U.S. Government	$4	$1	$—	$5
All other Government	7	—	—	7
Special Revenue	7	—	—	7
Public Utilities	230	1	(10)	221
Industrial and Miscellaneous	1,471	8	(109)	1,370

Total Bonds	$1,719	$10	$(119)	$1,610

Preferred Stocks	$7	$—	$(2)	$5

Affiliated Mutual Funds	$1	$—	$—	$1

Trading Securities	$20	$—	$—	$20

The amortized cost and estimated fair value of bonds at December 31, 2009 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$171	$174
Due after one year through five years	1,330	1,386
Due after five years through ten years	111	114
Due after ten years	68	69
Sinking fund bonds, mortgage backed securities and asset backed securities	97	97

Total	$1,777	$1,840

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Proceeds from the sales and maturities of bonds amounted to $446 million, $428 million and $753 million for the years ended December 31, 2009, 2008 and 2007, respectively. Gross gains of $1 million, $1 million and $3 million and gross losses of $3 million, $16 million and $2 million were realized on sales and prepayments of bonds for the years ended December 31, 2009, 2008 and 2007, respectively.

In 2009, proceeds from sales and maturity of investment in affiliated mutual funds amounted to $8 million. Gross losses of $4 million were realized on sales of affiliated mutual funds in 2009. For the year ended December 31, 2008, there were no sales of affiliated mutual funds. In 2007, proceeds of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10).

In 2009 or 2008, there were no sales of preferred stocks. In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December, 31 2009 and 2008, were as follows:

December 31, 2009	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$8	$(1)	$—	$—	$8	$(1)
Special Revenue	9	—	—	—	9	—
State Territories	5	—	—	—	5	—
Industrial and Miscellaneous	118	(2)	116	(8)	234	(10)

Total Bonds	140	(3)	116	(8)	256	(11)

Affiliated Mutual Funds	—	—	12	(4)	12	(4)

Total temporarily impaired securities	$140	$(3)	$128	$(12)	$268	$(15)

December 31, 2008	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
Public Utilities	$145	$(6)	$19	$(4)	$164	$(10)
Industrial and Miscellaneous	870	(69)	182	(40)	1,052	(109)

Total Bonds	1,015	(75)	201	(44)	1,216	(119)

Preferred Stocks	1	(2)	—	—	1	(2)

Total temporarily impaired securities	$1,016	$(77)	$201	$(44)	$1,217	$(121)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were fifty-six securities in an unrealized loss position for greater than 12 months with a book value of $140 million and a fair value of $128 million as of December 31, 2009.

As of each balance sheet date, the Company evaluates securities holdings in an unrealized loss position. Where we have the intent to sell the security or would be required to sell the security before it recovers its cost, we record the realized loss in net income. When there has been an adverse change in underlying cash flows on lower quality securities holdings that represent an interest in securitized financial assets, we record the realized loss in net income.

For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. We measure impairment charges based upon the difference between the book value of a security and its fair value. We generally intend to hold securities that are in an unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists.

The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does not hold any asset-back securities (ABS) with sub-prime mortgage exposure as of December 31, 2009.

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit features (“GMWB riders”). These guaranteed minimum benefit riders are considered embedded derivatives. The GMWB riders are carried at fair value and reported in “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. Changes in the fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The Company enters into Standard and Poors (“S&P”) 500 future contracts and U.S. Treasury futures contracts to mitigate exposure to market fluctuations for the Company’s GMWB product. These futures contracts are traded on an exchange that requires daily settling through participant’s collateral accounts which mitigates the Company’s exposure to default by the counter party. These derivative contracts are not designated as hedging instruments for the purpose of hedge accounting under GAAP. The futures contracts are reported at fair value in “Accrued expenses and other liabilities”. Changes in fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

In addition to the using S&P 500 future contracts and U.S. Treasury futures contracts to hedge the market volatility of these riders, the Company has also entered into a reinsurance treaty (“GMWB reinsurance contract”) during 2007 with an authorized third party reinsurer to minimize the claim exposure and the volatility to net income associated with the GMWB riders. The reinsurance contract obligates the reinsurer to reimburse GIAC for 90% of its claims resulting from GMWB business. The reinsurance treaty does not cover new GMWB riders entered into beginning January 1, 2009. The reinsurance treaty is also considered to be a derivative instrument. The contract is carried at fair value and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheet. The change in the fair value of the GMWB reinsurance contract is included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The following table provides a summary of the notional amount, fair value and net realized gain or loss on derivative instruments held by the Company as of December 31, 2009 and 2008.

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2009		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$(33)	$—	$(35)	$(32)
GMWB Direct (includes reinsurance assets)	—	41	34	154
GMWB Ceded	—	31	—	(110)

Total Derivatives	$(33)	$72	$(1)	$12

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2008		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$108	$115	$—	$17
GMWB Direct	—	—	214	(131)
GMWB Ceded	—	183	—	118

Total Derivatives	$108	$298	$214	$4

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $25 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2008 and are subject to repurchase. As of December 31, 2009, there are no such assets. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2009	2008	2007
	(In millions)
Bonds	$93	$93	$91
Affiliated mutual funds and trading securities	2	1	1
Policy loans	6	6	5
Cash and cash equivalents	—	4	16
Other	1	1	—

Gross investment income	102	105	113
Less: investment expenses	(4)	(3)	(3)

Net investment income	$98	$102	$110

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2009	2008	2007
	(In millions)
Bonds	$(3)	$(24)	$1
Preferred Stocks	(1)	—	—
Futures	(32)	17	—
Affiliated mutual funds and trading securities	(4)	(12)	8
Derivatives	60	(27)	—
Other	—	2	(3)

Net realized gains (losses) on investments	$20	$(44)	$6

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $2 million, $8 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively. These losses were all credit related.

Unrealized investment gains (losses)

Net unrealized investment gains (losses) on securities available for sales are included as part of Accumulated other comprehensive income (loss), net of deferred taxes. Changes in this amount include reclassification adjustments to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive income (loss), net of tax” in earlier periods.

The amounts for the years ended December 31, 2009, 2008 and 2007 were as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2006	(16)	3	5	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available-for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	$(5)	$(1)	$5	$(2)
Net unrealized investments (losses) gains on investments arising during period	(99)	—	35	(64)
Reclassification adjustments for (gains) losses included in net income	(8)	—	3	(5)
Impact of net unrealized investment losses (gains) on deferred policy acquisition costs	—	40	(14)	26

Balance, December 31, 2008	(112)	39	29	(45)
Net unrealized investments gains (losses) on investments arising during period	193	—	(68)	125
Reclassification adjustments for losses included in net income	(10)	—	4	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(77)	27	(50)

Balance, December 31, 2009	$71	$(38)	$(8)	$24

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

As of January 1, 2008, the Company adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements as seen below. The adoption of this guidance does not require any new fair value measurements and did not result in a change in how the Company values its assets or liabilities.

During 2008 the FASB issued new accounting guidance to further clarify existing guidance on the measurement and disclosure of fair value. Effective January 1, 2008, a scope exception for lease classification and measurement for leases accounted for under existing authoritative was enacted. The application of this guidance had no impact on the Company’s financial statements.

Additionally, on January 1, 2008, the Company elected to adopt provisions which allowed an entity to delay the application of this statement for certain non-financial assets and liabilities until January 1, 2009. These non-financial assets and liabilities include those fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. Beginning on January 1, 2009, the Company fully implemented the guidance previously deferred pertaining to non-financial assets and liabilities. The implementation of this guidance in 2009 did not have an impact on the Company’s financial statements as no impairments to non-financial assets were recorded and the Company does not otherwise carry any of its non-financial assets or liabilities at fair value.

Effective September 30, 2008, the Company applied guidance issued by the FASB which provided criteria for how a company’s internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable inputs available to measure fair value. The application of this guidance did not have a material impact on the Company’s financial statements.

During 2009 the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. The implementation of this guidance did not have an impact on the Company’s financial statements.

In September 2009, the FASB issued an update that provides amendments to the guidance for the fair value measurement of investments in certain entities that calculate net asset value per share or its equivalent. The amendments allow a company to measure the fair value of certain investments on the basis of their net asset value per share. The adoption of this guidance did not impact the amounts reported on the face of these financial statements but did change how they are disclosed in this note as described below under Separate Account Assets.

As of January 1, 2008, the Company also adopted guidance that provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value of financial instruments that the Company elects to report at fair value are reported in net income in the current reporting period. The adoption of this guidance did not impact the consolidated financial statements, as the Company did not elect to fair value any additional financial instruments during 2008 or 2009. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets included in this category include U.S. Treasury securities, common stocks, derivative instruments traded on an exchange and actively traded registered mutual funds whether held directly by the general account of the Company or by a separate account.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include fixed maturity instruments, common stocks that are not actively traded, preferred stocks, certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and non-registered collective investments funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information. Instruments held in this category include mortgage loans, embedded derivatives such as GMWB riders and their corresponding reinsurance contracts and private placement securities.

The following table summarizes changes to the Company’s financial instruments carried at fair value hierarchy levels for the years ending December 31, 2009 and 2008.

December 31, 2009	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$11	$—	$—	$11	$11
Special Revenue	—	18	—	18	18
State Territories	—	7	—	7	7
Industrial and Miscellaneous	—	1,736	68	1,804	1,804

Total Bonds	11	1,761	68	1,840	1,840
Preferred stocks and affiliated mutual funds	20	1	4	25	25
Trading securities	3	—	—	3	3
Derivative instruments	—	—	72	72	72
Separate account assets	6,488	504	—	6,992	6,992

Total Assets	$6,522	$2,266	$144	$8,932	$8,932

Liabilities
Derivative instruments	$—	$—	$34	$34	$34

Total Liabilities	$—	$—	$34	$34	$34

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

December 31, 2008	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$5	$—	$—	$5	$5
All other Government	—	7	—	7	7
Special Revenue	—	7	—	7	7
Public Utilities	—	221	—	221	221
Industrial and Miscellaneous	—	1,323	47	1,370	1,370

Total Bonds	5	1,558	47	1,610	1,610
Preferred stocks and affiliated mutual funds	1	5	—	6	6
Trading securities	17	3	—	20	20
Derivative instruments	—	—	183	183	183
Separate account assets	3,807	1,567	12	5,386	5,386

Total Assets	$3,830	$3,133	$242	$7,205	$7,205

Liabilities
Derivative instruments	$—	$—	$214	$214	$214

Total Liabilities	$—	$—	$214	$214	$214

The Company obtains the fair value of financial instruments held in its portfolio, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks which are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate.

Bonds, noncontrolling interest in affiliated mutual funds, trading securities and preferred stocks are valued based on quoted prices from active markets when available (Level 1). When the Company cannot obtain a quoted market price directly it relies on values provided by a third party pricing vendor. This is the pricing source for the majority of the Company’s security investments. Consolidated mutual funds are valued based on the underlying holdings of the respective mutual funds.

The pricing vendor values these securities using market inputs, including benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, where possible, procedures performed by management include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with brokers as well as observations of general market movements for those asset classes. Pricing provided by the third party pricing vendor is generally considered to be a (Level 2). The Company’s Investment Division portfolio managers, for each asset sector, review the values assigned by the pricing vendor for reasonableness. If the portfolio manager has an issue with a price a discussion will take place with the pricing vendor. If the portfolio manager still does not agree with the pricing provided by the pricing vendor, the value determined by the Company’s portfolio manager will be reported as a (Level 3).

Fair values for private placement securities are estimated using internal pricing models or independent broker quotations. The internal pricing models use both observable and unobservable inputs and consider the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. Observable inputs include the U.S. Treasury yield curve and market yields obtained from a third party investment banker who is active in the secondary market. Unobservable inputs include

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Company derived credit rating when the instrument is not rated by a National Recognized Securities Rating Organization such as Standard & Poor or Moody’s rating agencies. Private placement securities that are valued using observable inputs are considered to be a Level 2. If unobservable inputs have a material impact on the valuation of the private placement security it is a Level 3.

Derivative Instruments are valued through the use of quoted market prices for exchange-traded derivatives (Level 1), third party pricing model and a third party pricing service for over-the-counter (“OTC”) traded derivatives (Level 2). Certain annuity contracts contain guaranteed withdrawal benefits, which are considered embedded derivatives under GAAP. These guarantees or riders, as they are referred, are partially reinsured by an authorized third party reinsurance company. These reinsurance contracts are also considered derivative instruments under GAAP. Both the riders and the reinsurance contracts are considered a (Level 3) due to the use of unobservable inputs that have a significant effect on the pricing of these instruments.

The third party pricing model used to determine fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what market participants would use when pricing the instruments. The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant observable inputs include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility.

The methodology used by the third party pricing service for derivative investments is the same as that described above under the bonds, affiliated mutual funds, trading securities and preferred stocks section.

The fair value of the riders associated with certain annuity products and corresponding reinsurance contracts are estimated by the Company’s actuaries. The fair value for these instruments is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. Significant observable inputs used in the calculation of fair value include market volatilities and swap curves derived or obtained from public sources. Unobservable Company specific inputs include mortality assumptions, estimates of withdrawals, annuitization and lapse assumptions. The significant use of unobservable inputs causes these derivatives to be classified as Level 3.

Separate Account Assets—The Company sponsors Separate Accounts that support certain products that it sells. The separate accounts invest in various mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the separate account assets as of December 31, 2009 is based on observable market inputs of the registered mutual funds as published on recognized market exchanges and not the underlying holdings of the respective registered mutual funds as disclosed in 2008. The Company’s management reviews each mutual fund liquidity in order to determine the level those investments should be reported. As of December 31, 2009, the level of trading activities pertaining to the Separate Accounts registered mutual funds investments has not significantly decreased. As such, the adoption of this guidance does not impact the Separate Accounts investment Level categories. Generally, actively traded registered mutual funds investments by the fund are considered a (Level 1), non-registered collective investments funds by the fund that have no redemption restrictions or fees associated with it and are open to new investors are considered a (Level 2) and all other types of investments made by the fund that do not meet the criteria of Level 1 or 2 are reported as a (Level 3). As of December 31, 2009, none of the Separate Accounts investments are considered Level 3.

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table summarizes changes to the Company’s financial instruments carried at fair value and classified as a (Level 3) in the fair value hierarchy for the years ending December 31, 2009 and 2008.

December 31, 2009	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$47	$—	$5	$(4)	$20	$68	$—

Total Bonds	47	—	5	(4)	20	68	—
Preferred stocks and affiliated mutual funds	—	—	—	—	4	4
Derivative instruments	183	(110)	—	(1)	—	72	—
Separate account assets	12	—	—	—	(12)	—	—

Total Assets	$242	$(110)	$5	$(5)	$12	$144	$—

Liabilities
Derivative instruments	214	(154)	—	(26)	—	34	—

Total Liabilities	214	(154)	—	(26)	—	34	—

Total net	$28	$44	$5	$21	$12	$110	$—

Net transfers into/ (out of) Level 3 during 2009 consist primarily of private placement securities that are part of the Industrial and Miscellaneous line in the above table. The fair value for certain private placement securities rely on broker quotes (Level 3).

B-91

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

December 31, 2008	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$151	$(7)	$—	$(18)	$(79)	$47	$—

Total Bonds	151	(7)	—	(18)	(79)	47	—
Derivative instruments	12	118	—	53	—	183	—
Separate account assets	40	—	(11)	(5)	(12)	12	(11)

Total Assets	$203	$111	$(11)	$30	$(91)	$242	$(11)

Liabilities
Derivative instruments	13	131	—	70	—	214	—

Total Liabilities	13	131	—	70	—	214	—

Total net	$190	$(20)	$(11)	$(40)	$(91)	$28	$(11)

Net transfers into/ (out of) Level 3 during 2008 consist primarily of private placements that are part of the Industrial and Miscellaneous line in the above table. The fair value of these securities was previously determined by using strictly broker quotes (Level 3). Beginning in the fourth quarter 2008, the fair value of these securities was determined by use of a pricing matrix which contained both observable and unobservable inputs resulting in some of these securities being categorized as Level 2.

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31, were as follows:

	2009	2008
	(In millions)
Balance, beginning of year	$349	$359
Capitalization of deferrable expenses	77	44
Amortization	(75)	(119)
Derivative hedging	(5)	—
Change in unrealized investment (gains) losses, net	(77)	40
Interest on DAC	24	25

Balance, end of year	$293	$349

During 2009, the Company refined the modeling assumptions related to the guaranteed living benefits riders, maintenance expenses and lapses. Additionally, in 2009 the Company refined the calculation of unrealized gains or losses on investments which impacts the actual margins used for DAC amortization. The net impact of these refinements, which were change in estimates, was a $21 million decrease in DAC.

B-92

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2008, the Company refined the mean reversion policy in light of the market conditions. The refinement of the mean reversion policy resulted in an $8 million decrease in DAC. Deferred policy acquisition costs were also adjusted for the impact of unrealized gains and losses in investments as if those gains and losses had been realized. Due to the market conditions, DAC decreased by $77 million and increased by $40 million due to the decrease and increase in unrealized gains and losses in 2009 and 2008, respectively.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31, were as follows:

	2009	2008
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$460	$490

Future policy benefits	460	490

Policyholders’ account balances
Individual annuities	1,180	1,336
Group annuities	92	84
Variable life	149	126

Policyholders’ account balances	1,421	1,546

Total future policy benefits and policyholders’ account balances	$1,881	$2,036

Separate account liabilities
Individual annuities	$4,656	$3,435
Group annuities	1,874	1,551
Variable life	462	400

Total separate account liabilities	$6,992	$5,386

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed	SA, 1971, 1983a, A2000 mortality tables with certain modifications	5.50%	Present value of expected future payments

Immediate annuities without life contingency fixed	None	Statutory Type C (elective) or A (nonelective) Interest Rates without Future Interest Guarantees and Cash Settlement Options (4.50%-7.00%)	The greatest present value of the future guaranteed benefits as described in Actuarial Guidelines 33

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2009 or 2008.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

B-93

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Certain contract provisions that determine the policyholders’ account balances were as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.00% to 6.00%	Declining to zero over 4 to 7 years.

Group annuities	1.50% to 4.95%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.

Variable life	3.30% to 4.10%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2009 and 2008 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2009			2008
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$5,263	$288	62	$4,006	$791	62
GMIB	117	29	57	97	50	57
GMAB	68	—	62	67	—	61
GMWB	1,858	165	60	827	282	60

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $5 million and $10 million as of December 31, 2009 and 2008, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

B-94

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2009:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $(1) million and $4 million in 2009, $11 million and $3 million in 2008 and $1 million and $2 million in 2007, respectively, and are recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMAB

The GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce was $1 million as of December 31, 2009 and $1 million as of December 31, 2008 and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account value for GMAB equals $68 million as of December 31, 2009 compared to $67 million at December 31, 2008. Due to 10 year waiting periods, there are no paid and incurred benefits for GMAB for the years ended December 31, 2009 or 2008.

GMIB

The Company also issues certain variable annuity contracts with GMIB features which provide a guarantee base that increases by the greater of a 5% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity.

The GMIB liabilities, determined by accumulating the total assessments to date for contracts inforce were $3 million and $4 million as of December 31, 2009 and 2008, respectively, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB for the years ended December 31, 2009 or 2008.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under GAAP accounting for Derivative Instruments and Hedging Activities, which is reported separately from the host variable annuity contract. It is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

B-95

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2009:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 500 stochastic scenarios using MG-Hedge software.

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The NASDAQ volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 25%.

•	The swap curve as of the last day of the quarter is used.

•	89% of annuity 2000 mortality table with 0.8% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2009 and 2008, the derivative liability is $34 million and $214 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The derivative liability relates to annuities with an account value of $1,858 million and $827 million and a GWB of $2,003 million and $1,109 million at December 31, 2009 and 2008, respectively.

Changes in the fair value of the derivative liability resulted in gains amounting to $180 million and losses amounting to $201 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively, and is recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for 100% of the reinsurance recoverable at December 31, 2009 and 2008. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. For the years ended December 31, 2009, 2008 or 2007, there were no balances in the short-duration contracts.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2009	2008	2007
	(In millions)
Long-duration contracts
Direct premiums	$84	$64	$67
Reinsurance assumed	—	—	2
Reinsurance ceded	(75)	(57)	(65)

Premiums	$9	$7	$4

B-96

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Reinsurance recoverable related to long-duration contracts of $36 million and $26 million are recorded in “Reinsurance recoverable and other assets” in the Company’s Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

The GMIB benefit is reinsured and the reinsurance treaty is considered a derivative under GAAP, which is carried at fair value and reported in “Reinsurance recoverable and other assets.” As of December 31, 2009 and 2008, this reinsurance asset was reported at $1 million and $3 million, respectively. Changes in the fair value of derivative resulted in losses of $2 million and $3 million at December 31, 2009 and 2008, respectively, and are recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. This agreement does not cover new business effective January 1, 2009. The reinsurance recoverable related to the GMWB, in the amount of $31 million and $183 million at December 31, 2009 and 2008, represents an embedded derivative which is carried at fair value and reported in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $152 million and $171 million for the years ended December 31, 2009 and 2008, are recorded in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statements of Income and Comprehensive Income was as follows:

	2009	2008	2007
	(In millions)
Federal income tax expense (benefit):
Current tax	$(2)	$(28)	$3
Deferred tax	11	(23)	(5)

Total	$9	$(51)	$(2)

The components of the net deferred tax asset/ (liability) as of December 31, 2009 and 2008 were as follows:

	2009	2008
	(In millions)
Deferred tax assets:
Separate account allowances	$45	$12
DAC Proxy	17	19
Investments	—	34
Other	3	10
Reserves	9	13

Gross deferred tax assets	74	88

Deferred tax liabilities:
Investments	4	—
DAC	128	97

Gross deferred tax liabilities	132	97

Net deferred tax liability	$58	$9

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to reduce any portion of the deferred tax asset that is expected to more likely than not to be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

B-97

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

At December 31, 2009 and December 31, 2008 the Company recorded a current income tax payable of $8 million, and a current income tax receivable of $14 million, respectively, which are included in “Current income tax payable” and “Current income tax receivable”, respectively, in the accompanying Consolidated Balance Sheet.

At December 31, 2009, the Company had $4 million in unused capital loss carryforwards which will expire in 2014.

The Company’s income tax expense (benefit) differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2009	2008	2007
	(In millions)
Expected taxes on pre-tax income (loss)	$13	$(52)	$4
Permanent adjustments:
Dividends received deduction	(4)	(12)	(9)
Contingent tax reserves	(1)	14	4
Return to provision	2	(2)	—
Other	(1)	1	(1)

Total income tax expense (benefit)	$9	$(51)	$(2)

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

	2009	2008
Balance, January 1.	$18	$9
Additions for tax positions of the current year	6	1
Additions for tax positions of prior years	—	11
Reductions for tax positions of prior years for:
Changes in judgement	(2)	—
Lapses of applicable statute of limitations	—	(3)

Balance, December 31.	$22	$18

As of December 31, 2009, the Company had $24 million of unrecognized tax benefits and related interest expense. Included in this balance is $15 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the year ending December 31, 2009, and year ending December 31, 2008, the Company recognized approximately $1 and ($3) million in interest and penalties. The Company has approximately $2 and $1 million accrued for payment of interest and penalties at December 31, 2009, and December 31, 2008, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

B-98

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2009, the maximum amount of dividends the Company could pay The Guardian in 2010 without prior approval from the state insurance regulatory authorities was $24 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net income (loss), as filed with the Delaware Department of Insurance, was $10 million, ($35) million and $20 million for years ended December 31, 2009, 2008 and 2007, respectively. Statutory surplus, as filed, at December 31, 2009 and December 31, 2008 was $236 million and $212 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $136 million, $132 million and $129 million for the years ended December 31, 2009, 2008 and 2007, respectively, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $20 million and $20 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $2,682 million and $2,205 million as of December 31, 2009 and 2008, respectively.

The Company also maintains investments in RS mutual funds in the amount of $21 million and $17 million at December 31, 2009 and 2008, respectively, of which, $20 million and $1 million are recorded in “Affiliated mutual funds” and $1 million and $16 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2009, the Company sold shares in RS Funds with a cost basis of $8 million resulting in a realized loss of $4 million. The Company also invested $9 million in RS Funds during 2009.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds. There were no additional investments made in these funds during 2009 or 2008.

Certain employee benefits plans of The Guardian had assets invested in GIAC separate accounts under group annuity contracts. On December 8, 2008, one contract with assets totaling $91 million was terminated. As of December 31, 2007, the fair market value of the assets held under these contracts was $102 million. On August 1, 2007, one contract with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement. As of December 31, 2008, the Company no longer has The Guardian’s employees benefits plans invested assets in GIAC separate accounts under group annuity contracts. Service fees were not charged on separate account assets for the years ended December 31, 2009 or 2008 under these contracts. During 2009, GIAC dissolved these separate accounts.

The Company recorded an additional paid in capital of $22 million from The Guardian which is included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2008 and received in 2009. There was no additional paid in capital recorded in 2009.

B-99

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In January 2010, the Company received $20 million from PAS which was recorded as a return of capital. Subsequent to the receipt, these funds were transferred to The Guardian as a return of capital.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2009, 2008 and 2007 such fee income amounted to $3 million, $3 million and $3 million, which is reflected in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million, and $1 million is receivable and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million, $2 million and $2 million for the years ended December 31, 2009, 2008 and 2007, which is recorded in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.2 million and $0.2 million are included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

12.  CONTINGENCIES

PAS is involved in several lawsuits and claims from customers that allege violations of federal and state securities laws that arise in the ordinary course of business. While it is not possible to predict with certainty the ultimate outcome of these lawsuits and claims, management believes, after consultation with counsel, that resolution of these matters is not expected to have a material effect on PAS’s financial condition. These matters, if resolved in a manner different from the estimates, could have a material adverse effect on earnings or cash flows when resolved in a future reporting period.

PAS had been named by the same claimant in two separate FINRA arbitration proceedings that commenced in 2005. The claimant alleged that the Company interfered with the employment contracts of the sales representatives, and that restrictive covenants of their employment agreements with their previous employer were violated. In 2009, these proceedings were settled by The Guardian, therefore, PAS was released from any present and future liabilities. As a result, “Other operating costs and expenses” were favorably impacted by $24 million through the reversal of the litigation reserve included in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets as of December 31, 2008.

13.  SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

B-100

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

March 2, 2010

B-101

Part C

ITEM 27:	Exhibits

The following exhibits:

(a)	Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account N. (1)

(b)	Custodian Agreements. Not Applicable.

(c)	Distribution Agreements.

(c)(i)	Brokerage Agreement (2)

(c)(ii)	Field Representative Agreement (FRVUL) (2)

(c)(iii)	Agreement of Agency (FTAVUL) (2)

(c)(iv)	Agreement of General Agency (GAVULUL) (2)

(c)(v)	Memorandum of Agreement (CDM) (2)

(c)(vi)	Special Agreement of Agency (SPAG) (2)

(c)(vii)	Distribution and Service Agreement between GIAC and GIS (August 23, 1985) (3)

(c)(viii)	Form of GIAC Selling Agreement (08/08) (4)

(d)	Specimen of the Flexible Premium Adjustable Variable Whole Life Insurance Policy. (1)

(e)	Form of Application for the Flexible Premium Adjustable Variable whole Life Policy. (1)

(f)	Certificate of Incorporation and By-Laws.

(f)(i)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc. (1)

(f)(ii)	Certificate of Amendment to the Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc. (1)

(f)(iii)	By-laws of The Guardian Insurance & Annuity Company, Inc. (1)

(g)	Reinsurance Agreements.

(g)(i)	Reinsurance Agreement #3001 (including amendments through May 1, 2007) (1)

(g)(ii)	Reinsurance Agreement #3002 (including amendments through May 1, 2007) (1)

(g)(iii)	Amendment to Reinsurance Agreement (May 1, 2008) (3)

(h)	Participation Agreements.

(h)(i)	Aim Variable Insurance Funds (1)

(h)(ii)	Davis Variable Account Fund, Inc. (1)

(h)(iii)	Fidelity Variable Insurance Products Fund (1)

(h)(iv)	Gabelli Capital Series Funds, LLP (1)

(h)(v)	Janus Aspen Series (1)

(h)(vi)	MFS Variable Insurance Trust (1)

(h)(vii)	Alliance Variable Products Series Fund, Inc. (1)

(h)(viii)	Value Line, Inc. (1)

(h)(ix)	RS Variable Products Trust (3)

(a)	Amendment to RS VPT Participation Agreement (2009)

(i)	Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. (4)

(j)	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc. (2)

(j)(i)	Powers of Attorney for K. Rone Baldwin and Margaret W. Skinner

(k)	Legal Opinion.

(k)(i)	Opinion of Richard T. Potter, Jr., Esq. (3)

(k)(ii)	Consent of Richard T. Potter, Jr., Esq.

(l)	Opinion and Consent of actuarial officers

(m)	Calculation. (4)

(n)	Consent of PricewaterhouseCoopers LLP

(o)	No financial statements are omitted.

(p)	Not applicable.

(q)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy. (4)

(1)	Incorporated by reference to the Registration Statement on Form N-6 filed by the Registrant on January 18, 2008 (File no. 333-148736; Accession No. 0001193125-08-008597)
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on March 27, 2008 (File no. 333-148736; Accession No. 0001193125-08-067100)
(3)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on April 25, 2008 (File No. 333-148736; Accession No. 0001193125-08-091063)
(4)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2009 (File No. 333-148736; Accession No. 0001193125-09-088451)

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	Director & President
K. Rone Baldwin	Director
Robert E. Broatch	Director
Joseph A. Caruso	Director & Senior Vice President & Associate Corporate Secretary
Margaret W. Skinner	Director & Executive Vice President, Individual Products Distribution
Tracy L. Rich	Executive Vice President, General Counsel and Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Michael B. Cefole	Senior Vice President, Chief Financial Officer, Retirement Solutions
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Dennis P. Mosticchio	Senior Vice President, Group Retirement Solutions
Richard T. Potter, Jr.	Senior Vice President & Counsel
Gordon Bailey	Vice President & Controller
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Douglas Dubitsky	Vice President, Product Management
Michael Slipowitz	Vice President & Chief Actuary, Retirement Solutions
John H. Walter	Vice President & Director of Finance
Leslie A. Barbi	Managing Director, Fixed Income Investments
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director & Derivatives Risk Officer
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director, Private Placements
Howard G. Most	Managing Director
Robert A. Reale	Managing Director
Barry I. Belfer	Treasurer

Item 29.	Persons Controlled by or under Common Control with Depositor or Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of March 1, 2010. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	72.64%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100% (being dissolved)
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
American Financial Systems, Inc.	Massachusetts	100%
Segurosevida.com, Inc.	Delaware	100%
SdeV.com	Delaware	100%
Sde V Com, S de RL de CV	Mexico	99% (being dissolved)
AFS de Mexico Agente de Seguros, SA de CV	Mexico	99.99% (being dissolved)
eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition LLC	Delaware	100%
Guardian Ledges LLC	Delaware	100%
RS Floating Rate Fund	Massachusetts	100%
RS High Yield Bond Fund	Massachusetts	70.10%
RS High Yield Bond VIP Series	Massachusetts	38.07%
RS High Yield Municipal Bond Fund	Massachusetts	100%
RS International Growth Fund	Massachusetts	14.62%
RS Low Duration Bond VIP Series	Massachusetts	13.33%
RS Partners VIP Series	Massachusetts	26.47%
RS S&P 500 Index Fund	Massachusetts	22.22%
RS Small Cap Growth VIP Series	Massachusetts	25.29%
RS Strategic Income Fund	Massachusetts	100%
RS Tax-Exempt Fund	Massachusetts	24.70%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of March 1, 2010:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable life insurance polices and variable annuity contracts and it is also the principal underwriter of shares of:

The RS Variable Products Trust, a series trust consisting of the following series:

RS Emerging Markets VIP Series, RS Global Natural Resources VIP Series, RS High Yield Bond VIP Series, RS International Growth VIP Series, RS Investment Quality Bond VIP Series, RS Large Cap Alpha VIP Series, RS Low Duration Bond VIP Series, RS Money Market VIP Series, RS Partners VIP Series, RS S&P 500 Index VIP Series, RS Small Cap Growth Equity VIP Series, and RS Value VIP Series.

The RS Investment Trust, a series trust consisting of the following series:

(i) Value Funds: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund, and RS Global Natural Resources Fund;

(ii) Growth Funds: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund, and RS Small Cap Equity Fund;

(iii) International Funds: RS International Growth Fund, and RS Emerging Markets Fund;

(iv) Fixed Income Funds: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund, and RS Money Market Fund; and

(v) RS S&P 500 Index Fund.

All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts: The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of the managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Margaret W. Skinner	Manager & President
K. Rone Baldwin	Manager
Robert E. Broatch	Manager
Joseph A. Caruso	Manager & Senior Vice President & Associate Corporate Secretary
Tracy L. Rich	Executive Vice President, General Counsel & Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer, Equity Administration
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Philip Eichinger	Senior Vice President & National Sales Manager of Mutual Funds
Richard T. Potter, Jr.	Senior Vice President & Counsel
John H. Walter	Senior Vice President, Equity Financial Management & Control
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Philip Edelstein	Vice President, National Sales Manager
Gregg Forger	Vice President, Internal Sales
Colin Lake	Vice President, National Sales Manager
James Lake	Vice President, National Sales Manager
Dale W. Magner	Vice President, Retirement Product Sales
Kurt J. Shallow	Vice President, Risk Products Distribution
James Tracy	Vice President, Investment Research Group
Leslie A. Barbi	Managing Director
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director
Howard G. Most	Managing Director
John B. Murphy	Managing Director
Robert A. Reale	Managing Director
Barry I. Belfer	Treasurer

(c) GIS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 33.	Management Services

None.

Item 34.	Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registrant, The Guardian Separate Account N, certifies that it meets all the requirements for effectiveness of the Post-Effective Amendment No. 2 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on

April 27, 2010.

THE GUARDIAN SEPARATE ACCOUNT N
(Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/ Richard T. Potter, Jr.
Senior Vice President and Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

	/s/ Margaret W. Skinner*	Director
Margaret W. Skinner

	/s/ D. Scott Dolfi*	President and Director
D. Scott Dolfi
(Principal Executive Officer)

	/s/ Michael B. Cefole	Senior Vice President, Chief Financial Officer, Retirement Solutions
Michael B. Cefole
(Principal Financial Officer)

	/s/ K. Rone Baldwin*	Director
K. Rone Baldwin

	/s/ Joseph A. Caruso*	Senior Vice President, Associate Corporate Secretary and Director
Joseph A. Caruso

	/s/ Robert E. Broatch*	Director
Robert E. Broatch

*By:	/s/ Richard T. Potter, Jr.	Date: April 27, 2010
Richard T. Potter, Jr.
Senior Vice President and Counsel

*	Pursuant to Power of Attorney

The Guardian Separate Account N

Exhibit Index

Exhibit Number	Description

(h)(ix)(a)	Amendment to RS VPT Participation Agreement (2009)

(j)(i)	Powers of Attorney for K. Rone Baldwin and Margaret W. Skinner

(k)(ii)	Consent of Richard T. Potter, Jr., Esq.

(l)	Opinion and Consent of Actuarial Officer

(n)	Consent of Independent Public Accounting Firm